FFTW FUNDS, INC.





                                                                   Annual Report

                                                               December 31, 1998



--------------------------------------------------------------------------------
200 PARK AVENUE
NEW YORK, NY 10166
TELEPHONE 212.681.3000
FACSIMILE 212.681.3250

FFTW Funds, Inc.

President's Letter

February 22, 1999

Dear Shareholders,

We are pleased to present the Annual Report of FFTW Funds, Inc., for the year ended December 31, 1998. Our funds had a successful year, distinguished by strong performance relative to our competitors, by low expense ratios, and by favorable mention from the financial press.

Among the highlights, FFTW's Limited Duration (formerly called Stable Return), U.S. Short Term Fixed Income, and Worldwide Fixed Income Hedged Portfolios were included in Business Week's Bond Fund A-List for superior risk-adjusted returns over the past five years. These Portfolios also earned the distinction of a Morningstar rating of 5 stars. In November, FFTW's International and Worldwide Portfolios were highlighted in the Wall Street Journal Mutual Fund Scorecard as among the Top 15 performers in their categories, and FFTW's Money Market Portfolio was the number one institutional money fund for the fourth quarter of 1998 in IBC's Money Fund Express.

FFTW is pleased to invite our clients and their consultants to participate in quarterly conference calls with senior portfolio managers to discuss our Funds. These regular calls provide a forum for open discussion on current market developments and outlook, and FFTW's portfolio strategy. If you are interested in participating, please call Johanna Lasker at (212) 681-3054 for details.

We appreciate your participation in FFTW Funds. In our continuing effort to meet your investment needs, we would welcome the opportunity to discuss the objectives and results of each of our portfolios with you.

Sincerely,

/s/ O. John Olcay

O. John Olcay
Chairman of the Board and President

(All ratings are historical and not forward looking. Ratings are not a forecast of future performance and are subject to change at any time.)

Footnote for Wall Street Journal Mutual Fund Scorecard
FFTW's International and Worldwide Portfolios (the "Portfolios") were compared against other bond funds in the World Income category. The performance returns of the Portfolios in the Mutual Fund Scoreboard were compared against the returns of 277 bond funds for the 4 week period ended 11/19/98, 261 bond funds for the period from 12/31/97 to 11/19/98, 254 bond funds for the 12 month period ended 11/19/98, and 92 bond funds for the 5-year period ended 11/19/98.

Footnote for IBC's Money Fund Expense Report
FFTW's Money Market Portfolio (the "Portfolio") was compared against 374 other institutional money market funds. The ranking that the Portfolio received was for the fourth quarter 1998 gross total return.

Footnote for Business Week's Bond Fund A-List
FFTW's Limited Duration, U.S. Short-Term, and Worldwide-Hedged Portfolios were compared against 652 other taxable and tax-exempt bond funds. The article focused on the 1-, 3-, and 5-year returns, yield, maturity, and expenses. Each fund in the article with more than five years of performance was rated based upon its risk-adjusted total returns. Those funds with the top risk-adjusted returns received A ratings.

Footnote for Morningstar Rating

Each of FFTW's Limited Duration, U.S. Short-Term, and Worldwide-Hedged Portfolios received 5 star ratings from Morningstar for the 3- and 5-year periods commencing on 1/1/94 and 1/1/96, respectively and ending on 12/31/98. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of 12/31/98. Overall ratings are calculated from a fund's 3- and 5-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. During the 3- and 5-year periods ended 12/31/98, there were 1,505, and 1,004 taxable bond funds rated by Morningstar, respectively. 5-star ratings are limited to the top 10% of funds in an investment category, the next 22.5% earn 4 stars, the next 35% earn 3 stars, the next 22.5% earn 2 stars and the bottom 10% earn 1 star.

FFTW Funds, Inc.

Table of Contents

Market Review - General Market                             1
Portfolio Reviews - U.S. Portfolios                        2
Performance - U.S. Portfolios                              4
Portfolio Reviews - Global and International Portfolios    7
Market Outlook                                            10
Performance - Global and International Portfolios         11
Schedules of Investments
          Money Market Portfolio                          17
          U.S. Short-Term Portfolio                       18
          Limited Duration Portfolio                      21
          Mortgage-Backed Portfolio                       23
          Worldwide Portfolio                             27
          Worldwide-Hedged Portfolio                      29
          International Portfolio                         32
          Global Tactical Exposure Portfolio              34
          Emerging Markets Portfolio                      36
          International Opportunities Portfolio           39
Statements of Assets and Liabilities                      40
Statements of Operations                                  45
Statements of Changes in Net Assets                       50
Financial Highlights                                      55
Notes to Financial Statements                             65

FFTW Funds, Inc.

Market Review (unaudited)
December 31, 1998

     The first quarter of 1998 saw global bond markets perform well as interest rates trended lower in the major markets. US rates fell sharply early in the quarter but retraced much of their decline while German rates were lower by 30-40 basis points. In Japan, recessionary conditions persisted and policy makers struggled to develop an effective remedy, resulting in continued low interest rates. In currency markets, the Deutschemark ended the period where it began and the appreciation of the yen in the early part of the quarter was retraced by quarter-end. Yankee bonds, both investment grade and high yield, recovered lost ground as conditions improved from the crisis in the fourth quarter of 1997. Corporate securities were the best performing investment grade sector, enjoying a good technical environment as investors searched for additional yield for their portfolios. In contrast, the U.S. mortgage sector underperformed early in the period due to uncertainty about prepayment levels, but recovered somewhat as market volatility declined and interest rates stabilized.

     Interest rates trended lower in Europe, Japan, and the U.S. resulting in good performance for the major world markets during the second quarter. However, turmoil continued to dominate the Asian markets. U.S. rates were bound within a 40 basis point range, as were German yields, and ended the period near their lowest levels. In Japan, recessionary conditions worsened as the magnitude of the country's banking crisis became obvious. Interest rates in Japan continued to fall with the five-year JGBs reaching a low of 80 basis points before rebounding.

     The volatile dollar/yen relationship dominated the currency markets in the second quarter. The yen depreciated steadily until mid-June when the U.S. and Japanese governments intervened in support of the yen in conjunction with Japan's commitment to provide more fiscal stimulus.

     Corporate bond spreads widened to their largest levels since 1994 as bond investors became concerned about the increasing prospects for a slowdown in corporate profits. The U.S. mortgage sector suffered as falling interest rates raised principal prepayment levels which more than offset the positive effects of declining volatility. Yankee bonds, particularly those in the high yield category, were battered again by the continuing crisis in Asia, which spread most notably to Russia.

     The third quarter of 1998 was a dramatic period for bond and equity investors alike. High-quality fixed income assets yielded positive total returns for the period as investors weighed the implications of Russia's default on its domestic debt, heightened expectations for slower global growth and deflationary pressures, and declining equity markets worldwide. U.S. rates dropped as much as 125 basis points, followed by a modest lowering of official interest rates by the Federal Reserve in late September. German and Japanese yields also declined precipitously to reach new lows. Currency markets were volatile during the quarter, as the dollar lost ground relative to both the yen and the deutschemark.

     Spreads on non-sovereign securities and debt of emerging market countries widened dramatically in August from already wide levels, as investors shunned these asset classes in favor of the safe haven provided by U.S. Treasuries and German bunds. The underperformance of emerging market debt dominated the quarter with the JPM Emerging Market Bond Index losing in excess of 20%. Corporate and Yankee bonds, particularly those rated below A, were hurt across the board in sympathy with a global repricing of credit risk premiums. The U.S. mortgage sector, already buffeted by continued low rates, suffered from fears of accelerated pre-payments as even newly-originated mortgages became re-financeable by homeowners. The dramatic widening in spreads of all non-U.S. Treasury securities provided yield increments that had not been seen since the early 1990s.

     The fourth quarter provided a respite for bond investors as the credit markets either stabilized or rose in value. Another reduction in official U.S. interest rates by the Federal Reserve, the second in a series of three quarter-point reductions, was a major factor in calming the markets. European central banks responded by reducing rates as well, converging on a rate of three percent prior to the Euro conversion at year-end. Nonetheless, U.S. Treasury yields subsequently rose as continued economic strength diminished the prospects for further reductions. Conversely, yields fell in Europe as evidence of a pending economic slowdown surfaced, raising the prospects that the European Central Bank (ECB) would cut rates more aggressively than previously anticipated.

     Led by monetary accommodation and surging equity markets, non-sovereign bonds partially recovered from the third quarter's spread widening. U.S. mortgages, and selected Yankee and emerging market bonds benefited the most. While investor sentiment improved significantly, a large new issuance calendar kept U.S. corporate spreads from narrowing proportionately to other fixed income sectors.

     In the currency markets, the Japanese yen soared against the dollar during October on the prospects of a 60 trillion yen recapitalization of the banking system and investors scrambled to cover their short positions. The yen's rally gained momentum into year-end as the yields on JGBs more than doubled. In comparison, the deutschemark was relatively stable versus the dollar.

FFTW Funds, Inc.

Portfolio Reviews - U.S. Portfolios
December 31, 1998

Money Market Portfolio
U.S. Short-Term Portfolio
Limited Duration Portfolio/1/

     The portfolios invest in similar type short- and intermediate-term investments and only differ on a duration basis with Money Market at the shorter end, U.S. Short-Term in the middle and Limited Duration at the longer end.

     For most of the first quarter the Portfolios maintained a long duration exposure and were overweighted in asset-backed securities. While duration positions detracted from overall performance, the Portfolios" asset-backed holdings had a positive contribution to performance. In addition to being overweight in asset backed securities the Portfolios were also overweight U.S. government agency pass through securities. This combination of holdings had a positive impact on performance for the quarter. Barbelled yield curve positioning also added to overall performance. During the third quarter the Portfolios retained a long duration bias. In expectation of a further decline in yields, the U.S. mortgage allocation was positioned defensively. Mortgage-backed holdings detracted slightly from performance during the third quarter while the Portfolios" holdings in asset-backed securities were selectively increased to take advantage of higher yields. The dramatic widening of asset-backed security spreads detracted from Portfolio performance. During the fourth quarter the allocation to asset-backed securities as well as money market positions increased. As spreads tightened money market securities added to Portfolio returns while the Portfolios' asset-backed holdings detracted slightly. Holdings in collateralized mortgage obligations added modestly to performance.

-----------------------
/1/ The Stable Return Portfolio changed its name to the Limited Duration Portfolio and the Mortgage Total Return Portfolio changed its name to the Mortgage-Backed Portfolio on September 11, 1998.

FFTW Funds, Inc.

Portfolio Reviews - U.S. Portfolios (continued) (unaudited)
December 31, 1998


Mortgage-Backed Portfolio/1/

     Because of widening swap spreads combined with higher volatility and prepayment fears, the Portfolio was neutral on the mortgage basis during the first quarter. The U.S. Treasury market rally in the second quarter led to mortgage prepayment fears that caused the mortgage market to weaken later in the quarter. Higher coupon pass-throughs and interest only securities underperformed for most of the quarter. Collateralized mortgage-backed securities underperformed U.S. Treasury securities during the quarter, detracting from the Portfolio's return. While there was no fundamental credit deterioration in the mortgage sector, U.S. corporate bond spreads widened significantly causing a spillover into mortgage credit. During the third quarter, a long duration position added significantly to incremental return. The Portfolio overweight position in both residential and commercial mortgage-backed securities detracted from performance. An allocation to asset-backed securities had a negative impact and interest-only securities also detracted from performance. The Portfolio began the fourth quarter with a moderate overweight in pass-throughs and this overweight position was increased later in the quarter. Spreads on mortgage pass-through securities ended the quarter only moderately wider, but traded as much as 50 basis points wider during October. This led to underperformance early in the quarter but a recovery in November and December. Commercial mortgage-backed securities, which were added to the Portfolio after the market turmoil in early October, detracted slightly from performance in the fourth quarter. Interest-only securities were added to the Portfolio in November and December and the Portfolio performed well in December.

-----------------------
/1/ The Stable Return Portfolio changed its name to the Limited Duration Portfolio and the Mortgage Total Return Portfolio changed its name to the Mortgage-Backed Portfolio on September 11, 1998.

FFTW Funds, Inc.

Performance - U.S. Portfolios (continued) (unaudited)
December 31, 1998

Money Market Portfolio seeks to attain current income, liquidity, and the maintenance of a stable net asset value per share through investments in high quality, short-term obligations.

        Yield Information for the 7-day period ended December 31, 1998:

                                                                Effective
                                                          Yield   Yield
        Money Market Portfolio                            4.99%   5.12%
        IBC's Money Fund Report Averages(TM)-All Taxable  4.53%   4.64%

U.S. Short-Term Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital and to maintain liquidity by investing primarily in high-quality fixed income securities with an average U.S. dollar-weighted duration of less than one year. U.S. Short-Term is not a money market fund and its shares are not guaranteed by the U.S. Government.

                             [CHART APPEARS HERE]

  Comparison of Changes In Value of a $100,000 Investment In U.S. Short-Term
     Portfolio and the IBC's Money Fund Report Averages(TM) -- All Taxable


                                           IBC's Money Fund
                    U.S. Short-Term       Report Averages(TM)
                       Portfolio            -- All Taxable
                    ---------------       -------------------

12/6/89                   100000                 100000
12/31/89                  100489                 100543
1/31/90                   101235                 101205
2/28/90                   101802                 101799
3/31/90                   102487                 102462
4/30/90                   103131                 103109
5/31/90                   103898                 103781
6/30/90                   104518                 104436
7/31/90                   105224                 105117
8/31/90                   105952                 105786
9/30/90                   106676                 106436
10/31/90                  107504                 107109
11/30/90                  108182                 107753
12/31/90                  109039                 108415
1/31/91                   109720                 109050
2/28/91                   110392                 109586
3/31/91                   110885                 110153
4/30/91                   111554                 110681
5/31/91                   112058                 111206
6/30/91                   112505                 111707
7/31/91                   113134                 112227
8/31/91                   113773                 112738
9/30/91                   114378                 113220
10/31/91                  114936                 113704
11/30/91                  115467                 114151
12/31/91                  116012                 114595
1/31/92                   116399                 114995
2/29/92                   116655                 115343
3/31/92                   116971                 115707
4/30/92                   117286                 116053
5/31/92                   117618                 116398
6/30/92                   118063                 116726
7/31/92                   118518                 117047
8/31/92                   118809                 117350
9/30/92                   119214                 117631
10/31/92                  119424                 117909
11/30/92                  119664                 118174
12/31/92                  120018                 118458
1/31/93                   120341                 118741
2/28/93                   120657                 118989
3/31/93                   120957                 119259
4/30/93                   121214                 119519
5/31/93                   121461                 119783
6/30/93                   121741                 120041
7/31/93                   122056                 120310
8/31/93                   122434                 120581
9/30/93                   122801                 120845
10/31/93                  122977                 121117
11/30/93                  123055                 121382
12/31/93                  123480                 121661
1/31/94                   123959                 121939
2/28/94                   124021                 122194
3/31/94                   124367                 122498
4/30/94                   124618                 122803
5/31/94                   124930                 123155
6/30/94                   125219                 123520
7/31/94                   125734                 123913
8/31/94                   126306                 124329
9/30/94                   126703                 124753
10/31/94                  127201                 125209
11/30/94                  127561                 125684
12/31/94                  128185                 126218
1/31/95                   128827                 126772
2/28/95                   129555                 127301
3/31/95                   130198                 127897
4/30/95                   130687                 128479
5/31/95                   131327                 129081
6/30/95                   131956                 129663
7/31/95                   132456                 130257
8/31/95                   133085                 130867
9/30/95                   133709                 131431
10/31/95                  134334                 132014
11/30/95                  134948                 132582
12/31/95                  135486                 133168
1/31/96                   136115                 133740
2/29/96                   136601                 134262
3/31/96                   137136                 134799
4/30/96                   137773                 135325
5/31/96                   138291                 135866
6/30/96                   138765                 136396
7/31/96                   139426                 136955
8/31/96                   140091                 137514
9/30/96                   140751                 138067
10/31/96                  141429                 138631
11/30/96                  142232                 139186
12/31/96                  142893                 139757
1/31/97                   143573                 140332
2/28/97                   144108                 140852
3/31/97                   144649                 141429
4/30/97                   145331                 142003
5/31/97                   146049                 142604
6/30/97                   146629                 143191
7/31/97                   147503                 143802
8/31/97                   148073                 144417
9/30/97                   148618                 145014
10/31/97                  148888                 145634
11/30/97                  149294                 146237
12/31/97                  150167                 146873
1/31/98                   151055                 147504
2/28/98                   151602                 148076
3/31/98                   152328                 148710
4/30/98                   153046                 149323
5/31/98                   153770                 149956
6/30/98                   154332                 150574
7/31/98                   155065                 151214
8/31/98                   156279                 151858
9/30/98                   157143                 152481
10/31/98                  157676                 153096
11/30/98                  158027                 153674
12/31/98                  158565                 154267

(Past performance is not predictive of future performance.)


     Average Annual Total Return for the periods ended December 31, 1998:

                                                                    Since
                                                 One Year 5 Years Inception*
         U.S. Short-Term Portfolio                5.59%    5.13%    5.21%
         IBC's Money Fund Report AveragesTM-All
          Taxable*                                5.03%    4.86%    4.89%

      * U.S. Short Term Portfolio commenced operations on December 6, 1989. The Portfolio invests in longer term maturities than the benchmark and, therefore, presents greater risks of NAV fluctuation.

FFTW Funds, Inc.

Performance - U.S. Portfolios (continued) (unaudited)
December 31, 1998

Limited Duration Portfolio seeks to maintain a stable level of total return as may be consistent with the preservation of capital by investing primarily in high-quality debt securities with an average U.S. dollar-weighted duration of less than three years and by using interest rate hedging as a stabilizing technique.

          Comparison of Changes in Value of a $100,000 Investment in Limited Duration Portfolio and the Merrill Lynch 1-2.99 Year Treasury Index


                             [CHART APPEARS HERE]

                        Limited Duration        Merrill Lynch 1-2.99 Year
                           Portfolio                  Treasury Index
                        ----------------        -------------------------

7/26/93                      100000                       100000
7/31/93                      100044                       100023
8/31/93                      100825                       100895
9/30/93                      101606                       101223
10/31/93                     101588                       101422
11/30/93                     101326                       101447
12/31/93                     101849                       101821
1/31/94                      102376                       102475
2/28/94                      101747                       101820
3/31/94                      101367                       101313
4/30/94                      100872                       100955
5/31/94                      101002                       101098
6/30/94                      101212                       101397
7/31/94                      102155                       102269
8/31/94                      102375                       102629
9/30/94                      102277                       102396
10/31/94                     102525                       102632
11/30/94                     101913                       102170
12/31/94                     102146                       102405
1/31/95                      103526                       103828
2/28/95                      105150                       105251
3/31/95                      105756                       105840
4/30/95                      106501                       106782
5/31/95                      108364                       108651
6/30/95                      109315                       109238
7/31/95                      109663                       109685
8/31/95                      110212                       110344
9/30/95                      110737                       110884
10/31/95                     111727                       111816
11/30/95                     112669                       112800
12/31/95                     113635                       113668
1/31/96                      114575                       114634
2/29/96                      114449                       114153
3/31/96                      114237                       114050
4/30/96                      114509                       114141
5/31/96                      114686                       114381
6/30/96                      115440                       115202
7/31/96                      115872                       115652
8/31/96                      116217                       116045
9/30/96                      117116                       117101
10/31/96                     118544                       118424
11/30/96                     119614                       119336
12/31/96                     119634                       119336
1/31/97                      120150                       119896
2/28/97                      120620                       120171
3/31/97                      120654                       120125
4/30/97                      121410                       121106
5/31/97                      122426                       121932
6/30/97                      123458                       122772
7/31/97                      125138                       124121
8/31/97                      125204                       124235
9/30/97                      126252                       125178
10/31/97                     127120                       126108
11/30/97                     127333                       126415
12/31/97                     128170                       127278
1/31/98                      129551                       128514
2/28/98                      129465                       128625
3/31/98                      129931                       129148
4/30/98                      130548                       129753
5/31/98                      131302                       130444
6/30/98                      132044                       131123
7/31/98                      132531                       131736
8/31/98                      134217                       133392
9/30/98                      136012                       135160
10/31/98                     136357                       135823
11/30/98                     136421                       135705
12/31/98                     136869                       136184

(Past performance is not predictive of future performance.)


     Average Annual Total Return for the periods ended December 31, 1998:

                                                   One    5     Since
                                                  Year  Years Inception*
        Limited Duration Portfolio                6.79% 5.76%   5.94%
        Merrill Lynch 1-2.99 Year Treasury Index  7.00% 5.59%   5.85%

      * Stable Return Portfolio commenced operations on July 26,1993.

FFTW Funds, Inc.

Performance - U.S. Portfolios (continued) (unaudited)
December 31, 1998

Mortgage-Backed Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in mortgage-related securities, maintaining an average U.S. dollar-weighted duration in the range of two to six years.

                              [CHART APPEARS HERE]

          Comparison of Changes in Value of a $100,000 Investment in Mortgage-Backed Portfolio and the Lehman Mortgage-Backed Securities Index

                             Mortgage Total     Lehman Mortgage-Backed
                            Return Portfolio       Securities Index
                            ----------------    ----------------------

4/29/96                         100000                  100000
4/30/96                          99817                   99660
5/31/96                          99757                   99371
6/30/96                         101127                  100742
7/31/96                         101590                  101115
8/31/96                         101710                  101115
9/30/96                         103620                  102804
10/31/96                        105386                  104819
11/30/96                        107112                  106318
12/31/96                        106539                  105765
1/31/97                         106751                  106547
2/28/97                         108197                  106899
3/31/97                         107319                  105894
4/30/97                         109133                  107578
5/31/97                         109714                  108632
6/30/97                         111580                  109903
7/31/97                         113320                  111969
8/31/97                         113596                  111701
9/30/97                         114846                  113119
10/31/97                        115930                  114375
11/30/97                        116305                  114752
12/31/97                        117400                  115796
1/31/98                         118515                  116943
2/28/98                         118844                  117188
3/31/98                         119334                  117681
4/30/98                         120004                  118351
5/31/98                         120939                  119132
6/30/98                         121415                  119704
7/31/98                         122142                  120315
8/31/98                         123719                  121410
9/30/98                         125536                  122879
10/31/98                        124733                  122719
11/30/98                        125267                  123333
12/31/98                        125865                  123863

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 1998:

                                                  One    Since
                                                 Year  Inception*
        Mortgage-Backed Portfolio                7.42%   8.98%
        Lehman Mortgage-Backed Securities Index  6.97%   8.33%

      * Mortgage Total Return Portfolio commenced operations on April 29,
      1996.

FFTW Funds, Inc.

Portfolio Reviews - Global and International Portfolios (unaudited) December 31, 1998

        Worldwide Portfolio          International Portfolio
        Worldwide-Hedged Portfolio   Global Tactical Exposure Portfolio/2/
        International Opportunities
         Portfolio/3/

     All of the global and international Portfolios invest in similar securities, financial futures contracts and forward foreign exchange contracts. The main differences among the Portfolios relate to positions in the U.S. markets and the currency hedging ratio.

     Global (synonymous with "worldwide") Portfolios were overweight U.S. duration in January and February focusing on lower inflation rather than higher growth. In addition, the portfolios were positioned to take advantage of a flattening yield curve. The Portfolios were overweight the U.S. as a spread against Japan due to the latter's relative low level of real and nominal yields. This duration position detracted from performance offset somewhat by the yield curve exposure. Both global and international Portfolios were initially overweight core European duration to benefit from an expected downward revision in interest rate expectations. The global and international Portfolios' position in European duration in March was gradually reduced to an underweight position as evidence of increased economic growth put upward pressure on yields. In addition, the Portfolios were overweighted UK bonds versus German bonds as the UK economy showed signs of weakening. These positions were broadly neutral on performance. The Portfolios were underweight Japanese bonds throughout the first quarter due to the low level of both real and nominal yields. This position had little impact on performance. The Portfolios however, were underweight the Japanese Yen against the U.S. dollar and Deutschemark and overweighted the Deutschemark versus the U.S. dollar. These foreign exchange positions detracted from returns.

     Focusing on lower inflation rather than higher growth, the global Portfolios were overweight U.S. duration in April. In May duration was reduced to neutral as the Federal Reserve moved towards a tightening bias. In June, U.S. duration was overweighted again as weaker manufacturing data pointed to a slowdown in the US economy. These positions added modestly to returns. Global and international Portfolios were initially underweight core European duration as stronger domestic demand in Germany suggested a possible need for the Bundesbank to increase interest rates. Each Portfolio's exposure was subsequently increased to an overweight allocation following excellent inflation data and signs of a slowdown in economic growth. These positions added to returns. The Portfolios were underweight Japanese bonds relative to U.S. bonds throughout most of the second quarter due to the low level of both real and nominal yields, and the prospects for credit deterioration in Japan. These positions subtracted from returns. The global and international Portfolios maintained an underweight position in the Japanese yen during much of the quarter. These positions were cut following intervention to support the yen by Japanese and U.S. authorities. The Australian dollar was underweighted due to contagion effects from the Asian crisis. Swedish krona was overweighted vs UK Sterling as the anticipation was that Sterling should weaken as UK economic growth slows. The global and international Portfolios maintained an underweight position in Swiss Francs against Deutschemarks due to the weak Swiss economy and the likelihood of a strong Euro. Foreign exchange positions added significantly to returns in the second quarter.

     During the third quarter the global Portfolios were overweight U.S. Treasuries in July in global Portfolios, moving to a flat position in late August as intermediate U.S. Treasuries rallied. The Portfolios remained neutral to the U.S. yield curve for the entire quarter. These positions added to returns. All global and international Portfolios were overweight core European duration during the quarter. In the early summer, the market was still discounting higher official interest rates which was unlikely given the deteriorating global environment. The Portfolios had exposure in Denmark but were principally concentrated in benchmark German bonds that performed well. These positions added significantly to returns. The Portfolios were underweight JGB's throughout the quarter and this position detracted modestly from returns. The global Portfolios were overweight the U.S. dollar versus yen at the beginning of the quarter. Within Europe, the global and international Portfolios were also overweight the Deutschemark versus Swiss Franc and Swedish Krona versus UK Sterling. By the end of the quarter, the Portfolios were underweight in the U.S. dollar versus the Deutschemark. Foreign exchange positions added modestly to returns.

     During the fourth quarter the global Portfolios were modestly overweight U.S. Treasuries until December when the Portfolios assumed a neutral U.S. duration position. U.S. duration and yield curve positions added modestly to Portfolio returns.
-----------------------
/2/ International-Hedged Portfolio changed its name to Global Tactical Exposure on September 11, 1998. The Global Tactical Exposure Portfolio is used exclusively by FFTW for a portion of its client base that seeks the incremental returns that a limited exposure to the international markets may bring. The investment strategy involves investing the Portfolio in a diversified international portfolio but swapping the return of the JP Morgan Global Government Bond Index, Non-U.S. Hedged in exchange for a LIBOR-based payment to the Portfolio. The success of this strategy is measured relative to the JP Morgan 3-Month Eurodeposit Index. The Portfolio significantly outperformed the index using the strategies noted above with respect to its international bond positions.
/3/ The International Opportunities Portfolio began operations on October 8,
1998.

FFTW Funds, Inc.

(unaudited)
December 31, 1998

Also during the quarter global and international Portfolios were overweight European bonds and underweight Japanese government bonds. Both positions added positively to performance for the quarter. The Portfolios were modestly overweight Canadian bonds for the majority of the quarter and neutral in December. The Canadian duration and yield curve position added modestly to returns. In addition, the global Portfolios had an investment in U.S. asset-backed securities which had a modest positive impact on returns as a result of narrowing spreads. European asset-backed securities which were held in the global and international Portfolios as well did not have a significant impact on performance. In anticipation of the Euro conversion, the Portfolios' European positions were consolidated into German Bunds. In foreign exchange, the Portfolios were underweight the U.S. dollar versus the Deutschemark early on in the quarter. This position contributed positively to returns. Within Europe, key foreign exchange positions were underweight UK Sterling versus Deutschemark and overweight Deutschemark versus the Swiss Franc. European foreign exchange positions detracted from returns.

FFTW Funds, Inc.

(unaudited)
December 31, 1998


Emerging Markets

     Emerging market debt stabilized and then improved with the spread of the JP Morgan Emerging Market Bond Index ("EMBI") declining during the first part of the year. Investors differentiated among emerging market credits, using the recent turmoil as an opportunity to add yield to the Portfolio. Short-duration instruments that benefited from the positive slope of the credit curve added to return.

     Emerging Market debt initially stabilized after a strong first quarter, but weakened significantly in the latter part of the second quarter. Concern about the impact of the Japanese crisis in Asia, the potential for a devaluation of the Chinese yuan, and a worsening fiscal situation in Russia led to volatile spreads on EM bonds and rising real interest rates in local currency markets. The Portfolio's strategy of maintaining a high yield on external debt portion of the portfolio versus local currency detracted from returns.

     After briefly stabilizing in July, emerging market debt plummeted in the wake of Russia's August devaluation and domestic debt default. Investors shunned all emerging market debt almost without regard to vast differences in underlying economic fundamentals. Selling pressures by investors seeking to reduce leverage and exposure in the asset class led to a sharp decline in market liquidity, further exacerbating the emerging markets' woes. The tightening in external debt spreads shifted the risk reward balance in favor of local currency investments. The Portfolio remained overweight in hard currency debt, anticipating a shift toward local currency.

     Following the disastrous third quarter, emerging market spreads tightened by about 200 basis points during the fourth quarter of 1998. Investors began to distinguish once again among the various emerging markets credits. Korean bonds, for instance, recovered to a spread near last April's new issue spread, despite the overall EMBI spread being over 600 basis points wider than April's levels. Liquidity improved somewhat, but was below August's levels and many liquidity-induced price discrepancies remained in the market. The overweight position in of external emerging market debt added to the Portfolio return as did an overweight position in of Korean bonds and selected exposure to local currencies in European emerging market countries.

FFTW Funds, Inc.

(unaudited)
December 31, 1998


Market Outlook

     The economic prospects for the U.S. in 1999 have improved relative to the forecasts at the beginning of the fourth quarter of 1998 as equity prices have recovered dramatically and both consumer confidence and consumption have remained stronger than originally expected. These bearish indicators for bond investors are offset by continued low inflation. However, rates are not likely to fall materially until economic weakness materializes once again.

     By comparison, the outlook for European bonds is positive. Expectations for economic growth are being revised downward and coupled with extremely low inflation, further easing by the European Central Bank appears likely. However, the outlook in Japan remains bearish in spite of the recent rise in rates. The financing needs associated with bank recapitalization and the government's fiscal stimuli should cause yields to increase further.

     The prospects for Emerging Markets in the balance of 1999 are mixed. On the positive side, last year's massive sell-off in the asset class has left bond yields quite attractive. Moreover, much "bad news" has already been taken into account by investors; commodity prices are already at very low levels, many important emerging economies are in recession, and feared events such as Russia's sovereign default and Brazil's devaluation have taken place. In some sense, it is difficult to imagine the situation deteriorating from here.

     Difficult, but not, unfortunately, impossible. Important risks to the asset class remain. Asian economies seem to be turning the corner towards renewed growth, but Japan is mired in recession and its continuing problems could hamper recovery prospects in the rest of Asia. Also, while Brazil has devalued, it has not yet been able to stabilize its economy and demonstrate conclusively (at all, in fact) that devaluation is not simply a first step towards financial catastrophe. And one would be foolish to ignore the risks to global liquidity (Fed tightening? A collapse in the Dow Jones?) potentially lurking in Washington or New York.

     In spite of the risks, on balance we view emerging markets as a solid investment opportunity for 1999, albeit one which must be approached carefully. Our recent strategy has been to emphasize those countries with solid economic fundamentals which have been unjustly punished for the sins of their neighbors. Over time, the market will continue winnowing credits, allowing the inferior to fall by the wayside while favoring those with superior policies, and our approach will lead us to outperform the market.

FFTW Funds, Inc.

Performance - Global and International Portfolios (unaudited)
December 31, 1998

Worldwide Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

                             [CHART APPEARS HERE]

Comparison of Changes in Value of a $100,000 Investment in Worldwide Portfolio
           and the JP Morgan Global Government Bond Index (Unhedged)

                                        JP Morgan Global Government
                Worldwide Portfolio        Bond Index (Unhedged)
                -------------------     ---------------------------

4/15/92                100000                      100000
4/30/92                99144                       99860
5/31/92                100891                      102696
6/30/92                102026                      105500
7/31/92                103813                      107821
8/31/92                104477                      110689
9/30/92                106602                      110578
10/31/92               107520                      107814
11/30/92               107933                      105905
12/31/92               109591                      106901
1/31/93                111843                      108718
2/28/93                115013                      110468
3/31/93                115481                      112170
4/30/93                117032                      114211
5/31/93                118118                      114931
6/30/93                120381                      115023
7/31/93                122819                      115069
8/31/93                124952                      118475
9/30/93                125952                      119730
10/31/93               128146                      119671
11/30/93               125935                      118797
12/31/93               126973                      120009
1/31/94                127892                      121137
2/28/94                125603                      119804
3/31/94                122213                      119253
4/30/94                121490                      119158
5/31/94                121675                      118169
6/30/94                121395                      119575
7/31/94                122982                      120699
8/31/94                123827                      120385
9/30/94                123844                      120975
10/31/94               124204                      122790
11/30/94               124579                      121243
12/31/94               124118                      121521
1/31/95                124902                      123976
2/28/95                126480                      127175
3/31/95                128481                      133648
4/30/95                130069                      135773
5/31/95                133707                      139561
6/30/95                133714                      140426
7/31/95                134725                      141086
8/31/95                131196                      137164
9/30/95                133825                      140250
10/31/95               135452                      141625
11/30/95               136955                      143211
12/31/95               139734                      144987
1/31/96                139178                      143493
2/29/96                138525                      142661
3/31/96                137514                      142447
4/30/96                138607                      141920
5/31/96                138272                      142062
6/30/96                138612                      143298
7/31/96                141007                      145935
8/31/96                141224                      146547
9/30/96                142646                      147354
10/31/96               146458                      150271
11/30/96               149536                      152420
12/31/96               147791                      151353
1/31/97                144736                      147569
2/28/97                144359                      146551
3/31/97                143256                      145437
4/30/97                142180                      144623
5/31/97                145191                      148036
6/30/97                147089                      149723
7/31/97                147450                      149169
8/31/97                147325                      148990
9/30/97                150822                      152298
10/31/97               154015                      155527
11/30/97               152094                      153660
12/31/97               152126                      153497
1/31/98                153280                      155026
2/28/98                154220                      156174
3/31/98                152918                      155002
4/30/98                155357                      157389
5/31/98                156507                      158066
6/30/98                157131                      158509
7/31/98                157944                      158937
8/31/98                162910                      163323
9/30/98                171043                      171849
10/31/38               174353                      175698
11/30/98               172415                      173713
12/31/98               175825                      176979

(Past performance is not predictive of future performance.)


     Average Annual Total Return for the periods ended December 31, 1998:

                                                 One                Since
                                                 Year  Five Years Inception*
        Worldwide Portfolio                     15.58%   6.72%      8.77%
        JP Morgan Global Government Bond Index
         (Unhedged)                             15.30%   8.07%      8.87%

      * Worldwide Portfolio commenced operations on April 15,
      1992.

FFTW Funds, Inc.

Performance - Global and International Portfolios (continued) (unaudited) December 31, 1998

Worldwide-Hedged Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years and by actively utilizing currency hedging techniques.

                             [GRAPH APPEARS HERE]

          Comparison of Changes in Value of a $100,000 Investment in Worldwide-Hedged Portfolio and a Customized Worldwide-Hedged Benchmark

                                                Customized Worldwide-
                Worldwide-Hedged Portfolio         Hedged Benchmark
                --------------------------      ---------------------

5/19/92                  100000                         100000
5/31/92                  99727                          99850
6/30/92                  101052                         100579
7/31/92                  102844                         101685
8/31/92                  103881                         102214
9/30/92                  105737                         103665
10/31/92                 105272                         103914
11/30/92                 104504                         103675
12/31/92                 105847                         105147
1/31/93                  108451                         106725
2/28/93                  110646                         108710
3/31/93                  111055                         108938
4/30/93                  111498                         109406
5/31/93                  112088                         109603
6/30/93                  113788                         111839
7/31/93                  115045                         112745
8/31/93                  117941                         115068
9/30/93                  118782                         115551
10/31/93                 119934                         116533
11/30/93                 118121                         116440
12/31/93                 119489                         117942
1/31/94                  120099                         118331
2/28/94                  117947                         115823
3/31/94                  114731                         114201
4/30/94                  113764                         113356
5/31/94                  115848                         112619
6/30/94                  116049                         111921
7/31/94                  113950                         113141
8/31/94                  127664                         113520
9/30/94                  128188                         113907
10/31/94                 128581                         114323
11/30/94                 129033                         114757
12/31/94                 128853                         115245
1/31/95                  129935                         115751
2/28/95                  130386                         116234
3/31/95                  130905                         116778
4/30/95                  131383                         117309
5/31/95                  131884                         117859
6/30/95                  132853                         118391
7/31/95                  132499                         119184
8/31/95                  134062                         120304
9/30/95                  135368                         121868
10/31/95                 137397                         123367
11/30/95                 140576                         125723
12/31/95                 143017                         127094
1/31/96                  145389                         128377
2/29/96                  143340                         126542
3/31/96                  142899                         126807
4/30/96                  145074                         127492
5/31/96                  145260                         127964
6/30/96                  145794                         129180
7/31/96                  146502                         129903
8/31/96                  147481                         130942
9/30/96                  150829                         133430
10/31/96                 154752                         135818
11/30/96                 158139                         138358
12/31/96                 157367                         138082
1/31/97                  159401                         139255
2/28/97                  160662                         139882
3/31/97                  159115                         138903
4/30/97                  161132                         140597
5/31/97                  161571                         141539
6/30/97                  164219                         143563
7/31/97                  168528                         146694
8/31/97                  168099                         146180
9/30/97                  172119                         148636
10/31/97                 173920                         150271
11/30/97                 175107                         151233
12/31/97                 177188                         153093
1/31/98                  179362                         155267
2/28/98                  179584                         155903
3/31/98                  180367                         156917
4/30/98                  181441                         157686
5/31/98                  184149                         159657
6/30/98                  185556                         160806
7/31/98                  186995                         161835
8/31/98                  192019                         165525
9/30/98                  196055                         169746
10/31/98                 195515                         169373
11/30/98                 197051                         170575
12/31/98                 197614                         170575

(Past performance is not predictive of future performance.)

     Average Annual Total Return for the periods ended December 31, 1998:

                                                                      Since
                                                One Year Five Years Inception*
        Worldwide-Hedged Portfolio               11.53%    10.58%     10.83%
        Customized Worldwide-Hedged Benchmark*   11.42%     7.65%      8.40%

      * For the period from May 19, 1992 (commencement of operations of the Portfolio) through July 31, 1994--JP Morgan Global Government Bond Index (Hedged); August 1, 1994 through June 30, 1995--IBC's Money Fund Report Averages(TM)- All Taxable; July 1, 1995 to present--JP Morgan Global Government Bond Index (Hedged). For the period between August 1, 1994 and June 30, 1995, the Wordwide-Hedged Portfolio was invested in cash or short-term instruments due to its small size. Consequently, the Portfolio's performance is compared to this Customized Worldwide-Hedged Benchmark.

FFTW Funds, Inc.

Performance - Global and International Portfolios (continued) (unaudited) December 31, 1998

International Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

                             [CHART APPEARS HERE]C

          Comparison of Changes in Value of a $100,000 Investment in
                         International Portfolio and
        the JP Morgan Global Government Bond Index (Non-U.S. Unhedged)

                                                JP Morgan Global Government
             International Portfolio           Bond Index (Non-U.S. Unhedged)
             -----------------------           ------------------------------

5/9/96              100000                                100000
5/31/96             99843                                 99940
6/30/96             99822                                 100650
7/31/96             102319                                103458
8/31/96             102714                                104203
9/30/96             103127                                104213
10/31/96            105924                                106256
11/30/96            107383                                107648
12/31/96            106662                                107023
1/31/97             102829                                102646
2/28/97             101899                                101435
3/31/97             101061                                100806
4/30/97             99913                                 99901
5/31/97             101953                                102224
6/30/97             103467                                103389
7/31/97             102632                                100773
8/31/97             103302                                101277
9/30/97             106224                                103971
10/31/97            107986                                106383
11/30/97            106460                                103936
12/31/97            106209                                102991
1/31/98             106345                                103650
2/28/98             107564                                105153
3/31/98             106220                                103675
4/30/98             108583                                106008
5/31/98             108919                                106050
6/30/98             108780                                105743
7/31/98             109453                                106098
8/31/98             113459                                109005
9/30/98             120119                                116276
10/31/98            123990                                120624
11/30/98            121682                                118538
12/31/98            125700                                121833

(Past performance is not predictive of future performance.)

     Average Annual Total Return for the periods ended December 31, 1998:

                                                           One     Since
                                                           Year  Inception*
        International Portfolio                           18.35%   9.03%
        JP Morgan Global Government Bond Index (Non-U.S.
         Unhedged)                                        18.30%   7.75%

      * International Portfolio commenced operations on May 9,
      1996.

FFTW Funds, Inc.

Performance - Global and International Portfolios (continued) (unaudited) December 31, 1998

Global Tactical Exposure Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in foreign currencies, with an average U.S. dollar-weighted duration of less than eight years and by actively utilizing currency hedging techniques.

                             [GRAPH APPEARS HERE]

          Comparison of Changes in Value of a $100,000 Investment in Global Tactical Exposure Portfolio and the JP Morgan 3-Month Eurodeposit Index

                     Global Tactical     JP Morgan 3-Month
                   Exposure Portfolio    Eurodeposit Index
                   ------------------    -----------------

9/14/95                 100000                100000
9/30/95                 99563                 100220
10/31/95                100071                100761
11/30/95                101491                101255
12/31/95                103804                101771
1/31/96                 103817                102341
2/29/96                 103400                102781
3/31/96                 103380                103182
4/30/96                 105196                103677
5/31/96                 104676                104165
6/30/96                 104705                104602
7/31/96                 105131                105136
8/31/96                 104925                105651
9/30/96                 105768                106158
10/31/96                106812                106721
11/30/96                107129                107190
12/31/96                107104                107694
1/31/97                 108326                108222
2/28/97                 110456                108698
3/31/97                 110902                109176
4/30/97                 111034                109711
5/31/97                 110722                110260
6/30/97                 111760                110833
7/31/97                 112824                111409
8/31/97                 113571                111922
9/30/97                 115001                112481
10/31/97                115186                113055
11/30/97                115812                113519
12/31/97                116502                114154
1/31/98                 116597                114748
2/28/98                 116749                115230
3/31/98                 117284                115794
4/30/98                 118044                116339
5/31/98                 119402                116874
6/30/98                 120161                117447
7/31/98                 121295                118022
8/31/98                 124342                118612
9/30/98                 123413                119241
10/31/98                123903                119777
11/30/98                124093                120280
12/31/98                126034                120798

(Past performance is not predictive of future performance.)

     Average Annual Total Return for the periods ended December 31, 1998:

                                                        Since
                                             One Year Inception*
        Global Tactical Exposure Portfolio    8.20%     7.27%
        JP Morgan 3-Month Eurodeposit Index   5.82%     5.90%

      * The Portfolio redeemed all of its assets on December 30, 1994, and began selling shares again on September 14, 1995. The total return (on an annualized basis) from its original inception of March 25, 1993 through December 30, 1994, was 5.39%, versus the JP Morgan 3-Month Eurodeposit Index, which had an annualized return of 4.05% for the same period. The return stated is for the period commencing September 14, 1995.

FFTW Funds, Inc.

Performance - Global and International Portfolios (continued) (unaudited) December 31, 1998

Emerging Markets Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in fixed income securities from bond markets in emerging markets countries, denominated in local currencies or currencies of OECD countries, with an average U.S. dollar-weighted duration of less than eight years.

                             [GRAPH APPEARS HERE]

          Comparison of Change in Value of a $100,000 Investment in Emerging Markets Portfolio and a Customized Emerging Markets Benchmark**

                                        Customized Emerging
        Emerging Markets Portfolio      Markets Benchmark **
        --------------------------      --------------------

8/12/97          100000                       100000
8/31/97          99623                        98050
9/30/97          100412                       97785
10/31/97         96269                        94901
11/30/97         97779                        95063
12/31/97         98805                        91506
1/31/98          97618                        86666
2/28/98          100461                       92620
3/31/98          102886                       94812
4/30/98          103397                       96376
5/31/98          100775                       94041
6/30/98          97534                        93205
7/31/98          99631                        97587
8/31/98          71371                        83284
9/30/98          74642                        89625
10/31/98         82305                        96166
11/30/98         88206                        99556
12/31/98         88429                        103067

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the period ended December 31, 1998:

                                                             Since
                                                 One Year  Inception*
        Emerging Markets Portfolio               (10.50%)    (8.49%)
        Customized Emerging Markets Benchmark**    8.97%      2.20%

       *Emerging Markets Portfolio commenced operations on August
      12,1997.
      ** 60% of the JP Morgan Emerging Local Markets Index Plus and 40% of the JP Morgan Emerging Markets Bond Index Plus

FFTW Funds, Inc.

Performance - Global and International Portfolios (continued) (unaudited) December 31, 1998

International Opportunities Portfolio seeks to attain a high level of total return consistent with the preservation of capital by investing primarily in high quality fixed income securities from bond markets worldwide denominated in foreign currencies with active management of the currency hedge ratio.

                             [CHART APPEARS HERE]


          Comparison of Changes in Value of a $100,000 Investment in
                  International Opportunities Portfolio and
      the JP Morgan Global Government Bond Index (Non-U.S. Unhedged) and
         the JP Morgan Global Government Bond Index (Non-U.S. Hedged)

            International
            Opportunites        JP Morgan Non-US           JP Morgan
              Portfolio             (Unhedged)        Non-US Hedged Index
            -------------       ----------------      -------------------

10/8/98         100000                100000                 100000
10/31/98         99394                 98480                  99880
11/30/98         97475                 96776                 100959
12/31/98        100890                 99467                 100838

(Past performance is not predictive of future performance.)

             Total Return for the period ended December 31, 1998:

                                                                    Since
                                                                  Inception*
        International Opportunities Portfolio                        0.89%
        JP Morgan Global Government Bond Index (Non-US Hedged)       0.84%
        JP Morgan Global Government Bond Index (Non-US Unhedged)    (0.53%)

      *Inception October 8, 1998.

FFTW Funds, Inc.

Money Market Portfolio - Schedule of Investments
December 31, 1998

                                     Coupon             Face
                                      Rate  Maturity   Amount       Value
-----------------------------------------------------------------------------
Bank Obligations - 3.4%
Investors Bank & Trust Company Cash
 Sweep                               4.500% 01/04/99 $1,011,000  $  1,011,000
                                                                -------------
 (Cost - $1,011,000)
Certificates of Deposit - 59.8%
Bank of Austria Yankee               5.320% 03/30/99  1,000,000     1,000,564
Bank of Nova Scotia Yankee           5.610% 02/25/99  1,000,000       999,957
Barclays Bank Yankee                 5.250% 01/14/99  1,000,000     1,000,000
Bayerische Vereinsbank Yankee        5.000% 05/07/99  1,500,000     1,503,195
CIBC Yankee                          5.070% 04/27/99  1,000,000     1,001,527
CIBC Yankee                          5.040% 02/10/99  1,500,000     1,500,515
Commerzbank Euro                     5.320% 01/06/99  1,000,000     1,000,003
Dresdner Yankee                      5.310% 03/11/99  1,000,000     1,000,029
ING Bank Euro                        5.080% 01/22/99  1,000,000     1,000,006
Morgan Guaranty Trust                5.380% 02/02/99  1,000,000       999,988
Natwest Yankee                       5.710% 05/07/99  1,000,000       999,948
Rabobank Euro                        5.100% 03/02/99  1,000,000     1,000,065
Societe Generale Yankee              5.050% 04/06/99  1,500,000     1,502,135
Suedwestdeutsche Landesbanken Euro   5.080% 01/22/99  1,000,000     1,000,006
Svenska Handelsbanken Euro           5.320% 01/06/99  1,000,000     1,000,003
Toronto Dominion Bank Yankee         5.610% 02/08/99  1,100,000     1,100,011
                                                                -------------
 Total (Cost - $17,607,952)                                        17,607,952
                                                                -------------
Commercial Paper - 35.1%*
-------------------------
Banque Caisse Epargne                5.144% 02/19/99  1,000,000       993,086
E.I. Dupont De Nemours               4.999% 01/29/99    400,000       398,466
E.I. Dupont De Nemours               5.156% 01/11/99    500,000       499,289
Ford Motor Credit Corp.              5.063% 01/14/99  1,500,000     1,497,291
General Electric Capital Corp.       5.310% 01/11/99  1,000,000       998,533
General Motors Acceptance Corp.      5.674% 01/20/99  1,000,000       997,086
H.H. Heinz                           5.290% 01/21/99  1,000,000       997,083
KWF International Finance            5.044% 04/22/99  1,000,000       984,707
NYS Power Inc.                       5.331% 01/19/99  1,000,000       997,350
Procter & Gamble                     5.102% 02/25/99  1,000,000       992,286
Shell Finance Inc.                   5.203% 03/29/99  1,000,000       987,747
                                                                -------------
 Total (Cost - $10,342,924)                                        10,342,924
                                                                -------------
Total Investments - 98.3% (Cost -
  $28,961,876)                                                     28,961,876
                                                                -------------
Other Assets and Liabilities - 1.7%                                   489,541
                                                                -------------
Net Assets - 100.0%                                              $ 29,451,417
                                                                =============

* Interest rate shown represents yield to maturity at date of purchase.

See Notes to Financial Statements.

FFTW Funds, Inc.

U.S. Short-Term Portfolio - Schedule of Investments
December 31, 1998

                                      Coupon
                                       Rate  Maturity Face Amount     Value
-------------------------------------------------------------------------------
Asset- and Mortgage-Backed
 Securities - 64.4%
Aames Mortgage Trust (FRN), Ser.
 1997-C, Class A1A                    5.740% 11/15/27 $   288,522  $    281,987
Advanta Business Corp., Ser. 1998-1,
 Class A1                             5.770% 12/15/06   8,000,000     8,012,800
Amresco Residential Securities
 Mortgage Loan Trust (FRN), Ser.
 1998-2, Class A6                     5.197% 05/25/28   8,388,593     8,292,712
BankBoston Commercial Loan Master,
 LLC (144A) (FRN), Ser. 1998-1,
 Class A1(a)                          5.563% 11/16/03  15,000,000    15,000,000
BankBoston Home Equity Loan Trust,
 Ser. 1998-2, Class A1                6.280% 11/25/10  10,000,000     9,984,375
Beneficial Mortgage Corp. (FRN),
 Ser. 1995-1, Class A1                5.844% 03/28/25   1,147,769     1,147,322
Beneficial Mortgage Corp. (FRN),
 Ser. 1997-1, Class M                 5.874% 05/28/37   3,000,000     2,976,210
Block Mortgage Finance, Inc. (FRN),
 Ser. 1997-2, Class A5                5.834% 05/25/27   1,728,986     1,719,442
Case Equipment Loan Trust, Ser.
 1998-C, Class A2                     5.490% 08/15/02  14,000,000    13,974,844
Caterpillar Financial Asset Trust,
 Ser. 1998-A, Class A2                5.750% 09/25/01  10,000,000    10,033,700
Champion Home Equity Loan Trust,
 Ser. 1997-2, Class A1                6.590% 11/25/10   3,326,354     3,324,823
Chase Manhattan Auto Owner Trust,
 Ser. 1996-C, Class A3                5.950% 11/15/00   3,096,947     3,109,923
Chase Manhattan RV Owner Trust, Ser.
 1997-A, Class A5                     6.050% 11/15/04  10,000,000    10,005,000
Citibank Credit Card Master Trust 1
 (FRN), Ser. 1998-7, Class B          5.660% 05/15/02  15,000,000    14,983,200
Contimortgage Home Equity Loan Trust
 (FRN), Ser. 1996-1, Class A8         5.875% 03/15/27     825,565       830,989
Contimortgage Home Equity Loan Trust
 (FRN), Ser. 1997-3, Class A10        5.745% 08/15/28   3,536,074     3,532,325
Copeico Capital Funding Corp., Ser.
 1998-A, Class A3                     5.780% 08/15/01   7,000,000     7,039,270
Crimi Mae CMBS Corp. (144A), Ser.
 1996-1, Class A1 (a)                 5.697% 10/20/01  12,556,119    12,450,177
Daimler-Benz Verhicle Trust, Ser.
 1998-A, Class A3                     5.160% 11/10/00   9,000,000     8,981,016
Discover Card Master Trust 1 (FRN),
 Ser. 1994-2, Class A                 5.885% 10/16/04  16,955,000    17,018,920
EQCC Home Equity Loan Trust (FRN),
 Ser. 1997-3, Class A-10              5.710% 11/15/28   6,668,263     6,600,514
EQCC Home Equity Loan Trust, Ser.
 1996-4, Class A3                     6.260% 11/15/06     747,661       748,169
EQCC Home Equity Loan Trust, Ser.
 1998-2, Class A1F                    6.235% 04/15/08   9,827,234     9,844,628
FHLMC, Ser. 1561, Class ZA            6.000% 01/15/05   4,637,261     4,634,850
FHLMC, Ser. 1587, Class EZ            5.750% 05/15/07   5,577,769     5,588,255
FHLMC, Ser. 1727, Class E             6.500% 04/15/18  10,000,000    10,082,760
FHLMC, Ser. 2012, Class A             6.900% 04/15/26  12,995,721    12,962,049
First Chicago Master Trust II (FRN),
 Ser. 1996-R, Class A                 5.606% 07/15/01   8,000,000     7,996,400
First Chicago Master Trust II (FRN),
 Ser. 1996-S, Class A                 5.661% 08/15/04  15,000,000    14,946,900
First Chicago Master Trust II (FRN),
 Ser. 1998-V, Class A                 5.820% 10/15/03  20,000,000    20,031,250
FNMA (FRN), Ser. 1993-54, Class FK    6.256% 04/25/21   2,977,563     2,986,109
FNMA, Ser. 1993-163, Class BK         6.150% 11/25/17   2,673,508     2,672,760
FNMA, Ser. 1993-196, Class E          5.500% 02/25/07   8,685,178     8,669,284
Ford Credit Auto Owner Trust, Ser.
 1997-B, Class A2                     5.950% 01/15/00   1,749,860     1,751,662
Ford Credit Auto Owner Trust, Ser.
 1998-B, Class A-2                    5.800% 10/15/00   7,848,829     7,882,343
Ford Credit Auto Owner Trust, Ser.
 1998-C, Class A4                     5.810% 03/15/02   5,000,000     5,043,050
GE Capital Mortgage Services, Inc.,
 Ser. 1997-HE3, Class A1              6.530% 12/25/10     363,179       362,009
GMACM Home Equity Loan Trust (FRN),
 Ser. 1998-1, Class A                 5.705% 03/15/24   8,907,291     8,762,548
Green Tree Home Improvement Loan
 Trust, Ser. 1998-D, Class HEA1       5.980% 08/15/29   9,297,268     9,320,697
Green Tree Financial Corp., Ser.
 1997-3, Class A-2                    6.490% 07/15/28   2,315,805     2,320,853
HCF Revolving Home Equity Loan Trust
 (FRN), Ser. 1996-1, Class A          5.761% 07/20/17   8,598,573     8,571,832
Headlands Mortgage Securities, Inc.
 (FRN), Ser. 1997-3, Class C1         5,906% 07/25/27     414,140       413,506
HFC Home Equity Loan (FRN), Ser.
 1993-1, Class A1                     5.670% 05/20/08   3,478,322     3,458,739

FFTW Funds, Inc.

December 31, 1998

                                      Coupon
                                       Rate  Maturity Face Amount     Value
-------------------------------------------------------------------------------
Asset- and Mortgage-Backed
 Securities - (continued)
HFC Home Equity Loan Asset Backed
 Certificates (FRN), Ser. 1992-1,
 Class A1                             5.720% 05/20/07 $   120,773  $    120,761
HFC Home Equity Loan Asset Backed
 Certificates (FRN), Ser. 1992-1,
 Class A2                             6.005% 05/20/07      73,266        73,292
HFC Home Equity Loan Asset Backed
 Certificates (FRN), Ser. 1992-2,
 Class A2                             5.985% 10/20/07   4,998,650     4,993,851
HFC Revolving Home Equity Loan Trust
 (FRN), Ser. 1994-2, Class A1         5.791% 09/20/14   5,526,356     5,477,890
Keycorp Student Loan Trust (FRN),
 Ser. 1995-B, Class A                 5.854% 09/27/24   7,259,490     7,255,062
Lakeshore Commercial Loan Master
 Trust (144A) (FRN), Ser. 1998-AA,
 Class A2(a)                          5.314% 07/25/04  10,000,000     9,959,375
MBNA Master Credit Card Trust, Ser.
 1993-3, Class A                      5.400% 09/15/00   2,886,246     2,881,253
MBNA Master Credit Card Trust, Ser.
 1994-C, Class B                      5.450% 03/15/04  10,000,000     9,980,600
Merrill Lynch Mortgage Investors,
 Inc. (FRN), Ser. 1998-FF1, Class A   5.377% 01/20/28   8,842,736     8,815,235
Metris Master Trust (144A) (FRN),
 1998-1A, Class B (a)                 6.011% 08/20/05   5,000,000     4,959,375
Newcourt Equipment Trust Securities,
 Ser. 1998-1, Class A2                5.170% 09/20/00  12,000,000    11,949,375
Norwest Auto Trust, Ser. 1996-A,
 Class CTFS                           6.300% 05/15/03  10,000,000    10,054,688
People's Bank Credit Card Master
 Trust (FRN), Ser. 1996-1, Class A    5.686% 11/15/04  12,350,000    12,336,415
Premier Auto Trust, Ser. 1995-2,
 Class A6                             7.200% 10/04/99     739,646       740,615
Premier Auto Trust, Ser. 1995-2,
 Class CTFS                           7.350% 06/04/01   7,000,000     7,015,750
Premier Auto Trust, Ser. 1997-1,
 Class A2                             5.900% 04/06/00         876           876
Premier Auto Trust, Ser. 1997-2,
 Class A3                             6.130% 09/06/00   6,500,000     6,531,330
Premier Auto Trust, Ser. 1998-4,
 Class A2                             5.560% 04/08/01  10,000,000    10,030,200
Premier Auto Trust, Ser. 1998-5,
 Class A2                             5.070% 04/09/01  10,000,000     9,983,100
Providian Master Trust (FRN), Ser.
 1997-3, Class A                      5.646% 12/15/05  10,000,000     9,981,400
Residential Accredit Loans Inc.
 (FRN), Ser. 1998-QS2, Class A4       6.224% 02/25/28   8,127,044     8,132,001
Residential Asset Securities Corp.,
 Ser. 1998-KS1, Class Al1             6.940% 02/25/11     774,327       776,030
Residential Asset Securitization
 Trust (FRN), Ser. 1997-A4, Class A9  6.056% 06/25/27   3,029,122     3,030,667
Residential Funding Mortgage
 Securities I, Ser. 1993-S41, Class
 A1                                   6.842% 09/25/23       6,765         6,740
Santa Barbara Funding II (FRN), Ser.
 A, Class 1                           5.900% 03/20/18     241,523       243,100
Saxon Asset Securities Trust, Ser.
 1998-2, Class AV2                    6.200% 04/25/17  13,100,000    13,134,453
Sears Credit Account Master Trust,
 Ser. 1995-4, Class B                 6.350% 01/15/03   8,000,000     8,017,440
Sears Credit Account Master Trust,
 Ser. 1996-2, Class A                 6.500% 10/15/03  14,776,667    14,865,031
Secured Asset Soc. Commercial
 Mortgage Corp (144A) (FRN), Ser.
 1998-3A, Class A1A (a)               6.174% 10/25/99   9,913,556     9,914,845
Structured Asset Securities Corp.
 (144A) (FRN), Ser. 1998-C2A, Class
 A (a)                                5.794% 12/25/00   7,046,385     7,018,059
Toyota Auto Lease Trust, Ser. 1998-
 B, Class A1                          5.350% 07/25/02   9,000,000     8,966,250
Westpac Securitisation Trust (FRN),
 Ser. 1998-1G, Class A                5.480% 07/19/29  13,456,529    13,328,691
WFS Financial Owner Trust, Ser.
 1998-B, Class A2                     5.777% 01/20/01  12,000,000    12,022,500
                                                                  -------------
 Total (Cost - $541,946,314)                                        540,946,452
                                                                  -------------
Bank Obligations - 3.3%
Investors Bank & Trust Company Cash
 Sweep                                4.500% 01/04/99  27,521,000    27,521,000
                                                                  -------------
 (Cost - $27,521,000)

FFTW Funds, Inc.

December 31, 1998

                                     Coupon
                                      Rate  Maturity Face Amount     Value
-------------------------------------------------------------------------------
Certificates of Deposit - 5.5%
Abbey National Euro                  5.065% 03/30/99 $24,000,000  $  24,030,136
Bank of Austria Yankee               5.320% 03/30/99  12,000,000     12,006,774
Rabobank Euro                        5.100% 03/02/99  10,000,000     10,000,653
                                                                 --------------
 Total (Cost - $46,037,563)                                          46,037,563
                                                                 --------------
Commercial Paper - 3.0%*
General Electric Capital Corp.       5.320% 01/11/99  11,000,000     10,956,110
Shell Finance Inc.                   5.070% 03/29/99  15,000,000     14,615,525
                                                                 --------------
 Total (Cost - $25,571,635)                                          25,571,635
                                                                 --------------
Corporate Obligations - 9.1%
Beneficial Corp. (FRN) (MTN)         5.411% 12/05/01  10,000,000      9,951,000
Chrysler Financial Co., LLC (MTN)    5.507% 06/09/00  15,000,000     14,969,160
CIT Group Holdings, Inc.             5.000% 10/06/00  15,000,000     14,882,250
JP Morgan & Co., Inc. (FRN) (MTN)    5.200% 02/25/00  10,000,000      9,983,360
Key Bank NA (FRN)                    5.469% 10/27/00  15,000,000     15,006,000
Salomon, Inc. (FRN)                  6.520% 02/14/00  12,000,000     11,960,624
                                                                 --------------
 Total (Cost - $77,031,589)                                          76,752,394
                                                                 --------------
Foreign Obligations - 1.2%
Halifax Building Society (FRN)       5.244% 09/10/99  10,000,000      9,999,470
                                                                 --------------
 (Cost - $10,002,333)
Time Deposits - 12.6%
Bank of Montreal                     4.750% 01/04/99  26,000,000     26,000,000
Den Banske Bank                      4.750% 01/04/99  40,000,000     40,000,000
Societe Generale                     4.750% 01/04/99  40,000,000     40,000,000
                                                                 --------------
 Total (Cost - $106,000,000)                                        106,000,000
                                                                 --------------
U.S. Government Obligations - 0.4%*
U.S. Treasury Bill @                 4.441% 05/27/99   3,000,000      2,947,806
                                                                 --------------
 (Cost - $2,946,528)
Total Investments - 99.5% (Cost -
 $837,056,962)                                                      835,776,320
                                                                 --------------
Other Assets and Liabilities - 0.5%                                   4,589,686
                                                                 --------------
Net Assets - 100.0%                                               $ 840,366,006
                                                                 ==============

Summary of Abbreviations
FRNFloating Rate Note
MTNMedium-Term Note

* Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities were valued at $59,301,831 or 7.1% of net assets.

See Notes to Financial Statements.

FFTW Funds, Inc.

Limited Duration Portfolio - Schedule of Investments
December 31, 1998

                                      Coupon
                                       Rate  Maturity Face Amount     Value
-------------------------------------------------------------------------------
Long-Term Investments - 140.1%
Asset- and Mortgage-Backed
 Securities - 84.1%
Aames Mortgage Trust (FRN), Ser.
 1998-B, Class A1A                    5.700% 06/15/28 $   902,059  $    895,672
Advanta Mortgage Loan Trust (FRN),
 Ser. 1997-1, Class A6                5.889% 05/25/27   1,235,872     1,230,496
Allied Capital Commercial Mortgage
 Trust (144A), Ser. 1998-1, Class A
 (a)                                  6.310% 09/25/03   1,255,421     1,259,148
BankBoston Commercial Loan Master,
 LLC (144A) (a)                       6.133% 02/16/06   3,000,000     3,000,000
BankBoston Marine Asset Backed
 Trust, Ser. 1997-2, Class A4         6.410% 10/15/08   1,500,000     1,508,520
Centrex Auto Trust (144A), Ser.
 1996-B, Class CTFS (a)               6.600% 09/15/04     500,000       510,625
Champion Home Equity Loan Trust
 (FRN), Ser. 1998-1, Class A1         5.352% 09/25/28   3,794,981     3,720,371
CIT RV Trust, Ser. 1997-A, Class A4   6.200% 10/16/06   1,250,000     1,261,638
Citicorp Mortgage Securities, Inc.,
 Ser. 1993-7, Class A2                7.000% 08/25/21       5,223         5,203
Contimortage Home Equity Loan Trust,
 Ser. 1997-4, Class A5                6.440% 12/15/12   1,200,000     1,213,884
Copelco Capital Funding Corp., Ser.
 1998-A, Class A3                     5.780% 08/15/01   2,000,000     2,011,220
Criimi Mae CMBS Corp. (144A), Ser.
 1998-1, Class A1 (a)                 5.697% 10/20/01     965,855       957,706
Daimler-Banz Vehicle Trust, Ser.
 1998-A, Class A3                     5.160% 11/10/00   2,500,000     2,494,727
Discover Card Master Trust I (FRN),
 Ser. 1994-2, Class A                 5.885% 10/16/04   3,000,000     3,011,310
EQCC Home Equity Loan Trust (FRN),
 Ser. 1997-3, Class A10               5.710% 11/15/28   1,025,887     1,015,464
EQCC Home Equity Loan Trust, Ser.
 1998-1, Class A2F                    6.136% 04/15/09   2,000,000     2,001,780
FHLMC (FRN)., Ser. 2079, Class FA     6.044% 07/17/28     920,452       922,751
FHLMC, Ser. 1733, Class PD            7.250% 01/15/17     242,242       242,075
FHLMC, Ser. 2012, Class A             6.900% 04/15/26   4,331,907     4,320,683
First Chicago Master Trust II (FRN),
 Ser. 1995-0, Class A                 5.770% 02/15/04   5,000,000     5,001,050
First Plus Home Loan Trust, Ser.
 1998-1, Class A2                     5.970% 11/20/10   1,000,000     1,000,810
Fleet Credit Card Master Trust
 (FRN), Ser. 1998-A, Class A          5.575% 07/15/03   1,000,000       997,230
FNMA Whole Loan, Ser. 1996-W4, Class
 A3                                   6.720% 12/25/11   1,000,000     1,010,984
FNMA, Ser. 1993-35, Class G           6.500% 07/25/06   3,000,000     3,024,177
Ford Credit Auto Owner Trust, Ser.
 1998-C, Class A4                     5.810% 03/15/02   3,000,000     3,025,830
GNMA (FRN), Ser. 1998, Class F        6.037% 07/16/28   1,828,737     1,839,241
Green Tree Home Equity Loan Trust,
 Ser. 1998-A, Class A2                6.040% 06/15/29   2,000,000     2,008,260
Merrill Lynch Mortgage Investors,
 Inc. (FRN), Ser. 1994-M1, Class B    8.335% 06/25/22   1,000,000     1,003,600
Navistar Financial Corp. Owner
 Trust, Ser. 1997-A, Class A3         6.750% 03/15/02   3,600,000     3,654,900
Norwest Asset Securities Corp., Ser.
 1997-6, Class A11                    7.500% 05/25/27     887,562       891,458
People's Bank Credit Card Master
 Trust (FRN), Ser. 1996-1, Class A    5.686% 11/15/04   1,000,000       998,900
Rental Car Finance Corp. (144A),
 Ser. 1997-1, Class A1 (a)            6.250% 06/25/03   1,500,000     1,508,438
Residential Accredit Loans, Inc.,
 Ser. 1996-QS2, Class A3              7.050% 03/25/19       7,948         7,918
Residential Funding Mortgage
 Securities I, Ser. 1996-S20, Class
 A1                                   7.100% 09/25/26     321,135       320,804
Saxon Asset Securities Trust, Ser.
 1998-2, Class AV2                    6.200% 04/25/17   3,501,000     3,510,208
Secured Lein Home Loan Owner Trust
 (144A)(FRN), Ser. 1998-1A,
 Class A1 (a)                         5.495% 07/15/10   2,383,099     2,374,907
Structured Asset Securities Corp.
 (FRN), Ser. 1998-9, Class A3         5.884% 08/25/28   1,500,000     1,476,140
The Money Store Home Equity Trust
 (FRN), Ser. 1998-A, Class AV         5.710% 06/15/29     820,502       814,513
Toyota Auto Lease Trust, Ser. 1998-
 B, Class A1                          5.450% 03/25/03   3,000,000     2,984,063
Vendee Mortgage Trust, Ser. 1998-1,
 Class 2A                             7.000% 11/15/14   1,733,805     1,759,800
Westpac Securitisation Trust (FRN),
 Ser. 1998-1G, Class A                5.483% 07/19/29   4,485,510     4,442,896
                                                                  -------------
 Total (Cost - $75,395,723)                                          75,239,400
                                                                  -------------

FFTW Funds, Inc.

December 31, 1998

                                     Coupon
                                      Rate  Maturity Face Amount     Value
-------------------------------------------------------------------------------
Corporate Obligations - 9.2%
Associates Pass-Thru Asset Trust
 Sec. Corp. (144A) (a)               6.450% 09/15/00 $   500,000  $    506,959
Banc One Corp.                       7.250% 08/01/02     500,000       526,044
Chase Manhattan Corp. (MTN)          6.450% 03/29/01   1,000,000     1,017,729
FNMA (MTN)                           5.820% 10/18/99   5,000,000     5,031,600
Industrial Financial Corp. (144A)
 (a)                                 6.875% 04/01/03     200,000       174,189
Metropolitan Life Insurance Co.,
 (144A) (a)                          6.300% 11/01/03   1,000,000     1,004,400
                                                                 -------------
 Total (Cost - $8,252,607)                                           8,260,921
                                                                 -------------
Mortgage (TBAs) - 39.5%
FNMA Dwarf                           6.000% 02/01/14   8,000,000     8,030,072
FNMA Dwarf                           6.000% 01/01/14   5,000,000     5,014,105
FNMA Dwarf                           6.500% 01/01/14  12,000,000    12,172,607
FNMA Dwarf                           6.500% 02/01/14  10,000,000    10,153,210
                                                                 -------------
 Total (Cost - $35,211,875)                                         35,369,994
                                                                 -------------
U.S. Government Obligations - 7.3%
U.S. Treasury Note                   4.625% 11/30/00   3,750,000     3,752,344
U.S. Treasury Note                   4.625% 12/31/00   2,800,000     2,804,367
                                                                 -------------
 Total (Cost - $6,549,964)                                           6,556,711
                                                                 -------------
Total Long Term Investments (Cost -
  $125,410,169)                                                    125,427,026
                                                                 -------------
Short-Term Investments - .9%
Investors Bank & Trust Company Cash
 Sweep                               4.500% 01/04/99     245,000       245,000
U.S. Treasury Bill*@                 4.441% 05/27/99     550,000       540,431
                                                                 -------------
 Total (Cost - $785,197)                                               785,431
                                                                 -------------
Total Investments - 141.0% (Cost -
  $126,195,366)                                                    126,212,457
                                                                 -------------
Other Assets and Liabilities -
  (41.0%)                                                          (36,691,472)
                                                                 -------------
Net Assets - 100.0%                                               $ 89,520,985
                                                                 =============

Summary of Abbreviations

 FRN Floating Rate Note
 MTN Medium-Term Note

* Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31,1998, these securities were valued at $11,296,372 or 12.6% of net assets.

See Notes to Financial Statements.

FFTW Funds, Inc.

Mortgage-Backed Portfolio - Schedule of Investments
December 31, 1998

                                  Coupon               Face
                                   Rate   Maturity    Amount         Value
-------------------------------------------------------------------------------
Long-Term Investments - 179.8%
Asset-Backed Securities - 40.7%
American Residential Eagle
 Certificate Trust (FRN), Ser.
 1998-1, Class M1                  5.719% 05/25/28 $ 19,000,000  $   18,505,240
BankBoston Commercial Loan
 Master, LLC (144A) (a)            6.133% 02/16/06    6,000,000       6,000,000
CIT Group Home Equity Loan Trust
 Ser. 1998-1, Class M1             6.440% 11/15/27    3,000,000       3,014,160
CIT Group Home Equity Loan
 Trust, Ser. 1998-1 Class M2       6.720% 09/15/27    3,000,000       2,938,140
Citibank Credit Card Master
 Trust I (FRN), Ser. 1997-10,
 Class B                           5.695% 11/15/01   32,000,000      31,993,920
Citibank Credit Card Master
 Trust I (FRN), Ser. 1998-7,
 Class B                           5.660% 05/15/02   35,000,000      34,960,800
Contimortgage Home Equity Loan
 Trust, Ser. 1997-3, Class A5      7.010% 08/15/13   12,055,000      12,214,608
Discover Card Master Trust I,
 Ser. 1998-7, Class B              5.900% 05/16/06   10,000,000       9,996,875
EQCC Home Equity Loan Trust,
 Ser. 1997-3, Class A7             6.930% 02/15/29   10,700,000      11,092,283
First Union Lehman Brothers Bank
 of America, Ser. 1998-C2, Class
 A2                                6.560% 11/18/08   10,000,000      10,348,900
GMACM Home Equity Loan Trust
 (FRN), Ser. 1998-1, Class A       5.170% 03/15/24   19,150,675      18,839,476
Green Tree Home Equity Loan
 Trust, Ser. 1998-C, Class M1      6.800% 07/15/29    7,200,000       7,323,840
Green Tree Financial Corp., Ser.
 1998-6, Class M2                  6.800% 05/01/28    6,000,000       5,928,660
Household Affinity Credit Card
 Master Trust, Ser. 1997-1,
 Class B                           5.280% 08/16/04   23,500,000      23,390,960
Mellon Bank Home Equity Loan
 Trust (FRN), Ser. 1995-1, Class
 A1                                5.726% 04/15/26   11,537,106      11,520,031
Metris Master Trust (144A)
 (FRN), 1998-1A, Class B (a)       5.511% 08/20/05    6,000,000       5,951,250
Nationslink Funding Corporation,
 Ser. 1998-2, Class A1             6.001% 11/20/07    4,973,901       5,026,226
Saxon Asset Securities Trust,
 Ser. 1998-2, Class MF1            6.690% 12/25/27   11,691,000      11,828,486
Signet Home Equity Loan Corp.
 Trust (FRN), Ser. 1995-A, Class
 A                                 5.561% 06/20/04    6,891,231       6,856,913
Structured Asset Securities
 Corp. (144A) (FRN), Ser. 1998-
 C2A, Class A (a)                  5.212% 12/25/00   32,818,538      32,686,608
Structured Asset Securities
 Corp. (FRN), Ser. 1998-4, Class
 A2                                5.282% 06/25/28   38,000,000      37,738,750
UCFC Home Equity Loan, Ser.
 1998-D, Class AC2                 5.905% 05/15/21   15,000,000      14,962,500
Westpac Securitisation Trust
 (FRN), Ser. 1998-1G, Class A      5.483% 07/19/29    8,971,019       8,885,794
                                                                ---------------
 Total (Cost - $332,907,781)                                        332,004,420
                                                                ---------------
Collateralized Mortgage
 Obligations (CMOs) - 12.3%
FHLMC, Ser. 1415, Class M          6.750% 02/15/06   14,200,000      14,331,861
FHLMC, Ser. 1511, Class L          6.000% 05/15/08    9,064,277       9,047,689
FHLMC (FRN), Ser. 1506, Class FD   6.563% 05/15/08    6,345,700       6,442,840
FHLMC, Ser. 1614, Class K         10.000% 06/15/20    2,364,664       2,452,802
FHLMC, Ser. 1765-B, Class BA      10.000% 01/15/17    1,688,186       1,705,374
FHLMC (FRN), Ser. 2079, Class FA   6.044% 07/17/28   19,329,492      19,377,777
FNMA, Ser. G1993-10, Class H       5.000% 08/25/22    4,800,000       4,638,269
FNMA (FRN), Ser. 1993-156, Class
 FA                                5.494% 05/25/16    7,302,844       7,301,851
FNMA (FRN), Ser. G93-40, Class
 FA                                5.594% 12/25/23   12,256,023      12,279,015
FNMA (FRN), Ser. 1996-68, Class
 FD                                5.580% 12/18/26    7,243,436       7,249,129
FNMA, Ser. 1997-13, Class QA       6.500% 03/18/09    3,671,381       3,674,241
FNMA Aces, Ser. 1997-M5, Class C   6.740% 08/25/07   11,000,000      11,620,510
                                                                ---------------
 Total (Cost - $98,726,082)                                         100,121,358
                                                                ---------------

FFTW Funds, Inc.

December 31, 1998

                              Coupon                   Face
                               Rate       Maturity    Amount         Value
-------------------------------------------------------------------------------
Interest Only
 Obligations (IOs) -
  3.9% (b)*
DLJ Commercial Mortgage
 Corp. IO, Ser. 1998-
 CG1, Class S                      8.244% 05/10/23 $  6,710,209  $    6,489,776
FHLMC IO, Ser. 150,
 Class IO                         23.271% 07/01/23      991,984       1,063,359
FHLMC IO, Ser. 188,
 Class IO                 11.491%-20.691% 10/01/27    2,980,339       2,816,770
FHLMC IO, Ser. 195,
 Class IO                 12.850%-20.253% 04/01/28    1,876,150       1,825,215
FNMA IO, Ser. 1992-148,
 Class C                    0.216%-3.669% 04/25/19      498,599         226,619
FNMA IO, Ser. 240, Class
 2                                 7.000% 09/01/23    1,070,025         995,032
FNMA IO, Ser. 252, Class
 2                                18.017% 11/01/23    1,226,843       1,274,772
FNMA IO, Ser. 218, Class
 2                                19.100% 04/01/23      797,654         905,401
First Union Lehman
 Brothers Trust IO, Ser.
 1998-C2, Class IO                 8.503% 05/18/28    4,830,358       4,521,006
Prudential Home Mortgage
 Sec. IO, Ser. 1994-30,
 Class A11                12.045%-14.255% 10/25/24      576,728         180,918
Residential Accredit
 Loan Inc. IO, Ser.
 1997-QS13, Class A2              43.701% 12/25/27    2,252,234       2,396,023
Structured Asset
 Securities Corp. IO,
 Ser. 1996-CFL, Class X1  10.896%-12.437% 02/25/28    3,184,710       3,221,109
Structured Asset
 Securities Corp. IO,
 Ser. 1996-CFL, Class X2   5.315%-11.238% 02/25/28    1,263,235       1,520,255
Vendee Mortgage Trust
 IO, Ser. 1992-2, Class
 IO                        3.908%-16.679% 09/15/22    1,379,247       1,065,383
Vendee Mortgage Trust
 IO, Ser. 1994-2, Class
 3 IO                      9.118%-19.331% 06/15/24      298,696         222,129
Vendee Mortgage Trust
 IO, Ser. 1994-3A, Class
 1 IO                      8.235%-18.080% 09/15/24    1,042,145         693,057
Vendee Mortgage Trust
 IO, Ser. 1994-3B, Class
 2 IO                      3.215%-15.752% 09/15/24      438,807         336,173
Vendee Mortgage Trust
 IO, Ser. 1996-2, Class
 1 IO                       7.993%-9.841% 06/15/26      366,023         155,465
Vendee Mortgage Trust
 IO, Ser. 1998-2, Class
 1 IO                              9.955% 06/15/28      159,418         160,380
Vendee Mortgage Trust
 IO, Ser. 1996-1, Class
 1 IO                      6.809%-19.766% 02/15/26    2,897,546       1,529,671
                                                                ---------------
 Total (Cost -
   $34,880,950)                                                      31,598,516
                                                                ---------------
Principal Only
 Obligations (POs) -
  2.4% (b)*
FNMA PO, Ser. 1993-100,
 Class J                    7.192%-8.535% 06/25/23    2,428,152       2,725,738
FNMA PO, Ser. 1993-100,
 Class L                            7.45% 06/25/23    1,934,969       2,154,052
FNMA PO, Ser. 1993-100,
 Class M                    7.945%-8.376% 06/25/23    2,080,646       2,337,147
FNMA PO, Ser. 1993-100,
 Class N                    7.192%-8.517% 06/25/23    1,848,430       2,073,060
FNMA PO, Ser. 1993-159,
 Class PA                   6.576%-7.122% 01/25/21      460,821         461,996
FNMA PO, Ser. 1993-157,
 Class E                    5.952%-9.028% 05/25/22    5,601,797       6,416,883
FNMA PO, Ser. 1998-15,
 Class N                           5.798% 08/25/21    3,078,797       3,262,188
                                                                ---------------
 Total (Cost -
   $17,433,612)                                                      19,431,064
                                                                ---------------
Commercial Mortgage-
 Backed Securities -
  33.3%
Aames Mortgage Trust
 (FRN), Ser, 1998-A,
 Class A1A                         5.725% 03/15/28    4,209,652       4,180,900
Aames Mortgage Trust
 (FRN), Ser. 1998-B,
 Class A1A                         5.700% 06/15/28    7,216,472       7,165,379
Amresco Residential Mtg.
 (FRN), Ser. 1997-3,
 Class A10                         5.232% 07/25/27   16,935,952      16,798,602
Amresco Residential Sec.
 Mortgage Loan Trust,
 Ser. 1998-2, Class M2F            7.040% 06/25/28    6,250,000       6,157,938
Beneficial Mortgage
 Corp. (FRN), Ser. 1997-
 2, Class A                        5.268% 03/28/25    3,825,996       3,824,504
Beneficial Mortgage
 Corp. (FRN), Ser. 1996-
 1, Class A                        5.228% 04/28/26    8,125,025       8,112,919
Beneficial Mortgage
 Corp. (FRN), Ser. 1997-
 2, Class A                        5.168% 09/28/37    8,860,177       8,794,612
CTS Adjustable Rate
 Mortgage Trust (FRN),
 Ser. 1995-1, Class A              5.673% 05/25/26    2,456,590       2,463,499
Chase Commercial
 Mortgage Securities
 Corp., Ser. 1997-2,
 Class A2                          6.600% 11/19/07    5,000,000       5,205,050

FFTW Funds, Inc.

December 31, 1998

                                 Coupon                Face
                                  Rate    Maturity    Amount         Value
-------------------------------------------------------------------------------
Commercial Mortgage-Backed
 Securities - (continued)
Chase Commercial Mortgage
 Securities Corp., Ser. 1998-1,
 Class C                          6.560%  05/18/08 $  5,000,000  $    5,068,100
Chase Commercial Mortgage
 Securities Corp., 1998-1,
 Class A                          5.373%  12/22/99    1,049,983       1,052,545
Chase Commercial Mortgage
 Securities Corp., Ser. 1998-2,
 Class A1                         6.025%  08/18/07    3,282,386       3,321,348
CS First Boston Mortgage
 Securities Corp., Ser. 1998-
 C1, Class A1B                    6.480%  05/17/08    5,000,000       5,173,400
Criimi Mae Commercial Mortgage
 Trust (144A), Ser. 1998-C1,
 Class A1 (a)                     7.000%  11/02/06    6,000,000       5,717,340
Criimi Mae CMBS Corp. (144A),
 Ser. 1998-1, Class C (a)         6.701%  05/20/08    7,000,000       6,593,125
DLJ Mortgage Acceptance Corp.
 (144A), Ser. 1995-CF2, Class
 A3 (a)                           7.050%  12/17/27    8,500,000       8,794,844
DLJ Commercial Mortgage Corp.,
 Ser. 1998-CG1, Class A1B         6.410%  05/10/08    6,100,000       6,320,088
GE Capital Mortgage Services
 Inc. (FRN), Ser. 1998-13,
 Class A12                        5.340%  08/25/28   25,392,067      25,033,277
GMAC Commercial Mortgage
 Securities Inc., Ser. 1997-C1,
 Class A3                         6.869%  08/15/07   16,000,000      17,057,760
GMAC Commercial Mortgage
 Securities Inc., Ser. 1998-C2,
 Class A1                         6.150%  11/15/07    4,913,588       4,991,026
GS Mortgage Securities Corp. II
 (144A)(FRN), Ser. 1998-G81,
 Class A (a)                      5.160%  02/13/00    4,948,750       4,924,006
GS Mortgage backed Securities
 Corp. II, Ser. 1998-C1, Class
 A1                               6.060%  10/18/30    4,940,725       5,004,312
LB Commercial Conduit Mortgage
 Trust, Ser. 1998-C1, Class AB    6.480%  01/18/08   13,750,000      14,295,875
Lakeshore Commercial Loan
 Master Trust (144A) (FRN, Ser.
 1998-AA, Class A2 (a)            5.080%  07/25/04    7,000,000       6,971,563
Merrill Lynch Mortgage
 Investors, Inc. (FRN), Ser.
 1998-FF1, Class A                5.110%  01/20/28    8,842,736       8,815,235
MLCC Mortgage Investors, Inc.
 (FRN), Ser. 1995-B, Class A      5.713%  10/15/20   11,789,261      11,765,918
Mid-America Finance Inc., Ser.
 1998-1, Class A                  6.376%  09/01/05   13,250,000      12,753,125
Morgan Stanley Capital I, Ser.
 1998 WF2, Class C                6.770%  06/15/08    6,000,000       6,170,040
Morgan Stanley Capital, Ser.
 1998-HF2, Class A-2              6.480%  11/15/30   10,000,000      10,403,600
PNC Mortgage Securities Corp.,
 Ser. 1998-6, Class 1B2           6.750%  09/25/28    5,164,002       4,968,738
Prudential Home Mortgage
 Securities (FRN), Ser. 1993-
 13, Class A3                     5.713%  04/25/08    9,842,627       9,858,277
Residential Funding Mtg.
 Securities (FRN), Ser. 1997-
 HS2, Class A                     5.216%  09/20/22   14,215,191      14,119,380
Vanderbilt Mortgage Finance
 (FRN), Ser. 1997-B, Class 2A1    5.513%  11/07/12    4,360,691       4,361,606
Vanderbilt Mortgage Finance,
 Ser. 1998-B, Class A6                    07/07/28    5,875,000       5,668,610
                                                                ---------------
 Total (Cost - $273,065,229)                                        271,906,541
                                                                ---------------
Mortgage Pools - 0.6%
FNMA Pool #D82608                 7.500%  09/01/27    1,235,391       1,268,833
FNMA Pool #D83270                 7.500%  10/01/27    2,381,558       2,446,027
FNMA Pool #C16343                 7.500%  10/01/28      686,579         705,103
FNMA Pool #340777                 6.500%  03/01/11       17,606          17,859
GNMA Pool #000017                 8.000%  08/15/00        4,864           4,950
GNMA Pool #359157                 7.500%  10/15/23      290,339         299,334
                                                                ---------------
 Total (Cost - $4,729,681)                                            4,742,106
                                                                ---------------
Long Options - 0.0%               Strike              Contracts
3 month LIBOR cap                 8.000%  11/14/01           22          14,234
3 month LIBOR cap                 8.500%  11/14/02           38          42,969
                                                                ---------------
 Total (Cost - $199,150)                                                 57,203
                                                                ---------------

FFTW Funds, Inc.

December 31, 1998

                                        Coupon                Face
                                         Rate   Maturity     Amount        Value
--------------------------------------------------------------------------------
Mortgage (TBAs) - 80.7%
FNMA Dwarf                               6.000%  01/01/14 $ 85,000,000 $  85,239,785
FNMA                                     6.500%  01/01/28  412,000,000   414,836,208
FNMA                                     6.500%  02/01/28    6,000,000     6,046,926
FNMA                                     7.500%  01/01/28   41,000,000    42,106,262
GNMA                                     8.000%  01/01/28  106,000,000   110,118,842
                                                                       -------------
 Total (Cost - $658,798,908)                                             658,348,023
                                                                       -------------
U.S. Treasury Obligations - 5.9%
U.S. Treasury Note                       5.500%  02/15/08    5,000,000     5,300,000
U.S. Treasury Note                       4.750%  11/15/08   36,010,000    36,291,346
U.S. Treasury Note                       6.625%  05/15/07    5,500,000     6,185,784
                                                                       -------------
 Total (Cost - $47,366,461)                                               47,777,130
                                                                       -------------
Total Long-Term Investments (Cost - $1,468,107,854)                    1,465,986,361
                                                                       -------------
Short-Term Investments - 2.6%
Investors Bank & Trust Company Cash
 Sweep                                   4.500%  01/04/99    6,344,000     6,344,000
U.S. Treasury Bill*@                     4.441%  05/27/99   15,550,000    15,279,461
                                                                       -------------
 Total (Cost - $21,615,273)                                               21,623,461
                                                                       -------------
Total Investments - 182.4% (Cost -
  $1,489,723,127)                                                      1,487,609,822
                                                                       -------------
Other Assets and Liabilities - (82.4%)                                 (672,243,212)
                                                                       -------------
Net Assets - 100.0%                                                    $ 815,366,610
                                                                       =============

Summary of Abbreviations

 FRN   Floating Rate Note
 LIBOR London Interbank Offered Rate

* Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account to cover open financial futures contracts.
(a) Security exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities were valued at $77,638,736 or 9.5% of net assets.
(b) Face amount shown represents amortized cost.

See Notes to Financial Statements.

FFTW Funds, Inc.

Worldwide Portfolio - Schedule of Investments
December 31, 1998

                                   Coupon               Face
                                    Rate  Maturity   Amount (a)       Value
-------------------------------------------------------------------------------
Long-Term Investments - 42.9%
Australia - 0.9%
Australian Government Bond
 (Cost - $640,763)                 6.750% 11/15/06 AUD     900,000 $    616,065
                                                                   ------------
Canada - 1.7%
Canadian Government Bond
 (Cost - $1,200,937)               6.000% 06/01/08 CAD   1,700,000    1,198,548
                                                                   ------------
Denmark - 1.3%
Kingdom of Denmark Bond
 (Cost - $673,565)                 7.000% 11/10/24 DKK   4,400,000      885,258
                                                                   ------------
Germany - 4.0%
Bundesrepublic Deutschland Bond    6.250% 01/04/24 DEM   2,200,000    1,603,974
CORE (FRN), Ser. 1998-1, Class A-
 2A                                3.700% 01/15/06 DEM   2,000,000    1,197,143
                                                                   ------------
 Total (Cost - $2,681,527)                                            2,801,117
                                                                   ------------
Netherlands - 3.1%
Bank Nederlandse Gemeenten (MTN)
 (Cost - $2,185,408)               6.750% 10/03/05 NLG   3,540,000    2,187,978
                                                                   ------------
Spain - 1.4%
Spanish Government Bond
 (Cost - $954,070)                 6.000% 01/31/08 ESP 120,200,000      968,932
                                                                   ------------
Sweden - 1.4%
Swedish Government Bond
 (Cost - $902,229)                 8.000% 08/15/07 SEK   6,100,000      963,690
                                                                   ------------
United Kingdom - 9.0%
Chester Asset Receivables Deal 3
 (FRN)                             7.245% 11/17/03 GBP     300,000      495,551
Chester Asset Receivables Deal 5   6.625% 03/17/08 GBP     500,000      886,233
The Higher Education Securitised
 Investments
 (FRN). Ser, 1X, Class A1          6.790% 04/10/28 GBP     843,268    1,393,491
UK Treasury Bond                   6.500% 12/07/03 GBP   1,900,000    3,466,842
                                                                   ------------
 Total (Cost - $6,164,439)                                            6,242,117
                                                                   ------------
United States - 20.1%
Capital Credit Card Corp., Ser.
 1996-A                            5.625% 08/15/01 DEM   3,300,000    2,073,892
Chase Commercial Mortgage Sec.
 Corp., Ser. 1998-2, Class A1      6.025% 08/18/07         497,331      503,235
Citibank Credit Card Master Trust
 I, Ser. A                         5.750% 07/16/07 DEM   1,300,000      845,118
CS First Boston Mortgage
 Securities Corp., Ser. 1998-C1,
 Class A1B                         6.480% 05/17/08         350,000      362,138
Discover Card Master Trust I
 (FRN), Ser. 1994-2, Class A       5.890% 10/16/04       3,000,000    3,011,310
DLJ Commercial Mortgage Corp.,
 Ser. 1998-CG1, Class A1B          6.410% 05/10/08         750,000      777,060
FNMA Aces, Ser. 1997-M5, Class C   6.740% 08/25/07         600,000      633,846

FFTW Funds, Inc.

December 31, 1998

                                     Coupon              Face
                                      Rate  Maturity  Amount (a)      Value
-------------------------------------------------------------------------------
United States - (continued)
FNMA Global Bond                     6.875% 06/07/02 GBP 1,000,000 $  1,749,792
GMAC Commercial Mortgage Securities
 Inc., Ser. 1997-C1, Class A3        6.869% 08/15/07       800,000      852,888
GMAC Commercial Mortgage Securities
 Inc., Ser. 1998-C2, Class A1        6.150% 11/15/07       393,087      399,282
GS Mortgage Backed Securities Corp.
 II, Ser. 1998-C1, Class A1          6.060% 10/18/30       395,258      400,345
U.S. Treasury Bond                   6.500% 11/15/26       800,000      931,000
U.S. Treasury Bond                   5.500% 08/15/28        50,000       52,405
U.S. Treasury Bond                   8.125% 08/15/19       690,000      922,660
U.S. Treasury Note                   6.125% 12/31/01       500,000      520,156
                                                                   ------------
 Total (Cost - $13,652,977)                                          14,035,127
                                                                   ------------
Total Long-Term Investments (Cost
 $29,055,915)                                                        29,898,832
                                                                   ------------
Short-Term Investments - 53.6%
Bank of Austria Yankee CD            5.710% 06/07/99     3,000,000    2,999,224
Daimler Benz Corp., CP*              5.030% 03/25/99     2,000,000    1,976,806
Investors Bank & Trust Company Cash
 Sweep                               4.500% 01/04/99    28,671,000   28,671,000
Quebec Province, CP*                 4.880% 06/21/99     1,000,000      976,820
Royal Bank of Canada Yankee CD       5.120% 03/22/99     2,000,000    2,000,085
U.S. Treasury Bill*@                 4.093% 01/07/99       700,000      699,810
                                                                   ------------
 Total (Cost - $37,323,347)                                          37,323,745
                                                                   ------------
Total Investments - 96.5% (Cost  -
  $66,379,262)                                                       67,222,577
Other Assets and Liabilities - 3.5%                                   2,430,177
                                                                   ------------
Net Assets - 100.0%                                                $ 69,652,754
                                                                   ============

Summary of Abbreviations

 AUD Australian Dollar
 CAD Canadian Dollar
 CD  Certificate of Deposit
 CP  Commercial Paper
 DEM German Deutschemark
 DKK Danish Krone
 ESP Spanish Peseta
 FRN Floating Rate Note
 GBP British Pound
 MTN Medium-Term Note
 NLG Dutch Guilder
 SEK Swedish Krona

* Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
(a) Face amount shown in U.S. dollars unless otherwise indicated.

See Notes to Financial Statements.

FFTW Funds, Inc.

Worldwide-Hedged Portfolio - Schedule of Investments
December 31, 1998

                                  Coupon               Face
                                   Rate  Maturity   Amount (a)        Value
-------------------------------------------------------------------------------
Long-Term Investment - 52.6%
Australia - 0.3%
Australian Government Bond
 (Cost - $605,156)                6.750% 11/15/06 AUD     850,000 $     581,839
                                                                  -------------
Canada - 1.9%
Canadian Government Bond
 (Cost - $3,355,572)              6.000% 06/01/08 CAD   4,750,000     3,348,883
                                                                  -------------
Denmark - 0.6%
Kingdom of Denmark Bond           7.000% 11/15/07 DKK     100,000        18,873
Kingdom of Denmark Bond           7.000% 11/10/24 DKK   5,400,000     1,086,453
                                                                  -------------
 Total (Cost - $915,122)                                              1,105,326
                                                                  -------------
Germany - 3.7%
Bundesrepublic Deutschland Bond   6.250% 01/04/24 DEM   5,400,000     3,937,027
CORE (FRN). Ser. 1998-1, Class
 A-2A                             3.700% 01/15/06 DEM   4,250,000     2,543,928
                                                                  -------------
 Total (Cost - $6,212,297)                                            6,480,955
                                                                  -------------
Spain - 2.3%
Spanish Government Bond
 (Cost - $3,936,135)              6.000% 01/31/08 ESP 495,900,000     3,997,450
                                                                  -------------
Sweden - 0.4%
Swedish Government Bond
 (Cost - $695,169)                8.000% 08/15/07 SEK   4,700,000       742,515
                                                                  -------------
United Kingdom - 10.5%
Chester Asset Receivables Deal 3
 (FRN)                            7.245% 11/17/03 GBP     400,000       660,734
Chester Asset Receivables Deal 5  6.625% 03/17/08 GBP     500,000       886,234
The Higher Education Securitised
 Investments
 (FRN), Ser. 1X, Class A1         6.790% 04/10/28 GBP     843,268     1,393,491
UK Treasury Bond                  6.500% 12/07/03 GBP   8,400,000    15,327,094
                                                                  -------------
 Total (Cost - $17,811,191)                                          18,267,553
                                                                  -------------
United States - 32.9%
Advanta Mortgage Loan Trust,
 Ser. 1998-2, Class A1            6.440% 05/25/13       4,674,537     4,678,417
BA Credit Card Corp.              6.000% 10/15/03 DEM   1,500,000       972,506
Capital Credit Card Corp., Ser.
 1996-A                           5.625% 08/15/01 DEM   2,800,000     1,759,666
Chase Commercial Mortgage
 Securities Corp., Ser. 1998-2,
 Class A1                         6.025% 08/18/07         795,730       805,175
Citibank Credit Card Master
 Trust I, Ser. A                  5.750% 07/16/07       2,900,000     1,885,264
CS First Boston Mortgage
 Securities Corp., Ser. 1998-C1,
 Class A1B                        6.480% 05/17/08         550,000       569,074
Discover Card Master Trust I
 (FRN), Ser. 1994-2 Class A       5.885% 10/16/04       3,000,000     3,011,310
DLJ Commercial Mortgage Corp.,
 Ser. 1998-CG1, Class A1B         6.410% 05/10/08       1,250,000     1,295,100
Exxon Capital Corp.               6.625% 08/15/02       1,500,000     1,566,069
FNMA (MTN)(FRN)                   5.334% 02/17/99       5,000,000     5,000,505

FFTW Funds, Inc.

December 31, 1998

                                    Coupon              Face
                                     Rate  Maturity  Amount (a)       Value
-------------------------------------------------------------------------------
United States - (continued)
FNMA Acas, Ser 1997-M5, Class C     6.740% 08/25/07     1,100,000 $   1,162,051
FNMA Global Notes                   6.875% 06/07/02 GBP 2,500,000     4,374,479
FNMA Global Notes                   5.500% 12/07/03 GBP   120,000       203,269
GMAC Commercial Mortgage
 Securities Inc, Ser. 1997-C1,
 Class A3                           6.869% 08/15/07     1,300,000     1,385,943
GMAC Commercial Mortgage
 Securities Inc., Ser. 1998-C2,
 Class A1                           6.150% 11/15/07       687,902       698,744
GS Mortgage Backed Securities
 Corp. II, Ser. 1998-C1, Class A1   6.060% 10/18/30       691,701       700,604
HFC Revolving Home Equity Loan
 Trust (FRN), Ser. 1996-1, Class A  5.261% 07/20/17     3,439,429     3,428,733
International Bank of
 Reconstruction & Development       7.125% 07/30/07 GBP   160,000       302,556
Navistar Financial Corp. Owners
 Trust Ser. 1995-B, Class A3        6.050% 04/15/02     3,214,466     3,222,663
Premier Auto Trust, Ser. 1995-2,
 Class A6                           7.200% 10/04/99       739,645       740,614
U.S. Treasury Note                  5.500% 05/31/03     7,350,000     7,584,281
U.S. Treasury Note                  6.125% 12/31/01    10,930,000    11,370,621
WFS Financial Owner Trust, Ser.
 1997-B, Class A2                   6.050% 07/20/00       824,906       827,215
                                                                  -------------
 Total (Cost - $57,116,537)                                          57,544,859
                                                                  -------------
Total Long-Term Investments
 (Cost - $90,647,179)                                                92,069,380
                                                                  -------------
Short-Term Investments - 46.6%
Bank of Austria Yankee CD           5.100% 06/07/99     5,000,000     4,998,706
Bank of Montreal Yankee CD          5.130% 01/26/99     5,000,000     5,000,000
Bayerische Vereinsbank Yankee CD    5.750% 05/07/99     5,000,000     5,010,648
Daimler Benz Corp. CP*              5.030% 03/25/99     6,000,000     5,930,418
Investors Bank & Trust Company
 Cash Sweep                         4.500% 01/04/99    47,997,000    47,997,000
Quebec Province, CP*                4.880% 06/21/99     5,000,000     4,884,100
Royal Bank of Canada Yankee CD      5.120% 03/22/99     6,000,000     6,000,254
U.S. Treasury Bill*@                5.045% 01/07/99     1,300,000     1,299,645
U.S. Treasury Bill*                 4.093% 03/04/99       300,000       297,851
                                                                  -------------
 Total (Cost - $81,417,595)                                          81,418,622
                                                                  -------------
Total Investments - 99.2% (Cost -
  $172,064,774)                                                     173,488,002
                                                                  -------------
Other Assets and Liabilities -
  0.8%                                                                1,316,533
                                                                  -------------
Net Assets - 100.0%                                               $ 174,804,535
                                                                  =============

FFTW Funds, Inc.

December 31, 1998


Summary of Abbreviations

 AUD Australian Dollar
 CAD Canadian Dollar
 CD  Certificate of Deposit
 CP  Commercial Paper
 DEM German Deutschemark
 DKK Danish Krone
 ESP Spanish Peseta
 FRN Floating Rate Note
 GBP British Pound
 MTN Medium-Term Note
 SEK Swedish Krona

*Interest rate shown represents yield to maturity at date of purchase. @Security, or a portion thereof, is held to a margin account as collateral for open financial futures contracts.
(a)Face amount shown in U.S. dollars unless otherwise indicated.

See Notes to Financial Statements.

FFTW Funds, Inc.

International Portfolio - Schedule of Investments
December 31, 1998

                                   Coupon               Face
                                    Rate  Maturity   Amount (a)       Value
-------------------------------------------------------------------------------
Long-Term Investments - 54.0%
Australia - 0.8%
Australian Government Bond
 (Cost - $676,360)                 6.750% 11/15/06 AUD     950,000 $    650,291
                                                                   ------------
Canada - 2.9%
Canadian Government Bond
 (Cost - $2,331,240)               6.000% 06/01/08 CAD   3,300,000    2,326,592
                                                                   ------------
Denmark - 1.8%
Kingdom of Denmark Bond
 (Cost - $1,279,698)               7.000% 11/10/24 DKK   7,500,000    1,508,962
                                                                   ------------
Germany - 28.4%
Bundesrepublic Deutschland Bond    5.000% 11/12/02 DEM  15,000,000    9,535,965
Bundesrepublic Deutschland Bond    5.250% 01/04/08 DEM  14,000,000    9,282,630
Bundesrepublic Deutschland Bond    6.250% 01/04/24 DEM   4,400,000    3,207,948
CORE (FRN), Ser. 1998-1, Class A-
 2A                                3.640% 01/15/06 DEM   2,000,000    1,197,143
                                                                   ------------
 Total (Cost - $23,234,997)                                          23,223,686
                                                                   ------------
Spain - 4.8%
Spanish Government Bond
 (Cost - $3,894,067)               6.000% 01/31/08 ESP 490,600,000    3,954,727
                                                                   ------------
Sweden - 1.5%
Swedish Government Bond
 (Cost - $1,105,467)               8.000% 08/15/07 SEK   7,500,000    1,184,865
                                                                   ------------
United Kingdom - 9.8%
Abbey National Treasury            6.500% 03/05/04 GBP     258,000      450,055
UK Treasury Bond                   6.500% 12/07/03 GBP   4,142,000    7,557,717
                                                                   ------------
 Total (Cost - $8,031,998)                                            8,007,772
                                                                   ------------
United States - 4.0%
FNMA Global Bond                   6.875% 06/07/02 GBP   1,700,000    2,974,646
Investor AB                        5.250% 06/30/08 DEM     500,000      310,474
                                                                   ------------
 Total (Cost - $3,254,141)                                            3,285,120
                                                                   ------------
Total Long-Term Investments (Cost
 $43,807,968)                                                        44,142,015
                                                                   ------------

FFTW Funds, Inc.

December 31, 1998

                                  Coupon                Face
                                   Rate  Maturity    Amount (a)       Value
-------------------------------------------------------------------------------
Short-Term Investments - 42.4%
Bank of Austria Yankee CD         5.770% 06/07/99        3,000,000 $  2,999,224
Bank of Montreal Yankee CD        5.130% 01/26/99        1,000,000    1,000,000
Bayerische Vereinsbank Yankee CD  5.000% 05/07/99        3,000,000    3,006,389
Daimler Benz N.A. Corp., CP*      5.030% 03/25/99        3,000,000    2,965,209
Investors Bank & Trust Company
 Cash Sweep                       4.500% 01/04/99       17,790,000   17,790,000
Quebec Province, CP*              4.880% 06/21/99        3,000,000    2,930,459
Royal Bank of Canada Yankee CD    5.120% 03/22/99        3,000,000    3,000,127
U.S. Treasury Bill*@              5.045% 01/07/99          900,000      899,755
                                                                   ------------
 Total (Cost - $34,590,653)                                          34,591,163
                                                                   ------------
Total Investments - 96.4%
 (Cost - $78,398,621)                                                78,733,178
                                                                   ------------
Other Assets and Liabilities -
  3.6%                                                                2,971,694
                                                                   ------------
Net Assets - 100.0%                                                $ 81,704,872
                                                                   ============

Summary of Abbreviations

 AUD Australian Dollar
 CAD Canadian Dollar
 CD  Certificate of Deposit
 CP  Commercial Paper
 DEM German Deutschemark
 DKK Danish Krone
 ESP Spanish Peseta
 FRN Floating Rate Note
 GBP British Pound
 SEK Swedish Krona

* Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
(a) Face amount shown in U.S. dollars unless otherwise indicated.

See Notes to Financial Statements.

FFTW Funds, Inc.

Global Tactical Exposure Portfolio - Schedule of Investments
December 31, 1998

                          Coupon                Face
                           Rate  Maturity    Amount (a)           Value
------------------------------------------------------------------------------
Long-Term Investments -
  71.9%
Australia - 0.8%
Australian Government
 Bond
 (Cost - $3,630,988)      6.750% 11/15/06 AUD     5,100,000 $        3,491,036
                                                            ------------------
Canada - 2.8%
Canadian Government Bond
 (Cost - $11,803,465)     6.000% 06/01/08 CAD    16,710,000         11,781,017
                                                            ------------------
Denmark - 1.5%
Kingdom of Denmark Bond
 (Cost - $5,040,970)      7.000% 11/10/24 DKK    31,800,000          6,398,001
                                                            ------------------
Germany - 25.6%
Bundesrepublic
 Deutschland Bond         5.250% 01/04/08 DEM   135,000,000         89,511,075
Bundesrepublic
 Deutschland Bond         6.250% 01/04/24 DEM    20,200,000         14,727,396
CORE (FRN), Ser. 1998-1,
 Class A-2A               3.640% 01/15/06 DEM     7,000,000          4,189,999
                                                            ------------------
 Total (Cost -
   $106,975,381)                                                   108,428,470
                                                            ------------------
Spain - 4.2%
Spanish Government Bond   6.000% 01/31/08 ESP 2,224,700,000         17,933,307
                                                            ------------------
 (Cost - $17,658,234)
Sweden - 1.4%
Swedish Government Bond
 (Cost - $5,783,139)      8.000% 08/15/07 SEK    39,100,000          6,177,096
                                                            ------------------
United Kingdom - 13.8%
Chester Asset
 Receivables Deal 3
 (FRN)                    7.245% 11/17/03 GBP     1,000,000          1,651,835
Chester Asset
 Receivables Deal 5       6.625% 03/17/08 GBP     1,440,000          2,552,352
The Higher Education
 Securitised Investments
 (FRN), Ser. 1X, Class
 A1                       5.244% 04/10/28 GBP     3,373,072          5,573,963
UK Treasury Bond          6.500% 12/07/03 GBP    26,639,000         48,606,958
                                                            ------------------
 Total (Cost -
   $57,077,802)                                                     58,385,108
                                                            ------------------
United States - 21.8%
Aames Mortgage Trust
 (FRN), Ser. 1997-C,
 Class A1A                5.735% 11/15/27         5,193,404          5,075,774
Beneficial Mortgage
 Corp. (FRN), Ser. 1997-
 2, Class A               5.168% 09/28/37         4,219,138          4,187,917
Bombardier Receivables
 Master Trust 1 (FRN),
 Ser. 1997-1, Class A     5.398% 04/15/04         4,000,000          3,988,320
Capital Credit Card
 Corp., Ser. 1996-A       5.625% 08/15/01 DEM    11,700,000          7,352,888
Champion Home Equity
 Loan Trust (FRN), Ser.
 1998-1, Class A1         5.352% 09/25/28         5,692,471          5,580,557
Chase Credit Card Master
 Trust, Ser. 1998-1,
 Class A3                 5.125% 02/15/05 NLG     5,200,000          2,950,433
Citibank Credit Card
 Master Trust 1 (FRN),
 Ser. 1998-7, Class B     5.660% 05/15/02         9,000,000          8,989,920
Citibank Credit Card
 Master Trust 1, Ser. A   5.750% 07/16/07 DEM     8,900,000          5,785,810

FFTW Funds, Inc.

December 31, 1998

                         Coupon              Face
                          Rate  Maturity  Amount (a)        Value
-----------------------------------------------------------------------
United States -
  (continued)
Contimortgage Home
 Equity Loan Trust,
 Ser. 1998-1, Class A3   6.220% 01/15/13    3,000,000 $       3,008,130
Croatia Government
 (FRN), Ser. B           6.563% 07/31/06      904,779           717,761
FNMA Global Bond         6.875% 06/07/02 GBP6,000,000        10,498,750
Green Tree Home
 Improvement Loan
 Trust, Ser. 1998-D,
 Class HEA1              5.980% 08/15/29    6,508,087         6,524,488
HFC Revolving Home
 Equity Loan Trust
 (FRN), Ser. 1996-2,
 Class A                 5.700% 02/20/18    5,761,631         5,738,238
Investor AB              5.250% 06/30/08 DEM2,200,000         1,366,086
MBNA Master Credit Card
 Trust (FRN), Ser.
 1996-D, Class B         5.830% 09/15/03    5,000,000         4,988,350
Newcourt Equipment
 Trust Securities, Ser.
 1998-1, Class A2        5.170% 09/20/00    7,750,000         7,717,305
People's Bank Credit
 Card Master Trust
 (FRN), Ser. 1996-1,
 Class A                 5.686% 11/15/04    8,000,000         7,991,200
                                                      -----------------
 Total (Cost -
   $91,472,691)                                              92,461,927
                                                      -----------------
Total Long-Term
 Investments (Cost
 $299,442,670)                                              305,055,962
                                                      -----------------
Short-Term
 Investments - 16.8%
Bank of Austria Yankee
 CD                      5.770% 01/22/99   15,000,000        15,000,233
Bank of Montreal Yankee
 CD                      5.130% 01/25/99    7,000,000         7,000,000
Daimler Benz Corp., CP*  5.030% 03/25/99   10,000,000         9,884,030
Investors Bank & Trust
 Company Cash Sweep      4.500% 01/04/99    4,622,000         4,622,000
Quebec Province, CP*     4,880% 06/21/99    5,000,000         4,884,100
U.S. Treasury Bill*      4.720% 03/04/99   23,200,000        23,033,842
U.S. Treasury Bill*@     5.045% 01/07/99    6,600,000         6,598,205
                                                      -----------------
 Total (Cost
  $70,997,410)                                               71,022,410
                                                      -----------------
Total Investments -
  88.7% (Cost -
  $370,440,080)                                             376,078,372
                                                      -----------------
Other Assets and
 Liabilities - 11.3%                                         47,887,337
                                                      -----------------
Net Assets - 100.0%                                   $     423,965,709
                                                      =================

Summary of Abbreviations

 AUD Australian Dollar
 CAD Canadian Dollar
 CD  Certificate of Deposit
 CP  Commercial Paper
 DEM German Deutschemark
 DKK Danish Krone
 ESP Spanish Peseta
 FRN Floating Rate Note
 GBP British Pound
 NLG Dutch Guilder
 SEK Swedish Krona

* Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
(a) Face amount shown in U.S. dollars unless otherwise indicated.

See Notes to Financial Statements.

FFTW Funds, Inc.

Emerging Markets Portfolio - Schedule of Investments
December 31, 1998

                              Coupon                 Face
                               Rate   Maturity    Amount (a)         Value
-------------------------------------------------------------------------------
Long-Term Investments  -
  69.6%
Argentina - 6.7%
Republic of Argentina (FRN)    6.188% 03/31/05         2,115,000 $    1,797,750
Republic of Argentina (MTN)   11.750% 02/12/07 ARP    10,600,000      9,204,244
                                                                 --------------
 Total (Cost - $7,288,025)                                           11,001,994
                                                                 --------------
Brazil - 5.1%
Brazil C-bond                  8.000% 04/15/14         6,991,382      4,159,872
Republic of Brazil Discount
 ZI                            6.688% 04/15/24         7,250,000      4,205,000
                                                                 --------------
 Total (Cost - $10,610,113)                                           8,364,872
                                                                 --------------
Bulgaria - 4.2%
Bulgaria Discount Bond (FRN)   6.188% 07/28/24         6,250,000      4,375,000
Bulgaria Government (FRN),
 Ser. A                        2.500% 07/28/12         4,500,000      2,559,600
                                                                 --------------
 Total (Cost - $7,846,790)                                            6,934,600
                                                                 --------------
Colombia - 1.8%
Republic of Colombia Bond
 (Cost - $3,440,752)           8.375% 02/15/27         4,000,000      2,910,000
                                                                 --------------
Croatia - 0.9%
Croatia Government (FRN),
 Ser. A                        6.563% 07/31/10         1,000,000        776,700
Croatia Government (FRN),
 Ser. B                        6.563% 07/31/06           904,779        717,761
                                                                 --------------
 Total (Cost - $1,744,468)                                            1,494,461
                                                                 --------------
Ecuador - 4.0%
Ecuador Discount Bond (FRN)    6.625% 02/28/25         9,250,000      4,717,500
Government of Ecuador (FRN)    6.625% 02/27/15         4,579,687      1,843,324
                                                                 --------------
 Total (Cost - $9,145,307)                                            6,560,824
                                                                 --------------
Greece - 5.2%
Hellenic Republic Bond        11.000% 02/25/00 GRD   500,000,000      1,802,286
Hellenic Republic Bond         8.600% 03/26/08 GRD 1,700,000,000      6,740,489
                                                                 --------------
 Total (Cost - $7,953,939)                                            8,542,775
                                                                 --------------
Hungary - 1.4%
Hungary Government Bond
 (Cost - $2,243,027)          16.000% 04/12/00 HUF   500,000,000      2,347,249
                                                                 --------------
Mexico - 8.8%
Mexican Unibond                6.000% 09/26/02 MXN    17,503,830      1,647,646
United Mexican States Par
 Bonds, Ser. A                 6.250% 12/31/19         2,000,000      1,562,600
United Mexican States Par
 Bonds, Ser. B                 6.250% 12/31/19        14,500,000     11,328,850
                                                                 --------------
 Total (Cost - $16,159,666)                                          14,539,096
                                                                 --------------
Morocco - 3.6%
Morocco Reconstruction &
 Consolidation (FRN), Ser. A
 (Cost - $6,618,010)           6.063% 01/01/09         7,500,000      5,850,000
                                                                 --------------

FFTW Funds, Inc.

December 31, 1998

                              Coupon                    Face
                               Rate   Maturity       Amount (a)      Value
-------------------------------------------------------------------------------
Nigeria - 4.0%
Central Bank of Nigeria Bond   6.250% 11/15/20        10,500,000 $    6,615,000
Central Bank of Nigeria
 Warrants Exp. 11/15/20                                   10,500              0
                                                                 --------------
 Total (Cost - $7,505,919)                                            6,615,000
                                                                 --------------
Panama - 4.6%
Panama - Interest Reduction
 Bond (FRN), Ser. 18 yr        4.000% 07/17/14         4,500,000      3,352,500
Republic of Panama Bond        8.875% 09/30/27         4,500,000      4,168,125
                                                                 --------------
 Total (Cost - $7,798,534)                                            7,520,625
                                                                 --------------
Peru - 3.0%
Peru - Past Due Interest
 (FRN)
 (Cost - $4,212,287)           4.000% 03/07/17         8,000,000      5,020,000
                                                                 --------------
Poland - 3.0%
Poland Government Bond        14.000% 02/12/00  PZL   10,000,000      2,893,010
Poland Government Bond        12.000% 06/12/03  PZL    7,000,000      2,067,047
                                                                 --------------
 Total (Cost - $5,007,376)                                            4,960,057
                                                                 --------------
Russia  - 4.8%
City of Moscow Bond            9.500% 05/31/00        13,750,000      5,637,500
Ministry of Finance Russia
 Bond                         12.750% 06/24/28         7,600,000      2,280,000
                                                                 --------------
 Total (Cost - $18,224,813)                                           7,917,500
                                                                 --------------
South Korea - 3.2%
Korea Development Bank Bond    6.500% 11/15/02         2,000,000      1,645,000
Republic of Korea Bond         8.875% 04/15/08         3,500,000      3,596,250
                                                                 --------------
 Total (Cost - $5,051,337)                                            5,241,250
                                                                 --------------
United States - 1.7%
International Financial
 Corp. Structured Note (FRN)  20.000% 04/06/99         2,000,000        400,000
Pera Financial Services
 (144A) (b)                    9.375% 10/15/02         3,000,000      2,386,500
                                                                 --------------
 Total (Cost - $4,909,123)                                            2,786,500
                                                                 --------------
Uruguay - 0.6%
Banco Central del Uruguay,
 Series B
 (Cost - $1,152,296)           6.750% 02/19/21         1,250,000      1,062,500
                                                                 --------------
Venezuela - 3.0%
Republic of Venezuela (FRN)    5.813% 03/31/20         6,250,000      4,343,750
Republic of Venezuela (FRN)    5.938% 12/18/07           857,142        544,287
                                                                 --------------
 Total (Cost - $4,552,757)                                            4,888,037
                                                                 --------------
Total Long-Term Investments
 (Cost $131,464,539)                                                114,557,340
                                                                 --------------
Short-Term Investments -
  27.4%
Mexico - 2.2%
Mexican Cetes                 30.867% 05/06/99  MXN   21,036,160      1,919,241
Mexican Cetes                 31.086% 03/11/99  MXN   17,500,000      1,668,267
                                                                 --------------
 Total (Cost - $4,216,147)                                            3,587,508
                                                                 --------------

FFTW Funds, Inc.

December 31, 1998

                                Coupon                  Face
                                 Rate  Maturity      Amount (a)       Value
-------------------------------------------------------------------------------
Turkey - 3.2%
Deutsche Bank Time Deposit
 (Cost - $5,207,224)                   01/04/99 TRL 1,588,667,076 $   5,207,224
                                                                  -------------
United States - 22.0%
Investors Bank & Trust Company
 Cash Sweep                     4.500% 01/04/99        35,362,000    35,362,000
U.S. Treasury Bill*@            4.030% 01/07/99         1,000,000       999,728
                                                                  -------------
 Total (Cost - $36,361,328)                                          36,361,728
                                                                  -------------
Total Short-Term Investments
 (Cost - $45,784,699)                                                45,156,460
                                                                  -------------
Total Investments - 97.0%
 (Cost - $177,249,238)                                              159,713,800
                                                                  -------------
Other Assets and Liabilities -
  3.0%                                                                4,994,915
                                                                  -------------
Net Assets - 100.0%                                               $ 164,708,715
                                                                  =============

Summary of Abbreviations

 ARP Argentine Peso
 FRN Floating Rate Note
 GRD Greek Drachma
 HUF Hungarian Forint
 MTN Medium-Term Note
 MXN Mexican Peso
 PZL Polish Zloty
 TRL Turkish Lira

* Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
(a) Face amount shown in U.S. dollars unless otherwise noted.
(b) Security exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities were valued at $2,386,500 or 1.5% of net assets.

See Notes to Financial Statements.

FFTW Funds, Inc.

International Opportunities Portfolio - Schedule of Investments
December 31, 1998

                                 Coupon               Face
                                  Rate  Maturity   Amount (a)       Value
------------------------------------------------------------------------------
Long-Term Investments - 65.8%
Canada - 2.8%
Canadian Government Bond
 (Cost - $706,440)               6.000% 06/01/08 CAD   1,000,000 $    705,028
                                                                 ------------
Japan - 3.2%
Japanese Government Bond
 (Cost - $801,997)               1.800% 06/20/08 JPY  90,000,000      825,030
                                                                 ------------
Germany - 26.4%
Bundesrepublic Deutschland Bond  6.250% 01/04/24 DEM   1,900,000    1,385,250
Bundesrepublic Deutschland Bond  5.250% 01/04/08 DEM   8,100,000    5,370,665
                                                                 ------------
 Total (Cost - $6,634,824)                                          6,755,915
                                                                 ------------
France - 17.0%
French Government Bond
 (Cost - $4,318,887)             5.250% 04/25/08 FRF  22,000,000    4,351,952
                                                                 ------------
United Kingdom - 16.4%
UK Treasury Bond
 (Cost - $4,176,695)             6.500% 12/07/03 GBP   2,300,000    4,196,704
                                                                 ------------
Total Long-Term Investments
 (Cost - $16,638,843)                                              16,834,629
                                                                 ------------
Short-Term Investments - 87.9%
Investors Bank & Trust Company
 Cash Sweep                      4.500% 01/04/99       8,527,000    8,527,000
U.S. Treasury Bill*@             4.001% 01/07/99         100,000       99,678
U.S. Treasury Bill*              4.385% 04/01/99      14,000,000   13,845,704
                                                                 ------------
 Total (Cost - $22,485,140)                                        22,472,382
                                                                 ------------
Total Investments - 153.7%
 (Cost - $39,123,983)                                              39,307,011
                                                                 ------------
Other Assets and Liabilities -
  (53.7%)                                                         (13,730,965)
                                                                 ------------
Net Assets - 100.0%                                              $ 25,576,046
                                                                 ============

Summary of Abbreviations

 CAD Canadian Dollar
 DEM German Deutschemark
 FRF French Franc
 GBP British Pound
 JPY Japanese Yen

* Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
(a) Face amount shown in U.S. dollars unless otherwise indicated.

See Notes to Financial Statements.

FFTW Funds, Inc.

Statements of Assets and Liabilities
December 31, 1998                                               U.S. Portfolios

                                            Money Market     U.S. Short-Term
                                             Portfolio          Portfolio
-------------------------------------------------------------------------------
Assets
Investments in securities, at value
 (Cost - $28,961,876 and
 $837,056,962, respectively)              $      28,961,876  $     835,776,320
Cash                                                    324                292
Interest receivable                                 518,148          4,544,956
Other receivables                                         -             93,881
                                         ------------------ ------------------
 Total assets                                    29,480,348        840,415,449
                                         ------------------ ------------------
Liabilities
Variation margin payable                                  -             12,106
Accrued expenses and other liabilities               28,931             37,337
                                         ------------------ ------------------
 Total liabilities                                   28,931             49,443
                                         ------------------ ------------------
Net Assets                                $      29,451,417  $     840,366,006
                                         ================== ==================
Shares Outstanding (par value $0.001)            29,451,451         86,086,181
                                         ================== ==================
Net Asset Value Per Share                 $            1.00  $            9.76
                                         ================== ==================
Components of Net Assets as of December
 31, 1998 were as follows:
Paid-in capital                           $      29,450,833  $     851,757,893
Undistributed (distributions in excess
 of) investment income, net                               -            243,592
Accumulated net realized gain (loss) on
 investments, financial futures and
 options contracts, and foreign
 currency-related transactions                          584         (9,961,812)
Net unrealized appreciation
 (depreciation) on investments,
 financial futures contracts, and on
 translation of other assets and
 liabilities denominated in foreign
 currency                                                 -         (1,673,667)
                                         ------------------ ------------------
                                          $      29,451,417  $     840,366,006
                                         ================== ==================


See Notes to Financial Statements.

FFTW Funds, Inc.

December 31, 1998                                               U.S. Portfolios

                                         Limited Duration    Mortgage-Backed
                                            Portfolio           Portfolio
-------------------------------------------------------------------------------
Assets
Investments in securities, at value
 (Cost - $126,195,366 and
 $1,489,723,127, respectively)           $     126,212,457   $   1,487,609,822
Cash                                                   974                 636
Receivable for securities sold                  22,060,075         111,107,551
Interest receivable                                569,056           5,585,116
Variation margin receivable                              -              18,359
Other receivables                                        -              68,980
                                        ------------------  ------------------
 Total assets                                  148,842,562       1,604,390,464
                                        ------------------  ------------------
Liabilities
Payable for securities purchased                59,284,523         788,982,204
Accrued expenses and other liabilities              37,054              41,650
                                        ------------------  ------------------
 Total liabilities                              59,321,577         789,023,854
                                        ------------------  ------------------
Net Assets                               $      89,520,985   $     815,366,610
                                        ==================  ==================
Shares Outstanding (par value $0.001)            9,011,987          80,085,381
                                        ==================  ==================
Net Asset Value Per Share                $            9.93   $           10.18
                                        ==================  ==================
Components of Net Assets as of
 December 31, 1998 were as follows:
Paid-in capital                          $      89,794,885   $     814,859,197
Undistributed (distributions in excess
 of) investment income, net                              -           1,498,565
Accumulated net realized gain (loss)
 on investments, shorts sales,
 financial futures, swap and options
 contracts and foreign currency-
 related transactions                             (293,548)            722,860
Net unrealized appreciation
 (depreciation) on investments, short
 sales, financial futures and options
 contracts, and on translation of
 other assets and liabilities
 denominated in foreign currency                    19,648          (1,714,012)
                                        ------------------  ------------------
                                         $      89,520,985   $     815,366,610
                                        ==================  ==================

See Notes to Financial Statements.

FFTW Funds, Inc.

December 31, 1998                             Global & International Portfolios

                                            Worldwide        Worldwide-Hedged
                                            Portfolio           Portfolio
-------------------------------------------------------------------------------
Assets
Investments in securities, at value
 (Cost - $66,379,262 and
 $172,064,774, respectively)             $      67,222,577   $     173,488,002
Cash                                                   654                 489
Foreign cash (Cost - $916,973 and
 $1,800,707, respectively)                         907,954           1,865,437
Interest receivable                                599,952           1,477,189
Net unrealized appreciation of forward
 foreign exchange contracts                      1,124,346                   -
                                        ------------------  ------------------
 Total assets                                   69,855,483         176,831,117
                                        ------------------  ------------------
Liabilities
Payable for fund shares redeemed                         -           1,870,000
Variation margin payable                             5,833              23,557
Net unrealized depreciation of forward
 foreign exchange contracts                              -              83,335
Distribution payable                               147,789                   -
Accrued expenses and other liabilities              49,107              49,690
                                        ------------------  ------------------
 Total liabilities                                 202,729           2,026,582
                                        ------------------  ------------------
Net Assets                               $      69,652,754   $     174,804,535
                                        ==================  ==================
Shares Outstanding (par value  $0.001)           6,774,560          15,619,933
                                        ==================  ==================
Net Asset Value Per Share                $           10.28   $           11.19
                                        ==================  ==================
Components of Net Assets as of
 December 31, 1998 were as follows:
Paid-in capital                          $      70,923,933   $     175,256,603
Undistributed (distributions in excess
 of) investment income, net                      1,633,253          (1,122,393)
Accumulated net realized gain (loss)
 on investments, financial futures,
 options contracts and foreign
 currency-related transactions                  (4,597,767)           (270,158)
Net unrealized appreciation
 (depreciation) on investments,
 financial futures contracts and
 translation of other assets and
 liabilities denominated in foreign
 currency                                        1,693,335             940,483
                                        ------------------  ------------------
                                         $      69,652,754   $     174,804,535
                                        ==================  ==================

See Notes to Financial Statements.

FFTW Funds, Inc.

December 31, 1998                             Global & International Portfolios


                                        International   Global Tactical Exposure
                                        Portfolio             Portfolio

--------------------------------------------------------------------------------

Assets
Investments in securities, at value
 (Cost - $78,398,621 and
 $370,440,080, respectively)             $      78,733,178   $     376,078,372
Cash                                                   866                 516
Foreign cash (Cost - $407,002 and
 $1,565,085, respectively)                         402,373           1,373,574
Interest receivable                              1,312,340           7,611,987
Receivable for fund shares sold                     98,095          40,000,000
Variation margin receivable                              -               5,541
Net unrealized appreciation of forward
 foreign exchange contracts                      1,228,100           7,645,917
Other assets                                         2,484                   -
                                        ------------------  ------------------
 Total assets                                   81,777,436         432,715,907
                                        ------------------  ------------------
Liabilities
Accounts payable on swap contract(s)                     -           8,714,892
Variation margin payable                             5,452                   -
Accrued expenses and other liabilities              67,112              35,306
                                        ------------------  ------------------
 Total liabilities                                  72,564           8,750,198
                                        ------------------  ------------------
Net Assets                               $      81,704,872   $     423,965,709
                                        ==================  ==================
Shares Outstanding (par value $0.001)            8,437,782          41,370,968
                                        ==================  ==================
Net Asset Value Per Share                $            9.68   $           10.25
                                        ==================  ==================
Components of Net Assets as of
 December 31, 1998 were as follows:
Paid-in capital                          $      81,397,080   $     414,393,673
Undistributed (distributions in excess
 of) investment income, net                       (934,988)            506,074
Accumulated net realized gain (loss)
 on investments, financial futures and
 swap contracts, and foreign currency-
 related transactions                              (42,557)         (4,094,888)
Net unrealized appreciation
 (depreciation) on investments,
 financial futures contracts, and on
 translation of other assets and
 liabilities denominated in foreign
 currency                                        1,285,337          13,160,850
                                        ------------------  ------------------
                                         $      81,704,872   $     423,965,709
                                        ==================  ==================

See Notes to Financial Statements.

FFTW Funds, Inc.

December 31, 1998                             Global & International Portfolios

                                                              International
                                         Emerging Markets     Opportunities
                                            Portfolio           Portfolio
-------------------------------------------------------------------------------
Assets
Investments in securities, at value
 (Cost - $177,249,238 and
 $39,123,983, respectively)              $     159,713,800   $      39,307,011
Cash                                                   639                  19
Foreign cash (Cost - $126,765)                     119,331                   -
Interest receivable                              4,018,312             488,624
Net unrealized appreciation of forward
 foreign exchange contracts                        846,318             463,656
Other receivables                                   44,963              16,383
                                        ------------------  ------------------
 Total assets                                  164,743,363          40,275,693
                                        ------------------  ------------------
Liabilities
Payable for securities purchased                         -          14,684,536
Variation margin payable                                 -                  44
Accrued expenses and other liabilities              34,648              15,067
                                        ------------------  ------------------
 Total liabilities                                  34,648          14,699,647
                                        ------------------  ------------------
Net Assets                               $     164,708,715   $      25,576,046
                                        ==================  ==================
Shares Outstanding (par value $0.001)           21,349,089           2,574,256
                                        ==================  ==================
Net Asset Value Per Share                $            7.72   $            9.94
                                        ==================  ==================
Components of Net Assets as of
 December 31, 1998 were as follows:
Paid-in capital                          $     205,051,703   $      25,536,057
Undistributed (distributions in excess
 of) investment income, net                     (1,275,363)           (532,291)
Accumulated net realized gain (loss)
 on investments, financial futures
 contracts and foreign currency-
 related transactions                          (22,429,669)            (47,485)
Net unrealized appreciation
 (depreciation) on investments,
 financial futures contracts and
 translation of other assets and
 liabilities denominated in foreign
 currency                                      (16,637,956)            619,765
                                        ------------------  ------------------
                                         $     164,708,715   $      25,576,046
                                        ==================  ==================


See Notes to Financial Statements.

FFTW Funds, Inc.

Statements of Operations
For the Year Ended December 31, 1998                            U.S. Portfolios

                                          Money Market      U.S. Short-Term
                                           Portfolio           Portfolio
------------------------------------------------------------------------------
Investment Income
Interest                                $       1,602,575   $      36,612,468
                                       ------------------  ------------------
Expenses
Investment advisory fees                           28,927           1,916,079
Administration fees                                14,727             323,059
Custodian fees                                     19,762             232,243
Audit fees                                         17,779              35,421
Transfer agent fees                                 3,679              42,992
Legal fees                                            400               9,424
Directors' fees                                       663              14,306
Registration fees                                     761              46,334
Amortization of organizational
 expenses                                          14,763                   -
Other fees and expenses                             2,796              36,909
                                       ------------------  ------------------
 Total operating expenses                         104,257           2,656,767
Waiver of investment advisory and
 administration fees                              (31,939)         (1,060,035)
                                       ------------------  ------------------
 Operating expenses, net                           72,318           1,596,732
Interest expense                                        -               1,417
                                       ------------------  ------------------
 Total expenses                                    72,318           1,598,149
                                       ------------------  ------------------
Investment income, net                          1,530,257          35,014,319
                                       ------------------  ------------------
Net Realized and Unrealized Gain
(Loss) on Investments,
Financial Futures and Options
Contracts, and
Foreign Currency-Related Transactions
Net realized gain (loss) on
 investments                                            -          (1,546,381)
Net realized gain (loss) on financial
 futures and options contracts                          -             819,939
Net unrealized appreciation
 (depreciation) on investments                          -            (998,837)
Net unrealized appreciation
 (depreciation) on financial futures
 contracts                                              -            (501,272)
                                       ------------------  ------------------
Net realized and unrealized gain
 (loss) on investments, financial
 futures contracts, and foreign
 currency-related transactions                          -          (2,226,551)
                                       ------------------  ------------------
Net Increase (Decrease) in Net Assets
 Resulting From Operations              $       1,530,257   $      32,787,768
                                       ==================  ==================

See Notes to Financial Statements.

FFTW Funds, Inc.

For the Year Ended December 31, 1998                            U.S. Portfolios

                                        Limited Duration    Mortgage-Backed
                                           Portfolio           Portfolio
------------------------------------------------------------------------------
Investment Income
Interest                                $       4,692,851   $      56,440,610
                                       ------------------  ------------------
Expenses
Investment advisory fees                          284,400           2,529,742
Administration fees                                41,257             556,090
Custodian fees                                     40,549             309,417
Audit fees                                         25,277              53,345
Transfer agent fees                                 2,458               4,736
Legal fees                                          1,129              12,883
Directors' fees                                     1,946              20,450
Registration fees                                  17,325             130,791
Other fees and expenses                             4,324              48,801
                                       ------------------  ------------------
 Total operating expenses                         418,665           3,666,255
Waiver of investment advisory fees               (174,893)         (1,686,495)
                                       ------------------  ------------------
 Operating expenses, net                          243,772           1,979,760
Short sale interest expense                                         1,089,813
Interest expense                                        -              25,388
                                       ------------------  ------------------
 Total expenses                                   243,772           3,094,961
                                       ------------------  ------------------
Investment income, net                          4,449,079          53,345,649
                                       ------------------  ------------------
Net Realized and Unrealized Gain
(Loss) on Investments,
Short Sales, Financial Futures, Swap
and Options Contracts, and
Foreign Currency-Related Transactions
Net realized gain (loss) on
 investments                                      834,075          19,330,796
Net realized gain (loss) on short
 sales                                                  -          (1,067,054)
Net realized gain (loss) on financial
 futures, swap and options contracts              (26,509)         (2,570,898)
Net unrealized appreciation
 (depreciation) on investments                    (75,980)         (9,815,295)
Net unrealized appreciation
 (depreciation) on financial futures
 and options contracts                              7,810           1,537,463
                                       ------------------  ------------------
Net realized and unrealized gain
 (loss) on investments, short sales,
 financial futures, swap and options
 contracts, and foreign currency-
 related transactions                             739,396           7,415,012
                                       ------------------  ------------------
Net Increase (Decrease) in Net Assets
 Resulting From Operations              $       5,188,475   $      60,760,661
                                       ==================  ==================

See Notes to Financial Statements.

FFTW Funds, Inc.

For the Year Ended December 31, 1998          Global & International Portfolios

                                           Worldwide        Worldwide-Hedged
                                           Portfolio           Portfolio
------------------------------------------------------------------------------
Investment Income
Interest                                $       4,463,664   $       8,196,222
                                       ------------------  ------------------
Expenses
Investment advisory fees                          333,072             618,028
Administration fees                                42,545             107,615
Custodian fees                                     76,241              97,683
Audit fees                                         33,024              33,587
Legal fees                                          1,178               2,414
Directors' fees                                     1,968               3,552
Transfer agent fees                                 7,830               4,646
Registration fees                                   7,253              22,584
Other fees and expenses                             5,937               7,661
                                       ------------------  ------------------
 Total operating expenses                         509,048             897,770
Waiver of investment advisory fees                 (9,439)           (202,489)
                                       ------------------  ------------------
 Operating expenses, net                          499,609             695,281
                                       ------------------  ------------------
Investment income, net                          3,964,055           7,500,941
                                       ------------------  ------------------
Net Realized and Unrealized Gain (Loss) on Investments,
Financial Futures and Options Contracts, and
Foreign Currency-Related Transactions
Net realized gain (loss) on
 investments                                    4,537,946           5,401,459
Net realized gain (loss) on financial
 futures and options contracts                  2,468,578           5,876,793
Net realized gain (loss) on foreign
 currency-related transactions                   (548,598)         (1,014,760)
Net unrealized appreciation
 (depreciation) on investments                    246,930             747,244
Net unrealized appreciation
 (depreciation) on financial futures
 contracts                                       (357,874)           (668,640)
Net unrealized appreciation
 (depreciation) on translation of
 other assets and liabilities
 denominated in foreign currency                2,562,911            (321,540)
                                       ------------------  ------------------
Net realized and unrealized gain
 (loss) on investments, financial
 futures and options contracts and
 foreign currency-related
 transactions                                   8,909,893          10,020,556
                                       ------------------  ------------------
Net Increase (Decrease) in Net Assets
 Resulting From Operations              $      12,873,948   $      17,521,497
                                       ==================  ==================

See Notes to Financial Statements.

FFTW Funds, Inc.

for the Year Ended December 31, 1998          Global & International Portfolios

                                     International     Global Tactical Exposure
                                       Portfolio              Portfolio
-------------------------------------------------------------------------------
Investment Income
Interest                            $       3,774,694      $      35,762,472
                                   ------------------     ------------------
Expenses
Investment advisory fees                      292,455              1,338,587
Administration fees                            37,219                237,408
Custodian fees                                 71,614                200,733
Audit fees                                     32,921                 37,164
Transfer agent fees                             4,033                  4,408
Legal fees                                      1,099                  4,749
Directors' fees                                 1,715                  7,950
Registration fees                              16,176                 50,323
Other fees and expenses                         4,647                 20,050
                                   ------------------     ------------------
 Total operating expenses                     461,879              1,901,372
Waiver of investment advisory
 fees                                         (23,197)            (1,003,941)
                                   ------------------     ------------------
 Operating expenses, net                      438,682                897,431
Interest expense                                    -             17,657,812
                                   ------------------     ------------------
 Total expenses                               438,682             18,555,243
                                   ------------------     ------------------
Investment income, net                      3,336,012             17,207,229
                                   ------------------     ------------------
Net Realized and Unrealized Gain
(Loss) on Investments, Financial
Futures and Swap Contracts, and
Foreign Currency-Related
Transactions
Net realized gain (loss) on
 investments                                2,895,897             15,139,355
Net realized gain (loss) on
 financial futures and swap
 contracts                                  3,297,794              4,482,880
Net realized gain (loss) on
 foreign currency-related
 transactions                               1,580,814            (31,970,147)
Net unrealized appreciation
 (depreciation) on investments                276,162              4,268,459
Net unrealized appreciation
 (depreciation) on financial
 futures contracts                           (459,507)              (402,352)
Net unrealized appreciation
 (depreciation) on other assets
 and liabilities denominated in
 foreign currency                           2,688,455             18,287,096
                                   ------------------     ------------------
Net realized and unrealized gain
 (loss) on investments, financial
 futures and swap contracts, and
 foreign currency-related
 transactions                              10,279,615              9,805,291
                                   ------------------     ------------------
Net Increase (Decrease) in Net
 Assets Resulting From Operations   $      13,615,627      $      27,012,520
                                   ==================     ==================

See Notes to Financial Statements.

FFTW Funds, Inc.

For the Year Ended December 31, 1998          Global & International Portfolios


                                                        For the period from
                                                          October 8,1998*
                                                       to December 31, 1998
                                 Emerging Markets   International Opportunities
                                    Portfolio                Portfolio
-------------------------------------------------------------------------------
Investment Income
Interest                         $      18,553,490       $         236,259
                                ------------------      ------------------
Expenses
Investment advisory fees                 1,191,914                  21,566
Administration fees                        112,704                   2,666
Custodian fees                             184,407                   8,503
Transfer agent                               3,714                     198
Legal fees                                   2,560                      67
Audit fees                                  34,483                  15,000
Directors' fees                              3,776                      93
Registration fees                           40,193                       7
Other fees and expenses                      9,198                      33
                                ------------------      ------------------
 Total Operating expense                 1,582,949                  48,133
                                ------------------      ------------------
Waiver of investment advisory
 and administration fees                         -                 (15,784)
                                ------------------      ------------------
 Operating expenses, net                 1,582,949                  32,349
Interest expense                           247,399                       -
                                ------------------      ------------------
 Total expenses                          1,830,348                  32,349
                                ------------------      ------------------
Investment income, net                  16,723,142                 203,910
                                ------------------      ------------------
Net Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency-Related Transactions
Net realized gain (loss) on
 investments                           (19,115,104)               (197,610)
Net realized gain (loss) on
 financial futures contracts            (6,136,491)                  9,072
Net realized gain (loss) on
 foreign currency-related
 transactions                              234,542                (234,925)
Net unrealized appreciation
 (depreciation) on investments         (15,921,534)                183,028
Net unrealized appreciation
 (depreciation) on financial
 futures contracts                         409,159                  (2,249)
Net unrealized appreciation
 (depreciation) on other
 assets and liabilities
 denominated in foreign
 currency                                  373,355                 438,986
                                ------------------      ------------------
Net realized and unrealized
 gain (loss) on investments,
 financial futures contracts
 and foreign currency-related
 transactions                          (40,156,073)                196,302
                                ------------------      ------------------
Net Increase (Decrease) in Net
 Assets Resulting From
 Operations                      $     (23,432,931)      $         400,212
                                ==================      ==================

* Commencement of Operations.

See Notes to Financial Statements.

FFTW Funds, Inc.

Statements of Changes in Net Assets
                                                                U.S. Portfolios

                            Money Market Portfolio     U.S. Short-Term Portfolio
                          --------------------------- ----------------------------
                           Year Ended    Year Ended    Year Ended     Year Ended
                          Dec. 31, 1998 Dec. 31, 1997 Dec. 31, 1998  Dec. 31, 1997
-----------------------------------------------------------------------------------
Increase (Decrease) in
Net
Assets From Operations
Investment income, net     $ 1,530,257   $ 1,364,266   $ 35,014,319   $ 28,250,430
Net realized gain (loss)
 on investments,
 financial futures and
 options contracts, and
 foreign currency-
 related transactions                -             -       (726,442)    (2,683,825)
Net unrealized
 appreciation
 (depreciation) on
 investments and
 financial futures                   -             -     (1,500,109)      (650,756)
                          ------------  ------------  -------------  -------------
Net increase in net
 assets resulting from
 operations                  1,530,257     1,364,266     32,787,768     24,915,849
                          ------------  ------------  -------------  -------------
Distributions to
 Shareholders
From investment income,
 net                         1,530,257     1,364,266     35,026,323     28,250,430
In excess of investment
 income, net                    21,387             -              -              -
                          ------------  ------------  -------------  -------------
Total Distributions          1,551,644     1,364,266     35,026,323     28,250,430
                          ------------  ------------  -------------  -------------
Capital Share
 Transactions, Net           3,320,586     1,105,195    355,698,913    134,983,515
                          ------------  ------------  -------------  -------------
Total increase
 (decrease) in net
 assets                      3,299,199     1,105,195    353,460,358    131,648,934
Net Assets
Beginning of Year           26,152,218    25,047,023    486,905,648    355,256,714
                          ------------  ------------  -------------  -------------
End of Year                $29,451,417   $26,152,218   $840,366,006   $486,905,648
                          ============  ============  =============  =============
Undistributed
(distributions in excess
of) Investment Income,
Net                        $         -   $         -   $    243,592   $    255,606


See Notes to Financial Statements.

FFTW Funds, Inc.

                                                                U.S. Portfolios

                          Limited Duration Portfolio     Mortgage-Backed Portfolio
                          ----------------------------  ----------------------------
                           Year Ended     Year Ended     Year Ended     Year Ended
                          Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998  Dec. 31, 1997
-------------------------------------------------------------------------------------
Increase (Decrease) in
 Net
Assets From Operations
Investment income, net     $ 4,449,079    $ 1,842,069    $ 53,345,649   $ 34,046,985
Net realized gain (loss)
 on investments, short
 sales, financial
 futures, swap and
 options contracts, and
 foreign currency-
 related transactions          807,566        230,294      15,692,844     15,173,200
Net unrealized
 appreciation
 (depreciation) on
 investments, short
 sales, financial
 futures and options
 contracts, and
 translation of other
 assets and liabilities
 denominated in foreign
 currency                      (68,170)       (30,291)     (8,277,832)     6,106,558
                          ------------   ------------   -------------  -------------
Net increase in net
 assets resulting from
 operations                  5,188,475      2,042,072      60,760,661     55,326,743
                          ------------   ------------   -------------  -------------
Distributions to
 Shareholders
From investment income,
 net                         4,449,079      1,842,069      52,124,492     34,046,985
In excess of investment
 income, net                    26,882              -               -      2,828,370
From net realized gain
 on investments, short
 sales, financial
 futures, swap and
 options contracts, and
 foreign currency-
 related transactions        1,041,363        306,625      16,884,432     11,071,301
                          ------------   ------------   -------------  -------------
Total Distributions          5,517,324      2,148,694      69,008,924     47,946,656
                          ------------   ------------   -------------  -------------
Capital Share
 Transactions, Net          49,820,618     (1,964,623)    168,343,622    426,901,375
                          ------------   ------------   -------------  -------------
Total increase
 (decrease) in net
 assets                     49,491,769     (2,071,245)    160,095,359    434,281,462
Net Assets
Beginning of Year           40,029,216     42,100,461     655,271,251    220,989,789
                          ------------   ------------   -------------  -------------
End of Year                $89,520,985    $40,029,216    $815,366,610   $655,271,251
                          ============   ============   =============  =============
Undistributed
(distributions in excess
of)
Investment Income, Net     $         -    $     9,921    $ (1,498,565)  $ (5,770,131)


See Notes to Financial Statements.

FFTW Funds, Inc.

                                              Global & International Portfolios

                              Worldwide Portfolio       Worldwide-Hedged Portfolio
                          ----------------------------  ----------------------------
                           Year Ended     Year Ended     Year Ended     Year Ended
                          Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998  Dec. 31, 1997
------------------------------------------------------------------------------------
Increase (Decrease) in
 Net Assets
From Operations
Investment income, net     $ 3,964,055    $ 4,228,741    $  7,500,941   $ 3,044,893
Net realized gain (loss)
 on investments,
 financial futures,
 options contracts, and
 foreign currency-
 related transactions        6,457,926     (1,031,547)     10,263,492     3,039,184
Net unrealized
 appreciation
 (depreciation) on
 investments, financial
 futures contracts, and
 on translation of
 assets and liabilities
 denominated in foreign
 currency                    2,451,967       (838,965)       (242,936)    1,027,009
                          ------------   ------------   -------------  ------------
Net increase (decrease)
 in net assets resulting
 from operations            12,873,948      2,358,229      17,521,497     7,111,086
                          ------------   ------------   -------------  ------------
Distributions to
 Shareholders
From investment income,
 net                         3,964,055      1,610,613       7,500,941     3,044,893
In excess of investment
 income, net                     2,391        932,993       2,012,026             -
From net realized gain
 on investments,
 financial futures
 contracts, and foreign
 currency-related
 transactions                  648,984              -       8,917,381     2,913,718
From capital stock in
 excess of par value                 -      1,685,135               -             -
                          ------------   ------------   -------------  ------------
Total Distributions          4,615,430      4,228,741      18,430,348     5,958,611
                          ------------   ------------   -------------  ------------
Capital Share
 Transactions, Net         (20,841,508)     9,166,819      95,323,789    49,213,465
                          ------------   ------------   -------------  ------------
Total increase
 (decrease) in net
 assets                    (12,582,990)     7,296,307      94,414,938    50,365,940
Net Assets
Beginning of Year           82,235,744     74,939,437      80,389,597    30,023,657
                          ------------   ------------   -------------  ------------
End of Year                $69,652,754    $82,235,744    $174,804,535   $80,389,597
                          ============   ============   =============  ============
Undistributed
(distributions in excess
of) Investment Income,
Net                        $ 1,633,253    $   (18,120)   $ (1,122,393)  $  (300,387)

See Notes to Financial Statements.

FFTW Funds, Inc.

                                              Global & International Portfolios

                                                         Global Tactical Exposure
                            International Portfolio              Portfolio
                          ----------------------------  ----------------------------
                           Year Ended     Year Ended     Year Ended     Year Ended
                          Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998  Dec. 31, 1997
-------------------------------------------------------------------------------------
Increase (Decrease) in
 Net Assets
From Operations
Investment income, net     $ 3,336,012    $ 2,364,672    $ 17,207,229   $  7,523,838
Net realized gain (loss)
 on investments,
 financial futures and
 swap contracts, and
 foreign currency-
 related transactions        7,774,505       (950,583)    (12,347,912)    17,520,704
Net unrealized
 appreciation
 (depreciation) on
 investments, financial
 futures contracts, and
 translation of assets
 and liabilities
 denominated in foreign
 currency                    2,505,110     (1,333,639)     22,153,203     (8,314,428)
                          ------------   ------------   -------------  -------------
Net increase in net
 assets resulting from
 operations                 13,615,627         80,450      27,012,520     16,730,114
                          ------------   ------------   -------------  -------------
Distributions to
 Shareholders
From investment income,
 net                         3,336,012        643,069      17,207,229      7,523,838
In excess of investment
 income, net                 3,005,070              -          74,921      3,539,829
From net realized gain
 on investments,
 financial futures and
 swap contracts, and
 foreign currency-
 related transactions        5,026,290      1,002,367               -      1,697,755
In excess of net
 realized gain on
 investments, financial
 futures and swap
 contracts, and foreign
 currency-related
 transactions                        -              -       2,764,626              -
From capital stock in
 excess of par value                 -      1,721,603               -              -
                          ------------   ------------   -------------  -------------
Total Distributions         11,367,372      3,367,039      20,046,776     12,761,422
                          ------------   ------------   -------------  -------------
Capital Share
 Transactions, Net          11,803,979     35,193,290     133,994,685    152,391,477
                          ------------   ------------   -------------  -------------
Total increase in net
 assets                     14,052,234     31,906,701     140,960,429    156,360,169
Net Assets
Beginning of Year           67,652,638     35,745,937     283,005,280    126,645,111
                          ------------   ------------   -------------  -------------
End of Year                $81,704,872    $67,652,638    $423,965,709   $283,005,280
                          ============   ============   =============  =============
Undistributed
 (distributions in
 excess of)
Investment Income, Net     $  (934,988)   $   232,458    $    506,074   $ 13,349,601

See Notes to Financial Statements.

FFTW Funds, Inc.

                                              Global & International Portfolios

                                Emerging Markets         International Opportunities
                                   Portfolio                      Portfolio
                         ------------------------------- ---------------------------
                                          Period from            Period From
                          Year Ended    August 12, 1997*     October 8, 1998* to
                         Dec. 31, 1998  to Dec. 31, 1997      December 31, 1998
------------------------------------------------------------------------------------
Increase (Decrease) in
 Net Assets
From Operations
Investment income, net    $ 16,723,142    $  2,004,815           $   203,910
Net realized (loss) on
 investments, financial
 futures contracts and
 foreign currency-
 related transactions      (25,017,053)       (930,072)             (423,463)
Net unrealized
 (depreciation) on
 investments and on
 translation of assets
 and liabilities
 denominated in foreign
 currency                  (15,139,020)     (1,498,936)              619,765
                         -------------   -------------          ------------
Net (decrease) in net
 assets resulting from
 operations                (23,432,931)       (424,193)              400,212
                         -------------   -------------          ------------
Distributions to
 Shareholders
From investment income,
 net                        14,481,049       2,004,815               203,662
In excess of investment
 income, net                         -               -                     -
In excess of net
 realized gain on
 investments, financial
 futures contracts, and
 foreign currency-
 related transactions                -               -               156,561
From capital stock in
 excess of par value         2,252,464               -                     -
                         -------------   -------------          ------------
Total Distributions         16,733,513       2,004,815               360,223
                         -------------   -------------          ------------
Capital Share
 Transactions, Net          93,831,710     113,472,457            25,536,057
                         -------------   -------------          ------------
Total increase in net
 assets                     53,665,266     111,043,449            25,576,046
Net Assets
Beginning of Period        111,043,449               -                     -
                         -------------   -------------          ------------
End of Period             $164,708,715    $111,043,449           $25,576,046
                         =============   =============          ============
Undistributed
 (distributions in
 excess of) Investment
 Income, Net              $ (1,275,363)   $     63,424           $  (532,291)

* Commencement of Operations.


See Notes to Financial Statements.

FFTW Funds, Inc.

Financial Highlights
                                                         Money Market Portfolio

                                                 For the Year Ended
                          ----------------------------------------------------------------
For a share outstanding   December 31, December 31, December 31, December 31, December 31,
throughout the period:        1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------
Per Share Data
Net asset value,
 beginning of period        $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
Increase (Decrease) From
Investment Operations
Investment income, net         0.05         0.05         0.05         0.06         0.04
Net realized gain on
 investments                      -            -         0.00*        0.00*        0.00*
                            -------      -------      -------      -------      -------
Total from investment
 operations                    0.05         0.05         0.05         0.06         0.04
                            -------      -------      -------      -------      -------
Less Distributions
From investment income,
 net                           0.05         0.05         0.05         0.06         0.04
From net realized gain
 on investments                   -            -         0.00*           -            -
In excess of net
 realized gain on
 investments                      -            -            -            -         0.00*
                            -------      -------      -------      -------      -------
Total distributions            0.05         0.05         0.05         0.06         0.04
                            -------      -------      -------      -------      -------
Net asset value, end of
 period                     $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                            =======      =======      =======      =======      =======
Total Return                  5.51%        5.46%        5.18%        5.74%        4.13%
Ratios/Supplemental Data
Net assets, end of
 period (000's)             $29,451      $26,152      $25,047      $25,870      $22,006
Ratio of operating
 expenses to average
 net assets (a)               0.25%        0.30%        0.40%        0.40%        0.40%
Ratio of investment
 income, net to average
 net assets (a)               5.29%        5.33%        5.05%        5.58%        4.16%
Decrease in above
 expense ratios due to
 waiver of investment
 advisory and
 administration fees and
 reimbursement of other
 expenses                     0.11%        0.16%        0.30%        0.37%        0.64%

--------------------------------------------------------------------------------
(a)Net of waivers and reimbursements.
*Rounds to less than $.01.


See Notes to Financial Statements.

FFTW Funds, Inc.

                                                      U.S. Short-Term Portfolio


                                                 For the Year Ended
                          ----------------------------------------------------------------
For a share outstanding   December 31, December 31, December 31, December 31, December 31,
throughout the period:        1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------
Per Share Data
Net asset value,
 beginning of period        $   9.77     $   9.85     $   9.88     $   9.89     $   9.98
Increase (Decrease) From
Investment Operations
Investment income, net          0.54         0.57         0.55         0.56         0.44
Net realized and
 unrealized (loss) on
 investments, financial
 futures and options
 contracts, and foreign
 currency-related
 transactions                  (0.01)       (0.08)       (0.03)       (0.01)       (0.08)
                            --------     --------     --------     --------     --------
Total from investment
 operations                     0.53         0.49         0.52         0.55         0.36
                            --------     --------     --------     --------     --------
Less Distributions
From investment income,
 net                            0.54         0.57         0.55         0.56         0.45
In excess of investment
 income, net                       -            -            -         0.00*        0.00*
                            --------     --------     --------     --------     --------
Total distributions             0.54         0.57         0.55         0.56         0.45
                            --------     --------     --------     --------     --------
Net asset value, end of
 period                     $   9.76     $   9.77     $   9.85     $   9.88     $   9.89
                            ========     ========     ========     ========     ========
Total Return                   5.59%        5.09%        5.45%        5.71%        3.71%
Ratios/Supplemental Data
Net assets, end of
 period (000's)             $840,366     $486,906     $355,257     $457,425     $290,695
Ratio of operating
 expenses to average net
 assets, exclusive of
 interest expense (a)          0.25%        0.25%        0.27%        0.40%        0.40%
Ratio of operating
 expenses to average net
 assets, inclusive of
 interest expense (a)          0.25%        0.26%        0.40%        0.51%        0.43%
Ratio of investment
 income, net to average
 net assets(a)                 5.48%        5.78%        5.62%        5.64%        4.14%
Decrease in above
 expense ratios due to
 waiver of investment
 advisory fees                 0.17%        0.18%        0.05%        0.07%        0.08%

--------------------------------------------------------------------------------
(a)Net of waivers and reimbursements.
*Rounds to less than $0.01.



See Notes to Financial Statements.

FFTW Funds, Inc.

                                                     Limited Duration Portfolio


                                                 For the Year Ended
                          ----------------------------------------------------------------
For a share outstanding   December 31, December 31, December 31, December 31, December 31,
throughout the period:        1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------
Per Share Data
Net asset value, begin-
 ning of period             $  9.93      $  9.93      $ 10.00       $ 9.55       $ 9.95
Increase (Decrease) From
Investment Operations
Investment income, net         0.55         0.62         0.55         0.60         0.43
Net realized and
 unrealized gain (loss)
 on investments, finan-
 cial futures and op-
 tions contracts, and
 foreign currency-re-
 lated transactions            0.11         0.08        (0.04)        0.45        (0.40)
                            -------      -------      -------       ------       ------
Total from investment
 operations                    0.66         0.70         0.51         1.05         0.03
                            -------      -------      -------       ------       ------
Less Distributions
From investment income,
 net                           0.55         0.62         0.55         0.60         0.43
In excess of investment
 income, net                   0.00*           -         0.00*           -            -
From net realized gain
 on investments,
 financial futures and
 options contracts, and
 foreign currency-
 related transactions          0.11         0.08         0.03            -            -
                            -------      -------      -------       ------       ------
Total distributions            0.66         0.70         0.58         0.60         0.43
                            -------      -------      -------       ------       ------
Net asset value, end of
 period                     $  9.93      $  9.93      $  9.93       $10.00       $ 9.55
                            =======      =======      =======       ======       ======
Total Return                  6.79%        7.21%        5.29%       11.26%        0.29%
Ratios/Supplemental Data
Net assets, end of
 period (000's)             $89,521      $40,029      $42,100       $5,080       $4,338
Ratio of operating
 expenses to average net
 assets, exclusive of
 interest expense (a)         0.30%        0.30%        0.31%        0.50%        0.50%
Ratio of operating
 expenses to average net
 assets, inclusive of
 interest expense (a)         0.30%        0.60%        0.49%        1.41%        1.74%
Ratio of investment
 income, net to average
 net assets (a)               5.48%        6.10%        5.79%        6.09%        4.43%
Decrease in above ex-
 pense ratios due to
 waiver of investment
 advisory fees and reim-
 bursement of other ex-
 penses                       0.22%        0.31%        0.15%        0.53%        0.57%
Portfolio turnover           1,059%       1,292%       1,387%       1,075%         343%

--------------------------------------------------------------------------------
(a)Net of waivers and reimbursements.
*Rounds to less than $0.01.

See Notes to Financial Statements.

FFTW Funds, Inc.

                                                      Mortgage-Backed Portfolio

                                      Year Ended   Year Ended    Period From
For a share outstanding              December 31, December 31, April 29, 1996*
throughout the period:                   1998         1997     to Dec. 31, 1996
-------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of
 period                                $  10.30     $  10.16       $  10.00
Increase (Decrease) From
Investment Operations
Investment income, net                     0.68         0.68           0.41
Net realized and unrealized gain on
 investments, short sales, and
 financial futures, swap and
 options contracts                         0.07         0.32           0.23
                                       --------     --------       --------
Total from investment operations           0.75         1.00           0.64
                                       --------     --------       --------
Less Distributions
From investment income, net                0.65         0.63           0.41
In excess of investment income, net           -         0.05           0.06
From net realized gain on
 investments, short sales, and
 financial futures, swap and
 options contracts                         0.22         0.18           0.01
                                       --------     --------       --------
Total distributions                        0.87         0.86           0.48
                                       --------     --------       --------
Net asset value, end of period         $  10.18     $  10.30       $  10.16
                                       ========     ========       ========
Total Return                              7.42%       10.19%       6.54%(c)
Ratios/Supplemental Data
Net assets, end of period (000's)      $815,367     $655,271       $220,990
Ratio of operating expenses to
 average net assets, exclusive of
 interest expense (a)                     0.23%        0.38%       0.45%(b)
Ratio of operating expenses to
 average net assets, inclusive of
 interest expense (a)                     0.37%        0.47%       0.88%(b)
Ratio of investment income, net to
 average net assets (a)                   6.33%        6.07%       7.61%(b)
Decrease in above expense ratios
 due to waiver of investment
 advisory fees and reimbursement of
 other expenses                           0.20%        0.07%       0.10%(b)
Porfolio turnover                          843%       3,396%           590%

--------------------------------------------------------------------------------
(a)Net of waivers and reimbursements.
(b)Annualized.
(c)Not annualized.
*Commencement of Operations.

See Notes to Financial Statements.

FFTW Funds, Inc.

                                                            Worldwide Portfolio

                                                 For the Year Ended
                          ----------------------------------------------------------------
For a share outstanding   December 31, December 31, December 31, December 31, December 31,
throughout the period:        1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------
Per Share Data
Net asset value,
 beginning of period        $  9.42      $  9.64      $  9.83      $  9.27      $ 10.02
                            -------      -------      -------      -------      -------
Increase (Decrease) From
Investment Operations
Investment income, net         0.46         0.49         0.53         0.58         0.50
Net realized and
 unrealized gain (loss)
 on investments,
 financial futures and
 options contracts, and
 foreign currency-
 related transactions          0.96        (0.22)        0.01         0.56        (0.74)
                            -------      -------      -------      -------      -------
Total from investment
 operations                    1.42         0.27         0.54         1.14        (0.24)
                            -------      -------      -------      -------      -------
Less Distributions
From investment income,
 net                           0.46         0.19         0.53         0.30         0.20
In excess of investment
 income, net                      -         0.11            -            -         0.01
From net realized gain
 on investments,
 financial futures and
 options contracts, and
 foreign currency-
 related transactions          0.10            -         0.09            -            -
In excess of net
 realized gain on
 investments, financial
 futures contracts and
 foreign currency-
 related transactions             -            -            -            -            -
From capital stock in
 excess of par value              -         0.19         0.11         0.28         0.30
                            -------      -------      -------      -------      -------
Total distributions            0.56         0.49         0.73         0.58         0.51
                            -------      -------      -------      -------      -------
Net asset value, end of
 period                     $ 10.28      $  9.42      $  9.64      $  9.83      $  9.27
                            =======      =======      =======      =======      =======
Total Return                 15.58%        2.93%        5.77%       12.60%       (2.25%)
Ratios/Supplemental Data
Net assets, end of
 period (000's)             $69,653      $82,236      $74,939      $86,186      $53,721
Ratio of operating
 expenses to average net
 assets, exclusive of
 interest expense (a)         0.60%        0.60%        0.60%        0.60%        0.60%
Ratio of operating
 expenses to average net
 assets, inclusive of
 interest expense (a)         0.60%        0.60%        0.60%        0.60%        0.63%
Ratio of investment
 income, net to average
 net assets (a)               4.76%        5.21%        5.52%        6.13%        5.11%
Decrease in above
 expense ratios due to
 waiver of investment
 advisory fees and
 reimbursement of other
 expenses                     0.01%        0.02%        0.05%        0.30%        0.02%
Portfolio Turnover             668%         713%       1,126%       1,401%       1,479%

--------------------------------------------------------------------------------
(a)Net of waivers and reimbursements.

See Notes to Financial Statements.

FFTW Funds, Inc.

                                                     Worldwide-Hedged Portfolio

                                                 For the Year Ended
                          ----------------------------------------------------------------
For a share outstanding   December 31, December 31, December 31, December 31, December 31,
throughout the period:        1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------
Per Share Data
Net asset value,
 beginning of period        $  11.23     $ 10.91      $ 10.85      $ 10.41       $10.08
                            --------     -------      -------      -------       ------
Increase (Decrease) From
Investment Operations
Investment income, net          0.59        0.53         0.62         0.45         0.34
Net realized and
 unrealized gain on
 investments, financial
 futures and options
 contracts, and foreign
 currency-related
 transactions                   0.68        0.80         0.43         0.66         0.43
                            --------     -------      -------      -------       ------
Total from investment
 operations                     1.27        1.33         1.05         1.11         0.77
                            --------     -------      -------      -------       ------
Less Distributions
From investment income,
 net                            0.70        0.59         0.62         0.67         0.44
In excess of investment
 income, net                       -           -         0.37            -         0.00*
From net realized gain
 on investments,
 financial futures and
 options contracts, and
 foreign currency-
 related transactions           0.61        0.42            -            -            -
                            --------     -------      -------      -------       ------
Total distributions             1.31        1.01         0.99         0.67         0.44
                            --------     -------      -------      -------       ------
Net asset value, end of
 period                     $  11.19     $ 11.23      $ 10.91      $ 10.85       $10.41
                            ========     =======      =======      =======       ======
Total Return                  11.53%      12.60%       10.03%       11.00%        7.84%
Ratios/Supplemental Data
Net assets, end of
 period (000's)             $174,805     $80,390      $30,024      $28,255       $  273
Ratio of operating
 expenses to average net
 assets, exclusive of
 interest expense (a)          0.45%       0.45%        0.45%        0.45%        0.60%
Ratio of operating
 expenses to average net
 assets, inclusive of
 interest expense (a)          0.45%       0.45%        0.45%        0.45%        0.65%
Ratio of investment
 income, net to average
 net assets (a)                4.85%       5.29%        5.71%        5.84%        4.72%
Decrease in above
 expense ratios due to
 waiver of investment
 advisory fees and
 reimbursement of other
 expenses                      0.13%       0.20%        0.24%        0.54%        0.17%
Portfolio Turnover              745%        704%       1,087%         500%       1,622%

--------------------------------------------------------------------------------
(a)Net of waivers and reimbursements.
*Rounds to less than $0.01.

See Notes to Financial Statements.

FFTW Funds, Inc.

                                                        International Portfolio

                                       For the Year Ended
                                    -------------------------    Period From
For a share outstanding             December 31, December 31,  May 9, 1996* to
throughout the period:                  1998         1997     December 31, 1996
-------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of
 period                                 $9.50       $10.20          $10.00
Increase (Decrease) From
Investment Operations
Investment income, net                   0.48         0.50            0.38
Net realized and unrealized gain
 (loss) on investments, financial
 futures contracts and foreign
 currency-related transactions           1.21        (0.56)           0.28
                                      -------      -------         -------
Total from investment operations         1.69        (0.06)           0.66
                                      -------      -------         -------
Less Distributions
From investment income, net              0.45         0.14            0.38
In excess of net investment
 income, net                             0.40            -               -
From net realized gain on
 investments, financial futures
 contracts and foreign currency-
 related transactions                    0.66         0.14            0.08
From capital stock in excess of
 par value                                  -         0.36               -
                                      -------      -------         -------
Total distributions                      1.51         0.64            0.46
                                      -------      -------         -------
Net asset value, end of period          $9.68       $ 9.50          $10.20
                                      =======      =======         =======
Total Return                           18.35%       (0.43%)          6.66%(c)
Ratios/Supplemental Data
Net assets, end of period (000's)     $81,705      $67,653         $35,746
Ratio of operating expenses to
 average net assets (a)                 0.60%        0.60%           0.60%(b)
Ratio of investment income, net to
 average net assets (a)                 4.56%        5.19%           5.73%(b)
Decrease in above expense ratios
 due to waiver of investment
 advisory fees                          0.03%        0.10%           0.32%(b)
Portfolio Turnover                     1,049%         809%            539%

--------------------------------------------------------------------------------
(a)Net of waivers and reimbursements.
(b)Annualized.
(c)Not annualized
* Commencement of Operations

See Notes to Financial Statements.

FFTW Funds, Inc.

                                             Global Tactical Exposure Portfolio

                                                 For the Year Ended
                          --------------------------------------------------------------------
For a share outstanding   December 31,   December 31, December 31, December 31,   December 31,
throughout the period:        1998           1997         1996         1995           1994
----------------------------------------------------------------------------------------------
Per Share Data
Net asset value,
 beginning of period          $10.05          $9.80       $10.19     $10.00*         $10.39
Increase (Decrease) From
Investment Operations
Investment income, net          0.52***        0.41         0.47        0.19           0.20
Net realized and
 unrealized gain (loss)
 on investments,
 financial futures, swap
 and options contracts,
 and foreign currency-
 related transactions           0.28           0.43        (0.15)       0.19          (0.46)
                            --------       --------     --------     -------         ------
Total from investment
 operations                     0.80           0.84         0.32        0.38          (0.26)
                            --------       --------     --------     -------         ------
Less Distributions
From investment income,
 net                            0.53           0.36         0.47        0.19           0.20
In excess of investment
 income, net                    0.00 (c)       0.17            -        0.00 (c)          -
From net realized gain
 on investments,
 financial futures, swap
 and options contracts,
 and foreign currency-
 related transactions              -           0.06         0.05           -           0.50
In excess of net
 realized gain on
 investments, financial
 futures, swap and
 options contracts, and
 foreign currency-
 related transactions           0.07              -         0.09           -              -
From capital stock in
 excess of par value               -              -         0.10           -              -
                            --------       --------     --------     -------         ------
Total distributions             0.60           0.59         0.71        0.19           0.70
                            --------       --------     --------     -------         ------
Net asset value, end of
 period                       $10.25         $10.05        $9.80      $10.19          $9.43**
                            ========       ========     ========     =======         ======
Total Return                   8.20%          8.77%        3.18%       3.80% (b)     (2.53%)
Ratios/Supplemental Data
Net assets, end of
 period (000's)             $423,966       $283,005     $126,645     $34,005              -
Ratio of operating
 expenses to average net
 assets, exclusive of
 interest expense (a)          0.27%          0.42%        0.60%       0.60% (b)      0.57%
Ratio of operating
 expenses to average net
 assets, inclusive of
 interest expense (a)          5.54%          0.42%        0.60%       0.60% (b)      0.57%
Ratio of investment
 income, net to average
 net assets                    5.14%          3.67%        4.65%       6.12% (b)      2.87%
Decrease in above
 expense ratios due to
 waiver of investment
 advisory fees and
 reimbursement of other
 expenses                      0.30%          0.16%        0.06%       0.17% (b)      0.49%
Portfolio Turnover              766%           712%         784%        764%         1,282%

--------------------------------------------------------------------------------
(a)Net of waivers and reimbursements.
(b)Annualized.
(c)Rounds to less than $0.01.
*The portfolio recommenced operations on September 14, 1995.
** Represents net asset value per share at December 30, 1994. The Portfolio was fully liquidated on December 30, 1994 based on this net asset value.
*** Calculation done based on average shares outstanding.

See Notes to Financial Statements.

FFTW Funds, Inc.

                                                     Emerging Markets Portfolio

                                                Year Ended      Period from
For a share outstanding                        December 31, August 12, 1997* to
throughout the period:                             1998      December 31, 1997
-------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period             $   9.59        $  10.00

Increase (Decrease) From
Investment Operations
Investment income, net                               0.88            0.29
Net realized and unrealized (loss) on
 investments, financial futures contracts and
 foreign currency-related transactions              (1.86)          (0.41)
                                                 --------        --------
Total from investment operations                    (0.98)          (0.12)
                                                 --------        --------
Less Distributions
From investment income, net                          0.76            0.29
From net realized and unrealized (loss) on
 investments, financial futures contracts and
 foreign currency-related transactions                  -               -
From capital stock in excess of par value            0.13               -
                                                 --------        --------
Total distributions                                  0.89            0.29
                                                 --------        --------
Net asset value, end of period                   $   7.72        $   9.59
                                                 ========        ========
Total Return                                      (10.50%)         (1.20%) (b)

Ratios/Supplemental Data

Net assets, end of period (000's)                $164,709        $111,043
Ratio of operating expenses to average net
 assets, exclusive of interest expense              1.00%           1.03% (a)
Ratio of operating expenses to average net
 assets, inclusive of interest expense              1.15%           1.03% (a)
Ratio of investment income, net to average
 net assets                                        10.52%           7.87% (a)
Porfolio turnover                                    157%             16%
-------------------------------------------------------------------------------

(a)Annualized
(b)Not annualized
*Commencement of Operations


See Notes to Financial Statements.

FFTW Funds, Inc.

                                          International Opportunities Portfolio

                                                               Period From
For a share outstanding                                    October 8, 1998* to
throughout the period:                                      December 31, 1998
------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                             $ 10.00
Increase (Decrease) From
Investment Operations
Investment income, net                                              0.09
Net realized and unrealized gain (loss) on investments,
 financial futures contracts and foreign currency-related
 transactions                                                          -
                                                                 -------
Total from investment operations                                    0.09
                                                                 -------
Less Distributions
From investment income, net                                         0.09
In excess of net realized gain on investments, financial
 futures contracts and foreign currency-related
 transactions                                                       0.06
                                                                 -------
Total distributions                                                 0.15
                                                                 -------
Net asset value, end of period                                   $  9.94
                                                                 =======
Total Return                                                        0.89%(c)
Ratios/Supplemental Data
Net assets, end of period (000's)                                $25,576
Ratio of operating expenses to average net assets (a)               0.60%(b)
Ratio of investment income, net to average net assets (a)           3.78%(b)
Decrease in above expense ratios due to waiver of
 investment advisory fees                                           0.29%(b)
Portfolio Turnover                                                   238%

--------------------------------------------------------------------------------
(a)Net of waivers and reimbursements
(b)Annualized.
(c)Not annualized.
*Commencement of Operations.


See Notes to Financial Statements.

FFTW Funds, Inc.

Notes to Financial Statements
December 31, 1998

1. Organization

FFTW Funds, Inc. (the "Fund") was organized as a Maryland corporation on February 23, 1989 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund currently has thirteen Portfolios, ten of which were active as of December 31, 1998. The ten active Portfolios are: Money Market Portfolio ("Money Market"); U.S. Short-Term Portfolio ("U.S. Short-Term"); Limited Duration Portfolio ("Limited Duration"), formerly Stable Return Portfolio; Mortgage-Backed Portfolio ("Mortgage"), formerly Mortgage Total Return Portfolio; Worldwide Portfolio ("Worldwide"); Worldwide-Hedged Portfolio ("Worldwide-Hedged"); International Portfolio ("International"); Global Tactical Exposure Portfolio ("Global Tactical Exposure"), formerly International-Hedged Portfolio; Emerging Markets Portfolio ("Emerging Markets"); and International Opportunities Portfolio ("International Opportunities"). International Opportunities commenced operations on October 8, 1998. The Fund is managed by Fischer Francis Trees & Watts, Inc. (the "Investment Adviser"). The Portfolio name changes were effective on September 11, 1998.

2. Summary of Significant Accounting Policies

Net Asset Value

The net asset value per share ("NAV") of each Portfolio is determined by adding the value of all of the assets of the Portfolio, subtracting all of the Portfolio's liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The NAV is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day (as that term is defined in the Fund's registration statement) for each Portfolio, other than Money Market, Mortgage, Global Tactical Exposure and Emerging Markets. The NAV of Money Market is calculated by the Fund's Accounting Agent as of 12:00 p.m. Eastern time on each Business Day. The NAV of Mortgage, Global Tactical Exposure and Emerging Markets is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on the last Business Day of each month, on any other Business Days in which the Investment Adviser approves a purchase, and on each Business Day for which a redemption order has been placed.

Securities

All securities transactions are recorded on a trade date basis. Interest income and expense are recorded on the accrual basis. The Fund amortizes discount or premium on a daily basis to interest income. The Fund uses the specific identification method for determining gain or loss on sales of securities.

Valuation

Except for Money Market, all investments are valued daily at their market price, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

All investments in Money Market are valued daily using the amortized cost valuation method, which approximates market value and is consistent with Rule 2a-7 of the Investment Company Act of 1940.

Expenses

Expenses directly attributed to each Portfolio in the Fund are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them.

Income Tax

There is no provision for Federal income or excise tax since each Portfolio distributes all of its taxable income and qualifies or intends to qualify as a regulated investment company ("RIC") by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs.

FFTW Funds, Inc.

December 31, 1998

2. Summary of Significant Accounting Policies (continued)

At December 31, 1998, the Portfolio had the following capital loss carryforwards to offset future net capital gains, to the extent provided by regulations. Net realized losses attributable to security transactions after October 31, 1998, are treated for federal income tax purposes as arising on the first day of the Portfolio's next fiscal year.

      Portfolio                 Carryforward Amount  Expiration Date
      ---------                 ------------------- -----------------
      U.S. Short-Term               $1,021,947      December 31, 2001
                                     1,779,703      December 31, 2002
                                     1,335,380      December 31, 2003
                                     1,594,356      December 31, 2004
                                     2,647,239      December 31, 2005
      Worldwide                      4,461,157      December 31, 2002
      Global Tactical Exposure       3,987,996      December 31, 2006
      Emerging Markets                 745,596      December 31, 2005
                                    19,253,285      December 31, 2006

Dividends to Shareholders

It is the policy of the Portfolios, other than Mortgage, to declare dividends daily from net investment income. Mortgage declares dividends monthly from net investment income on the last Business Day of each month. Dividends are paid in cash or reinvested monthly for all Portfolios. Distributions from net capital gains of each Portfolio, if any, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain may not be distributed.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with U.S. Federal income tax regulations and may differ from net investment income and realized gains recorded by a Portfolio for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. To the extent that those differences which are permanent in nature result in overdistributions to shareholders, amounts are reclassified within the capital accounts based on their U.S. Federal tax basis treatment. Temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital stock in excess of par.

During the year ended December 31, 1998, the Portfolios reclassified the following book to tax differences [increases (decreases)]:

                                   Undistributed Accumulated  Capital Stock
                                    Investment   Net Realized   in Excess
      Portfolio                     Income, Net   Gain/Loss   of Par Value
      ---------                    ------------- ------------ -------------
      Money Market                  $    21,387   $  (20,769)  $     (618)
      U.S. Short-Term                       (10)          10            -
      Limited Duration                   16,962      (16,962)           -
      Mortgage                        6,047,539   (4,130,978)  (1,916,561)
      Worldwide                       1,653,764   (1,715,641)      61,877
      Worldwide-Hedged                1,190,020   (1,188,908)      (1,112)
      International                   1,837,624   (2,569,519)     731,895
      Global Tactical Exposure      (12,768,606)  12,768,606            -
      Emerging Markets               (1,328,416)   3,580,880   (2,252,464)
      International Opportunities      (532,539)     532,539            -

FFTW Funds, Inc.

December 31, 1998


2. Summary of Significant Accounting Policies (continued)

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses on foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Investment Advisory Agreements and Affiliated Transactions

The Fund's Board of Directors has approved investment advisory agreements (the "Agreements") with the Investment Adviser. The investment advisory fees to be paid to the Investment Adviser are computed daily at annual rates set forth below. The fees are payable quarterly for U.S. Short-Term, Worldwide, and Worldwide-Hedged, and monthly for Money Market, Limited Duration, Mortgage, International, Global Tactical Exposure and Emerging Markets.

From time to time, the Investment Adviser has agreed to waive its investment advisory fee and reimburse the Portfolios for any expenses (exclusive of interest, taxes, brokerage commissions and other extraordinary expenses) in excess of certain specified amounts. The table below summarizes the current investment advisory fee arrangement (reflecting certain waivers), the investment advisory fee per the Agreements and the current expense cap as percentages of average daily net assets. All waiver and expense cap agreements are in effect until further notice.

                                    Current   Investment
                                   Investment  Advisory  Current
                                    Advisory   Fee per   Expense
      Portfolio                       Fee     Agreement    Cap
      ---------                    ---------- ---------- -------
      Money Market                   0.10%      0.10%     0.25%
      U.S. Short-Term                0.15%      0.30%     0.25%
      Limited Duration               0.15%      0.35%     0.30%
      Mortgage                       0.10%      0.30%     0.25%
      Worldwide                      0.40%      0.40%     0.60%
      Worldwide-Hedged               0.26%      0.40%     0.45%
      International                  0.40%      0.40%     0.60%
      Global Tactical Exposure       0.10%      0.40%     0.30%
      Emerging Markets               0.75%      0.75%     1.04%
      International Opportunities    0.40%      0.40%     0.60%

Directors who are not employees of the Investment Adviser receive an annual retainer of $20,000, payable quarterly and $1,000 per meeting attended. Directors' fees of $27,000 were allocated among the Portfolios and paid for the year ended December 31, 1998.

On May 29, 1998, Investors Capital Services, Inc. became a wholly-owned subsidiary of Investors Bank and Trust Company (IBT), which is a wholly-owned subsidiary of Investors Financial Services Co., Inc. IBT serves as the Funds' custodian and accounting agent. Fees paid for services rendered by IBT are based upon assets of the Portfolios and on transactions entered into by the Portfolios during the year. Fees paid to IBT by the Portfolios are reflected as accounting and custody fees in the statement of operations.

FFTW Funds, Inc.

December 31, 1998


3. Investment Advisory Agreements and Affiliated Transactions (continued)

As of December 31, 1998, the Investment Adviser had discretionary investment advisory agreements with shareholders of the Fund that represent 83.6% of the Fund's total net assets and therefore, the investment adviser may be deemed a control person.


4. Investment Transactions

Purchase cost and proceeds from sales of investment securities (including U.S. Government securities), other than short-term investments, for the year ended December 31, 1998 for each of the Portfolios were as follows:

                                     Purchase Cost of    Proceeds from Sales of
      Portfolio*                   Investment Securities Investment Securities
      ----------                   --------------------- ----------------------
      Money Market                    $             -       $             -
      U.S. Short-Term                   5,950,028,369         5,644,552,902
      Limited Duration                  1,064,862,644           959,185,852
      Mortgage                         12,095,393,646        11,739,578,910
      Mortgage (short sale
       transactions)                      349,165,972           348,138,919
      Worldwide                           368,962,358           407,358,705
      Worldwide-Hedged                    665,629,105           631,842,162
      International                       369,210,749           362,755,381
      Global Tactical Exposure          1,984,403,584         1,913,561,632
      Emerging Markets                    287,818,979           203,144,450
      International Opportunities          67,249,895            36,529,499

-------

*Long transactions unless otherwise indicated

  Mortgage (the "Portfolio") is engaged in short-selling which obligates the Portfolio to replace the security borrowed by purchasing the security at current market value. The Portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio would realize a gain if the price of the security declines between those dates. Until the Portfolio replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or liquid securities sufficient to cover its short position. At December 31, 1998, there were no securities sold short outstanding.

The cost of investments for U.S. Federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at December 31, 1998, for each of the Portfolios were as follows:

                           Unrealized   Unrealized
Portfolio                 Appreciation Depreciation     Net           Cost
---------                 ------------ ------------ ------------  -------------
U.S. Short-Term            $ 390,609    $1,671,251  $ (1,280,642) $ 837,056,962
Limited Duration             350,715       334,796        15,919    126,196,538
Mortgage                   6,504,071     9,254,487    (2,750,416) 1,490,360,238
Worldwide                    842,053        74,069       767,984     66,454,593
Worldwide-Hedged           1,612,293       268,464     1,343,829    172,144,173
International                560,302       236,541       323,761     78,409,417
Global Tactical Exposure   6,344,585       786,947     5,557,638    370,520,734
Emerging Markets           5,921,149    23,811,932   (17,890,783)   177,604,583
International
 Opportunities               197,197        14,169       183,028     39,123,983

5. Forward Foreign Exchange Contracts

Each Portfolio, except Money Market, may enter into forward foreign exchange contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions. Fluctuations in the value of forward foreign exchange contracts are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's custodian will place and maintain cash not available for investment, U.S. Government securities, or other appropriate liquid, unencumbered securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under certain open forward foreign exchange contracts. Risks may arise from the potential inability of a counter-party to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

FFTW Funds, Inc.

December 31, 1998

5. Forward Foreign Exchange Contracts (continued)
At December 31, 1998, Worldwide had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

---------------------------------------------------------------------------------
                                                                     Unrealized
   Contract                                 Cost/                   Appreciation
    Amount                                 Proceeds      Value     (Depreciation)
---------------------------------------------------------------------------------
 Forward Foreign Exchange Buy Contracts
               Australian Dollar
     1,900,000 closing 2/23/99           $  1,183,153 $  1,166,041   $  (17,112)
               British Pound closing
     1,250,004 2/23/99                      2,062,255    2,075,637       13,382
               Canadian Dollar closing
     3,853,314 2/23/99                      2,534,948    2,510,084      (24,864)
               Danish Krone closing
    12,795,198 2/23/99                      2,017,549    2,014,345       (3,204)
               Dutch Guilder closing
       850,000 2/23/99                        450,412      454,134        3,722
               French Franc closing
    33,451,499 2/23/99                      5,967,089    6,004,288       37,199
               German Deutschemark
    39,141,811 closing 2/23/99             23,618,411   23,561,462      (56,949)
               Italian Lira closing
 9,981,001,121 2/23/99                      5,994,595    6,054,559       59,964
               Japanese Yen closing
 2,302,919,082 2/23/99                     19,100,595   20,557,372    1,456,777
               Spanish Peseta closing
   316,859,011 2/23/99                      2,252,019    2,236,486      (15,533)
               Swedish Krona closing
     4,938,903 2/23/99                        619,920      611,746       (8,174)
 Forward Foreign Exchange Sell
  Contracts
               Australian Dollar
     2,050,000 closing 2/23/99              1,286,794    1,258,097       28,697
               British Pound closing
     3,760,762 2/23/99                      6,220,502    6,244,760      (24,258)
               Canadian Dollar closing
     3,379,661 2/23/99                      2,202,718    2,201,542        1,176
               Danish Krone closing
    12,750,668 2/23/99                      2,026,908    2,007,334       19,574
               German Deutschemark
    39,729,919 closing 2/23/99             24,006,297   23,915,474       90,823
               Japanese Yen closing
 1,302,452,140 2/23/99                     11,181,182   11,626,546     (445,364)
               Swedish Krona closing
     5,155,370 2/23/99                        653,983      638,558       15,425
               Swiss Franc closing
     2,450,000 2/23/99                      1,787,258    1,794,193       (6,935)
                                                                     ----------
                                                                     $1,124,346
                                                                     ==========

At December 31, 1998, Worldwide-Hedged had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

 Forward Foreign Exchange Sell
  Contracts
               Australian Dollar
     4,800,000 closing 2/23/99              3,012,995    2,945,789       67,206
               British Pound closing
    17,095,065 2/23/99                     28,308,048   28,386,425     (78,377)
               Canadian Dollar closing
     9,974,568 2/23/99                      6,531,637    6,497,523       34,114
               Danish Krone closing
    38,270,421 2/23/99                      6,083,651    6,024,902       58,749
               German Deutschemark
    30,910,942 closing 2/23/99             18,477,558   18,606,880    (129,322)
               Japanese Yen closing
 1,469,170,083 2/23/99                     12,473,185   13,114,780    (641,595)
               Spanish Peseta closing
   586,469,038 2/23/99                      4,172,553    4,139,474       33,079
               Swedish Krona closing
     5,741,561 2/23/99                        720,966      711,165        9,801
               Swiss Franc closing
     6,350,000 2/23/99                      4,674,961    4,650,257       24,704
                                                                     ----------
                                                                     $ (83,335)
                                                                     ==========

 Forward Foreign Exchange Buy Contracts
               Australian Dollar
     4,100,000 closing 2/23/99              2,553,105    2,516,195     (36,910)
               British Pound closing
     3,338,131 2/23/99                      5,507,224    5,542,981       35,757
               Canadian Dollar closing
     4,980,139 2/23/99                      3,278,564    3,244,107     (34,457)
               Danish Krone closing
    28,560,961 2/23/99                      4,503,760    4,496,345      (7,415)
               German Deutschemark
    16,921,368 closing 2/23/99             10,227,577   10,185,839     (41,738)
               Japanese Yen closing
 1,351,353,225 2/23/99                     11,440,000   12,063,069      623,069

FFTW Funds, Inc.

December 31, 1998

5. Forward Foreign Exchange Contracts (continued)

At December 31, 1998, International had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

----------------------------------------------------------------------------------
                                                                      Unrealized
    Contract                                 Cost/                   Appreciation
     Amount                                 Proceeds      Value     (Depreciation)
----------------------------------------------------------------------------------
 Forward Foreign Exchange Buy Contracts
                Australian Dollar
      2,888,967 closing 2/23/99           $  1,805,531 $  1,772,977  $   (32,554)
                British Pound closing
      2,301,598 2/23/99                      3,797,138    3,821,813       24,675
                Canadian Dollar closing
      3,875,363 2/23/99                      2,549,688    2,524,446      (25,242)
                Danish Krone closing
     16,755,733 2/23/99                      2,642,169    2,637,851       (4,318)
                French Franc closing
     41,074,506 2/23/99                      7,326,883    7,372,560       45,677
                German Deutschemark
     26,838,281 closing 2/23/99             16,210,575   16,155,337      (55,238)
                Italian Lira closing
 14,415,556,395 2/23/99                      8,657,992    8,744,598       86,606
                Japanese Yen closing
  2,790,350,820 2/23/99                     23,306,035   24,908,509    1,602,474
                Swedish Krona closing
      7,230,443 2/23/99                        907,549      895,582      (11,967)

 Forward Foreign Exchange Sell Contracts
                Australian Dollar
      2,250,000 closing 2/23/99              1,412,339    1,380,839       31,500
                British Pound closing
      3,798,086 2/23/99                      6,290,054    6,306,737      (16,683)
                Canadian Dollar closing
      3,574,423 2/23/99                      2,334,698    2,328,411        6,287
                Danish Krone closing
     14,629,786 2/23/99                      2,325,621    2,303,163       22,458
                German Deutschemark
     23,867,656 closing 2/23/99             14,284,571   14,367,165      (82,594)
                Japanese Yen closing
    846,679,890 2/23/99                      7,206,215    7,558,021     (351,806)
                Spanish Peseta closing
     85,494,917 2/23/99                        608,270      603,449        4,821
                Swiss Franc closing
      3,500,000 2/23/99                      2,547,137    2,563,133      (15,996)
                                                                     -----------
                                                                     $ 1,228,100
                                                                     ===========

At December 31, 1998, Global Tactical Exposure had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

 Forward Foreign Exchange Buy Contracts
                Australian Dollar
     22,078,260 closing 2/23/99             13,792,667   13,549,561     (243,106)
                British Pound closing
      9,737,640 2/23/99                     16,065,136   16,169,392      104,256
                Canadian Dollar closing
     21,795,831 2/23/99                     14,341,067   14,198,000     (143,067)
                Danish Krone closing
    156,055,697 2/23/99                     24,606,869   24,567,807      (39,062)
                Dutch Guilder closing
     62,244,916 2/23/99                     32,983,380   33,255,891      272,511
                French Franc closing
    242,630,209 2/23/99                     43,280,451   43,550,267      269,816
                German Deutschemark
    188,290,212 closing 2/23/99            113,264,629  113,341,530       76,901
                Italian Lira closing
 67,081,880,064 2/23/99                     40,289,417   40,692,428      403,011
                Japanese Yen closing
 15,139,390,996 2/23/99                    125,852,492  135,144,174    9,291,682
                Spanish Peseta closing
    302,139,060 2/23/99                      2,147,399    2,132,588      (14,811)
                Swedish Krona closing
     39,035,567 2/23/99                      4,899,657    4,835,048      (64,609)
 Forward Foreign Exchange Sell Contracts
                Australian Dollar
     19,600,000 closing 2/23/99             12,303,288   12,028,637      274,651
                British Pound closing
     26,430,672 2/23/99                     43,815,803   43,888,238      (72,435)
                Canadian Dollar closing
     17,980,275 2/23/99                     11,744,138   11,712,512       31,626
                Danish Krone closing
    130,573,605 2/23/99                     20,756,610   20,556,168      200,442
                German Deutschemark
    254,782,644 closing 2/23/99            152,685,433  153,366,732     (681,299)
                Japanese Yen closing
  4,996,979,870 2/23/99                     42,700,000   44,606,335   (1,906,335)
                Swiss Franc closing
     25,000,000 2/23/99                     18,193,842   18,308,097     (114,255)
                                                                     -----------
                                                                     $ 7,645,917
                                                                     ===========

FFTW Funds, Inc.

December 31, 1998


5. Forward Foreign Exchange Contracts (continued)

At December 31, 1998, Emerging Markets had outstanding forward exchange contracts, both to purchase and sell foreign currencies as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
    Contract                                 Cost/                 Appreciation
     Amount                                Proceeds      Value    (Depreciation)
--------------------------------------------------------------------------------
 Forward Foreign Exchange Buy Contracts
                Czech Republic Koruna
    300,000,000 closing 7/14/99           $ 8,543,536 $ 9,815,737  $ 1,272,201
                European Currency Unit
      4,380,561 closing 7/21/99             5,060,051   5,199,707      139,656
                German Deutschemark
     15,608,741 closing 7/14/99             8,914,187   9,465,580      551,393
                Greek Drachma closing
  1,600,000,000 7/21/99                     5,402,157   5,546,478      144,321
                Indonesian Rupiah
 24,300,000,000 closing 3/02/99             3,000,000   3,115,368      115,368
                Japanese Yen closing
    425,040,000 2/23/99                     3,593,951   3,794,187      200,236
                Phillipine Peso closing
    160,000,000 3/2/99                      3,970,223   4,067,724       97,501
                South African Rand
     50,000,000 closing 7/13/99             7,089,986   8,020,318      930,332
                Turkish Lira closing
  2,594,750,000 3/10/99                     5,500,000   7,125,889    1,625,889
                Turkish Lira closing
    944,000,000 4/30/99                     2,000,000   2,329,177      329,177

 Forward Foreign Exchange Sell Contracts
                Czech Republic Koruna
    300,000,000 closing 7/14/99             8,914,187   9,815,737     (901,550)
                European Currency Unit
      4,565,168 closing 7/14/99             5,402,157   5,418,834      (16,677)
                German Deutschemark
     15,608,741 closing 7/14/99             8,765,683   9,465,581     (699,898)
                German Deutschemark
      6,000,000 closing 2/23/99             3,593,951   3,611,708      (17,757)
                Greek Drachma closing
  1,600,000,000 7/21/99                     5,060,051   5,546,478     (486,427)
                Japanese Yen closing
    481,104,450 3/3/99                      3,970,000   4,299,107     (329,107)
                South African Rand
     50,000,000 closing 7/13/99             7,309,942   8,020,318     (710,376)
                Turkish Lira closing
  2,594,750,000 3/10/99                     5,727,925   7,125,889   (1,397,964)
                                                                   -----------
                                                                   $   846,318
                                                                   ===========

At December 31, 1998, International Opportunities had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

 Forward Foreign Exchange Buy Contracts
                Australian Dollars
      1,100,000 closing 2/23/99               689,401     675,076      (14,325)
                British Pound closing
        789,521 2/23/99                     1,306,591   1,311,003        4,412
                Canadian Dollar closing
      2,253,706 2/23/99                     1,469,763   1,468,085       (1,678)
                Danish Krone closing
      3,579,677 2/23/99                       564,517     563,548         (969)
                French Franc closing
     16,386,600 2/23/99                     2,923,047   2,941,269       18,222
                German Deutschemark
     23,494,355 closing 2/23/99            14,078,653  14,142,456       63,803
                Italian Lira closing
  3,714,384,997 2/23/99                     2,230,862   2,253,177       22,315
                Japanese Yen closing
    776,334,714 2/23/99                     6,443,915   6,930,075      486,160
                Spanish Peseta closing
    152,427,000 2/23/99                     1,083,348   1,075,875       (7,473)
                Swedish Krona closing
      3,954,250 2/23/99                       496,329     489,784       (6,545)
 Forward Foreign Exchange Sell Contracts
                Australian Dollar
        600,000 closing 2/23/99               376,619     368,224        8,395
                British Pound closing
      1,740,000 2/23/99                     2,881,380   2,889,277       (7,897)
                Canadian Dollar closing
      2,087,089 2/23/99                     1,357,488   1,359,549       (2,061)
                French Franc closing
     25,004,540 2/23/99                     4,463,502   4,488,124      (24,622)
                German Deutschemark
     23,564,752 closing 2/23/99            14,183,283  14,184,833       (1,550)
                Japanese Yen closing
    217,799,850 2/23/99                     1,857,333   1,944,224      (86,891)
                Swiss Franc closing
      1,150,000 2/23/99                       856,532     842,172       14,360
                                                                   -----------
                                                                   $   463,656
                                                                   ===========

FFTW Funds, Inc.

December 31, 1998

5. Forward Foreign Exchange Contracts (continued)

Each Portfolio, other than Money Market, may enter into foreign currency transactions on the spot markets in order to pay for foreign investment purchases or to convert to U.S. dollars the proceeds from foreign investment sales or coupon interest receipts. At December 31, 1998, no Portfolio had an outstanding purchase or sale of foreign currency on the spot markets.

6. Financial Futures Contracts

Each Portfolio, other than Money Market, may enter into financial futures contracts to hedge its interest rate and foreign currency risk. A Portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments.

Investments in financial futures contracts require the Portfolio to "mark to market" open financial futures contracts on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. At December 31, 1998, the Portfolios placed U.S. Treasury Bills, other liquid securities or cash in segregated accounts for the benefit of the futures clearing broker at the Portfolio's custodian with respect to their financial futures contracts as follows:

                                    December 31, 1998
       Portfolio                    Collateral Value
       ---------                    -----------------
       U.S. Short-Term                 $2,947,806
       Limited Duration                   491,301
       Mortgage                         1,965,204
       Worldwide                          699,810
       Worldwide-Hedged                 1,299,645
       International                      899,755
       Global Tactical Exposure         6,598,205
       International Opportunities         99,678

As of December 31, 1998, U.S. Short-Term had the following open financial futures contracts:

------------------------------------------------------------------------------
                                                     Value        Unrealized
                                                   Covered by    Appreciation
 Contracts                                         Contracts    (Depreciation)
------------------------------------------------------------------------------
 Long Futures Contracts:
       428 June '99 Euro Dollars                  $101,746,000    $(414,569)
 Short Futures Contracts:
        45 March '99 2 Year U.S. Treasury Notes     (9,518,203)      21,544
                                                                  ---------
                                                                  $(393,025)
                                                                  =========

As of December 31, 1998, Limited Duration had the following open financial futures contracts:

-----------------------------------------------------------------------------
                                                     Value       Unrealized
                                                   Covered by   Appreciation
 Contracts                                         Contracts   (Depreciation)
-----------------------------------------------------------------------------
 Short Futures Contracts:
  12       March '99 2 Year U.S. Treasury Notes   $(2,538,188)     $2,557
                                                                   ======

FFTW Funds, Inc.

December 31, 1998

6. Financial Futures Contracts (continued)

As of December 31, 1998, Mortgage had the following open financial futures contracts:

-------------------------------------------------------------------------------
                                                       Value       Unrealized
                                                    Covered by    Appreciation
 Contracts                                           Contracts   (Depreciation)
-------------------------------------------------------------------------------
 Long Futures Contracts:
   15      March '99 U.S. Treasury Bonds           $   1,916,719    $  8,002
           March '99 CBT 5 Year U.S. Treasury
  107      Notes                                      12,127,781     (78,076)
 Short Futures Contracts
  593      March '99 10 Year U.S. Treasury Notes    (70,659,656)     422,226
   45      June '00 Euro Dollars                    (10,684,125)      16,623
   75      September '99 Euro Dollars               (17,831,250)      30,518
                                                                    --------
                                                                    $399,293
                                                                    ========

As of December 31, 1998, Worldwide had the following open financial futures contracts:

---------------------------------------------------------------
                                        Value      Unrealized
                                     Covered by   Appreciation
 Contracts                            Contracts  (Depreciation)
---------------------------------------------------------------
 Long Futures Contracts:
           March '99 Deutsche MED
  120      Bundes                    $19,583,383   $ (16,569)
           March '99 CBT 5 Year
   98      U.S. Treasury Notes        11,107,688     (47,025)
           March '99 Deutsche
   23      Bundes                      3,996,488      12,151
           March '99 TSE Japanese
    2      10 Year Bonds               2,267,128    (168,572)
           March '99 U.S. Treasury
   31      Bonds                       3,961,219     (30,205)
                                                   ---------
                                                   $(250,220)
                                                   =========

As of December 31, 1998, Worldwide-Hedged had the following open financial futures contracts:

-----------------------------------------------------------------------------
                                                      Value      Unrealized
                                                   Covered by   Appreciation
 Contracts                                          Contracts  (Depreciation)
-----------------------------------------------------------------------------
 Long Futures Contracts:
   20      March '99 10 Year U.S. Treasury Notes   $ 2,383,125   $   6,007
           March '99 CBT 5 Year U.S. Treasury
   90      Notes                                    10,200,938     (84,970)
  116      March '99 Deutsche Bundes                20,156,201      29,217
  324      March '99 Deutsche MED Bundes            52,875,135     (36,451)
           March '99 TSE Japanese Gov't. 10 Year
    4      Bonds                                     4,534,255    (337,144)
  164      March '99 U.S. Treasury Bonds            20,956,125    (159,793)
                                                                 ---------
                                                                 $(583,134)
                                                                 =========

FFTW Funds, Inc.

December 31, 1998

6. Financial Futures Contracts (continued)

As of December 31, 1998, International had the following open financial futures contracts:

-----------------------------------------------------------------------------
                                                      Value      Unrealized
                                                   Covered by   Appreciation
 Contracts                                          Contracts  (Depreciation)
-----------------------------------------------------------------------------
 Long Futures Contracts:
       132 March '99 Deutsche MED Bundes           $21,541,722   $  (4,538)
        30 March '99 Deutsche Bundes                 5,212,811      27,862
           March '99 TSE Japanese Gov't. 10 Year
         4 Bonds                                     4,534,255    (337,144)
                                                                 ---------
                                                                 $(313,820)
                                                                 =========

As of December 31, 1998, Global Tactical Exposure had the following open financial futures contracts:

---------------------------------------------------------------------
                                              Value      Unrealized
                                           Covered by   Appreciation
 Contracts                                  Contracts  (Depreciation)
---------------------------------------------------------------------
 Long Futures Contracts:
       550 March '99 Deutsche MED Bundes   $89,757,174   $(140,556)
         4 March '99 U.S. Treasury Bonds       476,625       1,228
                                                         ---------
                                                         $(139,328)
                                                         =========

As of December 31, 1998, International Opportunities had the following open financial futures contracts:

-------------------------------------------------------------------------------
                                                        Value      Unrealized
                                                      Covered by  Appreciation
 Contracts                                            Contracts  (Depreciation)
-------------------------------------------------------------------------------
 Long Futures Contracts:
         3 March '99 CBT 5 Year U.S. Treasury Notes    $340,031     $(3,173)
         1 March '99 Deutsche Bundes                    173,760         924
                                                                    -------
                                                                    $(2,249)
                                                                    =======

7. Capital Stock Transactions

As of December 31, 1998, there were 5,000,000,000 shares of $0.001 par value capital stock authorized.

Transactions in capital stock for Money Market were as follows for the periods indicated:

                                     ----------------------------------
                                  Year Ended            Year Ended
                              December 31, 1998     December 31, 1997
                                     ----------------------------------
                              Shares     Amount     Shares     Amount
-----------------------------------------------------------------------
Shares sold                 13,249,156 $13,249,156   809,659 $  809,659
Shares issued related to
 reinvestment of dividends   1,547,822   1,547,822 1,363,118  1,363,118
                                     ----------------------------------
                            14,796,978  14,796,978 2,172,777  2,172,777
Shares redeemed             11,476,392  11,476,392 1,067,582  1,067,582
                                     ----------------------------------
 Net increase (decrease)     3,320,586 $ 3,320,586 1,105,195 $1,105,195
                                     ----------------------------------
                                     ----------------------------------

FFTW Funds, Inc.

December 31, 1998

7. Capital Stock Transactions (continued)

Transactions in capital stock for U.S. Short-Term were as follows for the periods indicated:

                             ----------------------------------------------------
                                  Year Ended                 Year Ended
                              December 31, 1998          December 31, 1997
                             ----------------------------------------------------
                            Shares        Amount       Shares         Amount
---------------------------------------------------------------------------------
Shares sold               883,180,967 $8,636,306,700 635,311,236  $6,237,574,780
Shares issued related to
 reinvestment of
 dividends                  3,557,660     34,776,941   2,789,536      27,377,336
                             ----------------------------------------------------
                          886,738,627  8,671,083,641 638,100,772   6,264,952,116
Shares redeemed           850,486,394  8,315,384,728 624,333,180   6,129,968,601
                             ----------------------------------------------------
  Net increase (decrease)  36,252,233 $  355,698,913  13,767,592  $  134,983,515
                             ----------------------------------------------------
                             ----------------------------------------------------

Transactions in capital stock for Limited Duration were as follows for the periods indicated:

                             ----------------------------------------------------
                                  Year Ended                 Year Ended
                              December 31, 1998          December 31, 1997
                             ----------------------------------------------------
                            Shares        Amount       Shares         Amount
---------------------------------------------------------------------------------
Shares sold                10,680,290 $  106,723,144   3,788,291  $   37,880,900
Shares issued related to
 reinvestment of
 dividends                    545,455      5,446,193     215,997       2,148,047
                             ----------------------------------------------------
                           11,225,745    112,169,337   4,004,288      40,028,947
Shares redeemed             6,243,321     62,348,719   4,216,188      41,993,570
                             ----------------------------------------------------
  Net increase (decrease)   4,982,424 $   49,820,618    (211,900) $   (1,964,623)
                             ----------------------------------------------------
                             ----------------------------------------------------

Transactions in capital stock for Mortgage were as follows for the periods indicated:

                             ----------------------------------------------------
                                  Year Ended                 Year Ended
                              December 31, 1998          December 31, 1997
                             ----------------------------------------------------
                            Shares        Amount       Shares         Amount
---------------------------------------------------------------------------------
Shares sold                39,025,398 $  403,050,000  73,900,117  $  762,614,676
Shares issued related to
 reinvestment of
 dividends                  6,638,891     68,466,878   4,663,202      47,946,656
                             ----------------------------------------------------
                           45,664,289    471,516,878  78,563,319     810,561,332
Shares redeemed            29,176,443    303,173,256  36,721,484     383,659,957
                             ----------------------------------------------------
  Net increase (decrease)  16,487,846 $  168,343,622  41,841,835  $  426,901,375
                             ----------------------------------------------------
                             ----------------------------------------------------

FFTW Funds, Inc.

December 31, 1998

7. Capital Stock Transactions (continued)

Transactions in capital stock for Worldwide were as follows for the periods indicated:

                             --------------------------------------------------
                                  Year Ended               Year Ended
                               December 31, 1998        December 31, 1997
                             --------------------------------------------------
                              Shares       Amount      Shares     Amount
-------------------------------------------------------------------------------
Shares sold                  1,355,632  $ 13,503,235  1,920,788 $18,112,235
Shares issued related to
 reinvestment of dividends     351,950     3,437,295    343,250   3,210,931
                             --------------------------------------------------
                             1,707,582    16,940,530  2,264,038  21,323,166
Shares redeemed              3,666,125    37,782,038  1,304,053  12,156,347
                             --------------------------------------------------
  Net increase (decrease)   (1,958,543) $(20,841,508)   959,985 $ 9,166,819
                             --------------------------------------------------
                             --------------------------------------------------

Transactions in capital stock for Worldwide-Hedged were as follows for the periods indicated:

                            -----------------------------------------------
                                  Year Ended               Year Ended
                               December 31, 1998        December 31, 1997
                            -----------------------------------------------
                              Shares       Amount      Shares     Amount
-------------------------------------------------------------------------------
Shares sold                  8,577,164  $ 97,208,680  3,982,279 $44,433,183
Shares issued related to
 reinvestment of dividends   1,624,885    18,421,804    530,286   5,958,627
                             --------------------------------------------------
                            10,202,049   115,630,484  4,512,565  50,391,810
Shares redeemed              1,740,289    20,306,695    105,402   1,178,345
                             --------------------------------------------------
  Net increase (decrease)    8,461,760  $ 95,323,789  4,407,163 $49,213,465
                             --------------------------------------------------
                             --------------------------------------------------

Transactions in capital stock for International were as follows for the periods indicated:

                            -----------------------------------------------
                                  Year Ended               Year Ended
                               December 31, 1998        December 31, 1997
                            -----------------------------------------------
                              Shares       Amount      Shares     Amount
-------------------------------------------------------------------------------
Shares sold                  4,369,703  $ 43,727,753  3,289,389 $32,040,188
Shares issued related to
 reinvestment of dividends   1,164,157    11,290,681    351,087   3,365,604
                             --------------------------------------------------
                             5,533,860    55,018,434  3,640,476  35,405,792
Shares redeemed              4,220,805    43,214,455     21,837     212,502
                             --------------------------------------------------
  Net increase (decrease)    1,313,055  $ 11,803,979  3,618,639 $35,193,290
                             --------------------------------------------------
                             --------------------------------------------------

FFTW Funds, Inc.

December 31, 1998

7. Capital Stock Transactions (continued)

Transactions in capital stock for Global Tactical Exposure were as follows for the periods indicated:

                             ----------------------------------------------
                                  Year Ended              Year Ended
                               December 31, 1998       December 31, 1997
                             ----------------------------------------------
                              Shares      Amount      Shares      Amount
                             ----------------------------------------------
Shares sold                 13,695,844 $139,000,000 21,516,017 $216,244,172
Shares issued related to
 reinvestment of dividends   1,972,986   20,020,277  1,252,355   12,577,383
                             ----------------------------------------------
                            15,668,830  159,020,277 22,768,372  228,821,555
Shares redeemed              2,457,580   25,025,592  7,532,876   76,430,078
                             ----------------------------------------------
 Net increase (decrease)    13,211,250 $133,994,685 15,235,496 $152,391,477
                             ----------------------------------------------
                             ----------------------------------------------

Transactions in capital stock for Emerging Markets were as follows for the periods indicated:

--------------------------------------------------------------------------
                                                         Period from
                                  Year Ended         August 12, 1997* to
                              December 31, 1998       December 31, 1997
                             ---------------------------------------------
                              Shares     Amount      Shares      Amount
                             ---------------------------------------------
Shares sold                  8,316,238 $81,000,000 12,811,892 $125,300,000
Shares issued related to
 reinvestment of dividends   2,032,162  16,696,296    197,299    1,903,314
                             ---------------------------------------------
                            10,348,400  97,696,296 13,009,191  127,203,314
Shares redeemed                576,713   3,864,586  1,431,789   13,730,857
                             ---------------------------------------------
 Net increase (decrease)     9,771,687 $93,831,710 11,577,402 $113,472,457
                             ---------------------------------------------
                             ---------------------------------------------

Transactions in capital stock for International Opportunities were as follows for the period indicated:

-------------------------------------------------------
                            Period from October 8,1998*
                               to December 31, 1998
                             --------------------------
                               Shares        Amount
                             --------------------------
Shares sold                    2,537,825 $   25,175,844
Shares issued related to
 reinvestment of dividends        36,432        360,224
                             --------------------------
                               2,574,257     25,536,067
Shares redeemed                        1             10
                             --------------------------
 Net increase (decrease)       2,574,256 $   25,536,057
                             --------------------------
                             --------------------------

-----------------------
*Commencement of operations.

8. Repurchase and Reverse Repurchase Agreements

Each Portfolio may enter into repurchase agreements under which a bank or securities firm that is a primary or reporting dealer in U.S. Government securities agrees, upon entering into the contract, to sell U.S. Government securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date. U.S. Short-Term, Worldwide, and Worldwide-Hedged may only invest up to 25% of their assets in repurchase agreements. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, such Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

FFTW Funds, Inc.

December 31, 1998

8. Repurchase and Reverse Repurchase Agreements (continued)

Each Portfolio is also permitted to enter into reverse repurchase agreements under which a primary or reporting dealer in U.S. Government securities purchases U.S. Government securities from a Portfolio and such Portfolio agrees to repurchase the securities at an agreed upon price and date. Reverse repurchase agreements for U.S. Short-Term, Worldwide, and Worldwide-Hedged may not exceed 25% of the Portfolio's total assets. When a Portfolio engages in reverse repurchase transactions, the Portfolio will maintain, in a segregated account with its custodian, cash or securities equal in value to those subject to the reverse repurchase agreement. Each Portfolio will engage in repurchase and reverse repurchase transactions with parties selected on the basis of such party's creditworthiness.

For the year ended December 31, 1998, the average amount of reverse repurchase agreements outstanding and related weighted average interest rates for those Portfolios engaging in reverse repurchase agreements was as follows:

                   Average   Average
  Portfolio        Balance    Rate
------------------------------------
U.S. Short-Term   $   27,945  5.07%
Mortgage             468,185  5.42%
Emerging Markets   9,695,254  2.55%

9. Options Transactions

For hedging purposes, each Portfolio, other than Money Market, may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is limited to the premium paid whether or not the option is exercised. In addition, each Portfolio bears the risk of a change in the market value of the underlying securities should the counterparty to an option contract failed to perform.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by such Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

FFTW Funds, Inc.

December 31, 1998

9. Options Transactions (continued)

A summary of put and call options written by U.S. Short-Term for the year ended December 31, 1998 is as follows:

                                      Calls               Puts
                                ------------------ ------------------
                                  # of               # of
                                Contracts Premiums Contracts Premiums
                                -------------------------------------
Outstanding, beginning of year       -    $      -      -    $      -
Options written
U.S. Treasury                      817     424,847    970     397,677
Euro Dollars                       100       6,940    100       4,440
Options closed
U.S. Treasury                      817     424,847    970     397,677
Euro Dollars                       100       6,940    100       4,440
                                -------------------------------------
Outstanding, end of year             -    $      -      -    $      -
                                =====================================

Net realized gain on written options transactions for the year ended December 31, 1998 was $48,575.

A summary of put and call options written by Limited Duration for the year ended December 31, 1998 is as follows:

                                      Calls               Puts
                                ------------------ ------------------
                                  # of               # of
                                Contracts Premiums Contracts Premiums
                                -------------------------------------
Outstanding, beginning of year       -    $      -      -    $      -
Options written
U.S. Treasury                       95      40,890     95      48,421
Options closed
U.S. Treasury                       95      40,890     95      48,421
                                -------------------------------------
Outstanding, end of year             -    $      -      -    $      -
                                =====================================

Net realized gain on written options transactions for the year ended December 31, 1998 was $19,661.

A summary of put and call options written by Worldwide for the year ended December 31, 1998 is as follows:

                                      Calls               Puts
                                ------------------ ------------------
                                  # of               # of
                                Contracts Premiums Contracts Premiums
                                -------------------------------------
Outstanding, beginning of year       -    $      -      -    $      -
Options written
U.S. Treasury                       30      15,301     30      21,551
Options closed
U.S. Treasury                       30      15,301     30      21,551
                                -------------------------------------
Outstanding, end of year             -    $      -      -    $      -
                                =====================================

Net realized gain on written options transactions for the year ended December 31, 1998 was $10,734.

FFTW Funds, Inc.

December 31, 1998

9. Options Transactions (continued)

A summary of put and call options written by Worldwide-Hedged for the year ended December 31, 1998 is as follows:

                                      Calls               Puts
                                ------------------ ------------------
                                  # of               # of
                                Contracts Premiums Contracts Premiums
                                -------------------------------------
Outstanding, beginning of year       -    $      -      -    $      -
Options written
U.S. Treasury                       55      28,051     55      39,505
Options closed
U.S. Treasury                       55      28,051     55      39,505
                                -------------------------------------
Outstanding, end of year             -    $      -      -    $      -
                                =====================================

Net realized gain on written options transactions for the year ended December 31, 1998 was $19,674.

10. Swap Transactions

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of one of the parties to comply with the terms of the swap contract. The loss incurred by the failure of a counter-party generally is limited to the net payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counter-party to a swap contract in evaluating overall potential risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or indices related to a swap contract.

Global Tactical Exposure entered into a swap agreement pursuant to which this Portfolio agrees to pay the return of a specified global index in exchange for an interest payment based on the London Interbank Offered Rate (LIBOR). The effect of such is to hedge the market exposure imbedded in the Portfolio for a current market interest return, plus (or minus) any incremental return achieved in excess of the index return. This type of transaction also serves to hedge currency exposure. The index used pursuant to this hedging technique is the JP Morgan Non-U.S. Traded Total Return Government Bond Index (Unhedged) ("JP Morgan Index").

Global Tactical Exposure Portfolio records a net receivable or payable on a daily basis for the amount expected to be received or paid in the period. Income paid or received on the JP Morgan Index is broken down into an interest expense component (recorded as an offset to interest income) and a capital component (recorded as net realized gain or loss on investments). Income received based on LIBOR is recorded as interest income.

At December 31, 1998, Global Tactical Exposure had one outstanding swap contract with Morgan Guaranty Trust Company of New York broken down into six components with the following terms:

---------------------------------------------------------------------------------
  Notional      Termination            Payments Made            Payments Received
   Amount          Date              By the Portfolio           by the Portfolio
---------------------------------------------------------------------------------
$ 90,000,000       8/4/99       % change in JP Morgan Index     LIBOR minus .26%
  51,000,000       8/4/99       % change in JP Morgan Index     LIBOR minus .27%
  12,000,000       8/4/99       % change in JP Morgan Index     LIBOR minus .28%
  36,000,000       8/4/99       % change in JP Morgan Index     LIBOR minus .29%
  36,600,000       4/5/00       % change in JP Morgan Index     LIBOR minus .28%
 143,000,000      11/3/00       % change in JP Morgan Index     LIBOR minus .28%

FFTW Funds, Inc.

December 31, 1998

11. Segregation of Assets

It is the policy of each of the Fund's Portfolios to have its custodian segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes. Therefore, the Fund's custodian has been instructed to segregate all assets on a settled basis. The Portfolios will not enter into transactions deemed to create leverage in excess of each Portfolio's ability to segregate up to 100% of its segregated settled assets.

12. Subsequent Events


Year 2000 Issues (unaudited)

The Fund could be adversely affected if the computer systems used by Investors Bank & Trust (IBT) and the Fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. All of the Fund's service provides are working to avoid Year 2000-related problems in their systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the Fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the Fund's investments and its share price.

FFTW Funds, Inc.

Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
FFTW Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FFTW Funds, Inc. (comprising, respectively, the Money Market, U.S. Short-Term, Limited Duration, Mortgage-Backed, Worldwide, Worldwide-Hedged, International, Global Tactical Exposure, Emerging Markets and International Opportunities Portfolios) as of December 31, 1998, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting FFTW Funds, Inc. at December 31, 1998 and the results of their operations, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                 Ernst & Young LLP

New York, New York
February 22, 1999

FFTW Funds, Inc.

OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION

OFFICERS AND DIRECTORS                          Investment Adviser
                                                Fischer Francis Trees & Watts,
Stephen P. Casper                               Inc.
Director of the Fund                            200 Park Avenue
                                                New York, NY 10166
John C Head III
Director of the Fund                            Sub-Adviser
                                                Fischer Francis Trees & Watts
Lawrence B. Krause                              3 Royal Court
Director of the Fund                            The Royal Exchange
                                                London, EC3V 3RA
Onder John Olcay
Chairman of the Board and                       Administrator
President of the Fund                           Investors Capital Services,
                                                Inc.
William E. Vastardis                            600 Fifth Avenue
Secretary and Treasurer of the Fund             New York, NY 10020

Carla E. Dearing                                Distributor
Assistant Treasurer of the Fund                 AMT Capital Securities, LLC
                                                399 Park Avenue, 37th floor
                                                New York, NY 10022

                                                Custodian and Fund Accounting
                                                Agent
                                                Investors Bank & Trust Company
                                                200 Clarendon St.
                                                Boston, MA 02116

                                                Transfer and Dividend
                                                Disbursing Agent
                                                Investors Bank & Trust Company
                                                200 Clarendon St.
                                                Boston, MA 02116

                                                Legal Counsel
                                                Dechert Price & Rhoads
                                                1775 Eye Street, N.W.
                                                Washington, D.C. 20006-2401

                                                Independent Auditors
                                                Ernst & Young LLP
                                                787 Seventh Avenue
                                                New York, NY 10019

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